      As filed with the Securities and Exchange Commission on April 13, 2012


                                                  Registration Nos. 333-147509
                                                                      811- 21851

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


  Registration Statement Under the Securities Act of 1933               [ ]
           Pre-Effective Amendment No.                                  [ ]
           Post-Effective Amendment No. 4                               [X]
  Registration Statement Under the Investment Company Act of 1940       [ ]
           Amendment No. 9                                              [X]



                  MetLife Investors USA Variable Life Account A
                           (Exact Name of Registrant)
                     MetLife Investors USA Insurance Company
                               (Name of Depositor)
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
              (Address of depositor's principal executive offices)
                              ---------------------
                               Michael K. Farrell
                                   President
                     MetLife Investors USA Insurance Company
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                     (Name and address of agent for service)



                                    Copy to:
                             Mary E. Payne, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415



It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)



[X]  on April 30, 2012 pursuant to paragraph (b)



[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

                    METLIFE INVESTORS USA INSURANCE COMPANY
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED APRIL 30, 2012 TO THE
                        PROSPECTUS DATED APRIL 30, 2012

   This supplement revises certain information in the April 30, 2012 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by MetLife Investors USA Insurance Company. You should read and retain this supplement.

   We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.




                                                                           9234

                    METLIFE INVESTORS USA INSURANCE COMPANY
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED APRIL 30, 2012 TO THE
                        PROSPECTUS DATED APRIL 30, 2012

   If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

   1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

   2. You will not be subject to the monthly Policy Charge.

   3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.




                                                                           9236

                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
               MetLife Investors USA Variable Life Account A of
                    MetLife Investors USA Insurance Company
                           5 Park Plaza, Suite 1900
                           Irvine, California 92614
                                (800) 989-3752

   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

   You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":


METROPOLITAN SERIES FUND--CLASS A


Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio

MSCI EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio


Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED)

AllianceBernstein Global Dynamic Allocation Portfolio--Class B

American Funds(R) Balanced Allocation Portfolio--Class B
American Funds(R) Growth Allocation Portfolio--Class B
American Funds(R) Moderate Allocation Portfolio-- Class B

AQR Global Risk Balanced Portfolio--Class B


BlackRock Global Tactical Strategies Portfolio--
   Class B

BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio--Class B

Invesco Small Cap Growth Portfolio
Janus Forty Portfolio

JPMorgan Global Active Allocation Portfolio--Class B

Lazard Mid Cap Portfolio
Legg Mason ClearBridge Aggressive Growth Portfolio
Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

MetLife Aggressive Strategy Portfolio

MetLife Balanced Plus Portfolio--Class B

MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio


PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio

Schroders Global Multi-Asset Portfolio--Class B

SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                APRIL 30, 2012

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
SUMMARY OF BENEFITS AND RISKS................................................  A-4
   Benefits of the Policy....................................................  A-4
   Risks of the Policy.......................................................  A-5
   Risks of the Portfolios...................................................  A-7
FEE TABLES...................................................................  A-7
   Transaction Fees..........................................................  A-7
   Periodic Charges Other Than Portfolio Operating Expenses..................  A-9
   Annual Portfolio Operating Expenses....................................... A-11
HOW THE POLICY WORKS......................................................... A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS......................... A-16
   The Company............................................................... A-16
   The Separate Account...................................................... A-16
   The Portfolios............................................................ A-16
   Share Classes of the Portfolios........................................... A-20
   Certain Payments We Receive with Regard to the Portfolios................. A-20
   Selection of the Portfolios............................................... A-20
   Voting Rights............................................................. A-21
   Rights Reserved by MetLife Investors USA.................................. A-21
THE POLICIES................................................................. A-22
   Purchasing a Policy....................................................... A-22
   Replacing Existing Insurance.............................................. A-22
   Policy Owner and Beneficiary.............................................. A-22
   24 Month Conversion Right................................................. A-23
PREMIUMS..................................................................... A-23
   Flexible Premiums......................................................... A-23
   Amount Provided for Investment under the Policy........................... A-23
   Right to Examine Policy................................................... A-24
   Allocation of Net Premiums................................................ A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
  OFFICE..................................................................... A-25
   Payment of Proceeds....................................................... A-26
CASH VALUE................................................................... A-26
DEATH BENEFITS............................................................... A-27
   Death Proceeds Payable.................................................... A-28
   Change in Death Benefit Option............................................ A-29
   Increase in Face Amount................................................... A-29
   Reduction in Face Amount.................................................. A-29
SURRENDERS AND PARTIAL WITHDRAWALS........................................... A-30
   Surrender................................................................. A-30
   Partial Withdrawal........................................................ A-30
TRANSFERS.................................................................... A-32
   Transfer Option........................................................... A-32
AUTOMATED INVESTMENT STRATEGIES.............................................. A-34

                                                                                        PAGE
                                                                                        ----
LOANS.................................................................................. A-35
LAPSE AND REINSTATEMENT................................................................ A-36
   Lapse............................................................................... A-36
   Reinstatement....................................................................... A-37
ADDITIONAL BENEFITS BY RIDER........................................................... A-37
THE FIXED ACCOUNT...................................................................... A-38
   General Description................................................................. A-38
   Values and Benefits................................................................. A-38
   Policy Transactions................................................................. A-39
CHARGES................................................................................ A-39
   Deductions from Premiums............................................................ A-40
   Surrender Charge.................................................................... A-40
   Partial Withdrawal Charge........................................................... A-41
   Transfer Charge..................................................................... A-42
   Illustration of Benefits Charge..................................................... A-42
   Monthly Deduction from Cash Value................................................... A-42
   Loan Interest Spread................................................................ A-44
   Charges Against the Portfolios and the Investment Divisions of the Separate Account. A-44
TAX CONSIDERATIONS..................................................................... A-45
   Introduction........................................................................ A-45
   Tax Status of the Policy............................................................ A-45
   Tax Treatment of Policy Benefits.................................................... A-45
   MetLife Investors USA's Income Taxes................................................ A-49
DISTRIBUTION OF THE POLICIES........................................................... A-49
LEGAL PROCEEDINGS...................................................................... A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS................................................. A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................................... A-52
FINANCIAL STATEMENTS................................................................... A-52
GLOSSARY............................................................................... A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST.................... A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES..... A-55

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.


TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (11 in FL) (and, with
                              respect to a face amount
                              increase, in the first ten
                              Policy years (11 in FL)
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT           Monthly                   $15 in Policy year 1         $15 in Policy year 1
 BETWEEN $50,000 AND                                    $8 in Policy years 2+        $8 in Policy years 2+
 $249,999
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000     $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         of base Policy face          of base Policy face
                                                        amount in first eight        amount
                                                        Policy years/6/

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                   Monthly                 $.02 to $.25 per $1,000 of  $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount               Option amount

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of Option   $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                      amount
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000     $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of rider face amount        of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
--------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000     $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of net amount at risk       of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 35, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
--------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
--------------------------------------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2011. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.27%   1.26%

   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2011, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                                                                       CONTRACTUAL
                                                           DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- -------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.83%           --       0.12%        --     0.95%       0.10%       0.85%
Barclays Capital Aggregate Bond Index
 Portfolio....................................   0.25%           --       0.03%        --     0.28%       0.01%       0.27%
BlackRock Aggressive Growth Portfolio.........   0.73%           --       0.04%        --     0.77%          --       0.77%
BlackRock Bond Income Portfolio...............   0.34%           --       0.03%        --     0.37%       0.01%       0.36%
BlackRock Diversified Portfolio...............   0.46%           --       0.05%        --     0.51%          --       0.51%
BlackRock Large Cap Value Portfolio...........   0.63%           --       0.03%        --     0.66%       0.03%       0.63%
BlackRock Legacy Large Cap Growth
 Portfolio....................................   0.71%           --       0.02%        --     0.73%       0.01%       0.72%
Davis Venture Value Portfolio.................   0.70%           --       0.03%        --     0.73%       0.05%       0.68%
FI Value Leaders Portfolio....................   0.67%           --       0.07%        --     0.74%          --       0.74%
Jennison Growth Portfolio.....................   0.62%           --       0.02%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio........   0.90%           --       0.06%        --     0.96%       0.08%       0.88%
Loomis Sayles Small Cap Growth Portfolio......   0.90%           --       0.06%        --     0.96%       0.08%       0.88%
Met/Artisan Mid Cap Value Portfolio...........   0.81%           --       0.03%        --     0.84%          --       0.84%
MetLife Conservative Allocation Portfolio.....   0.09%           --       0.02%     0.53%     0.64%       0.01%       0.63%
MetLife Conservative to Moderate Allocation
 Portfolio....................................   0.07%           --       0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.........   0.25%           --       0.05%     0.01%     0.31%       0.00%       0.31%
MetLife Moderate Allocation Portfolio.........   0.06%           --          --     0.64%     0.70%       0.00%       0.70%
MetLife Moderate to Aggressive Allocation
 Portfolio....................................   0.06%           --       0.01%     0.69%     0.76%       0.00%       0.76%
MetLife Stock Index Portfolio.................   0.25%           --       0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio.................   0.54%           --       0.05%        --     0.59%          --       0.59%
MFS(R) Value Portfolio........................   0.70%           --       0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio..................   0.30%           --       0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio............   0.82%           --       0.04%        --     0.86%       0.01%       0.85%
Oppenheimer Global Equity Portfolio...........   0.52%           --       0.10%        --     0.62%          --       0.62%
Russell 2000(R) Index Portfolio...............   0.25%           --       0.06%     0.01%     0.32%       0.00%       0.32%
T. Rowe Price Large Cap Growth Portfolio......   0.60%           --       0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio......   0.49%           --       0.06%        --     0.55%          --       0.55%
Van Eck Global Natural Resources Portfolio....   0.78%           --       0.04%     0.02%     0.84%          --       0.84%
Western Asset Management Strategic Bond
 Opportunities Portfolio......................   0.61%           --       0.06%        --     0.67%       0.04%       0.63%
Western Asset Management U.S. Government
 Portfolio....................................   0.47%           --       0.02%        --     0.49%       0.01%       0.48%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B.........................   0.64%        0.25%       0.12%     0.02%     1.03%       0.00%       1.03%

                                                                                                        CONTRACTUAL
                                                            DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                               AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                   FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                                ---------- -------------- -------- --------- --------- ------------- ---------
American Funds(R) Balanced Allocation
 Portfolio -- Class B..........................   0.06%        0.25%       0.01%     0.37%     0.69%          --       0.69%
American Funds(R) Growth Allocation
 Portfolio -- Class B..........................   0.07%        0.25%       0.01%     0.39%     0.72%          --       0.72%
American Funds(R) Moderate Allocation
 Portfolio -- Class B..........................   0.06%        0.25%       0.01%     0.36%     0.68%          --       0.68%
AQR Global Risk Balanced Portfolio --
 Class B.......................................   0.63%        0.25%       0.30%     0.08%     1.26%       0.00%       1.26%
BlackRock Global Tactical Strategies
 Portfolio -- Class B..........................   0.68%        0.25%       0.03%     0.16%     1.12%       0.00%       1.12%
BlackRock Large Cap Core Portfolio --
 Class A.......................................   0.59%           --       0.05%        --     0.64%       0.01%       0.63%
Clarion Global Real Estate Portfolio --
 Class A.......................................   0.61%           --       0.06%        --     0.67%          --       0.67%
Dreman Small Cap Value Portfolio --
 Class A.......................................   0.78%           --       0.07%        --     0.85%       0.00%       0.85%
Harris Oakmark International Portfolio --
 Class A.......................................   0.77%           --       0.08%        --     0.85%       0.02%       0.83%
Invesco Balanced-Risk Allocation Portfolio --
 Class B.......................................   0.66%        0.25%       0.15%     0.10%     1.16%       0.00%       1.16%
Invesco Small Cap Growth Portfolio --
 Class A.......................................   0.85%           --       0.03%        --     0.88%       0.02%       0.86%
Janus Forty Portfolio -- Class A...............   0.63%           --       0.03%        --     0.66%       0.01%       0.65%
JPMorgan Global Active Allocation Portfolio --
 Class B.......................................   0.78%        0.25%       0.11%        --     1.14%       0.00%       1.14%
Lazard Mid Cap Portfolio -- Class A............   0.69%           --       0.06%        --     0.75%          --       0.75%
Legg Mason ClearBridge Aggressive Growth
 Portfolio -- Class A..........................   0.62%           --       0.03%        --     0.65%          --       0.65%
Lord Abbett Bond Debenture Portfolio --
 Class A.......................................   0.50%           --       0.04%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio --
 Class A.......................................   0.67%           --       0.06%        --     0.73%       0.02%       0.71%
Met/Franklin Income Portfolio -- Class A.......   0.74%           --       0.08%        --     0.82%       0.08%       0.74%
Met/Franklin Mutual Shares Portfolio --
 Class A.......................................   0.80%           --       0.07%        --     0.87%       0.00%       0.87%
Met/Franklin Templeton Founding Strategy
 Portfolio -- Class A..........................   0.05%           --       0.01%     0.83%     0.89%       0.01%       0.88%
Met/Templeton Growth Portfolio -- Class A......   0.68%           --       0.14%        --     0.82%       0.02%       0.80%
Met/Templeton International Bond Portfolio --
 Class A.......................................   0.60%           --       0.14%        --     0.74%          --       0.74%
MetLife Aggressive Strategy Portfolio --
 Class A.......................................   0.09%           --       0.01%     0.75%     0.85%       0.00%       0.85%
MetLife Balanced Plus Portfolio -- Class B.....   0.27%        0.25%       0.02%     0.46%     1.00%       0.00%       1.00%
MFS(R) Emerging Markets Equity Portfolio --
 Class A.......................................   0.92%           --       0.17%        --     1.09%          --       1.09%
MFS(R) Research International Portfolio --
 Class A.......................................   0.68%           --       0.09%        --     0.77%       0.06%       0.71%

                                                                                                     CONTRACTUAL
                                                         DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- -------------- -------- --------- --------- ------------- ---------
Morgan Stanley Mid Cap Growth Portfolio --
 Class A....................................   0.65%           --       0.07%        --     0.72%       0.01%       0.71%
PIMCO Inflation Protected Bond Portfolio --
 Class A....................................   0.47%           --       0.04%        --     0.51%          --       0.51%
PIMCO Total Return Portfolio -- Class A.....   0.48%           --       0.03%        --     0.51%          --       0.51%
RCM Technology Portfolio -- Class A.........   0.88%           --       0.07%        --     0.95%          --       0.95%
Schroders Global Multi-Asset Portfolio --
 Class B....................................   0.66%        0.25%       0.12%        --     1.03%       0.00%       1.03%
SSgA Growth and Income ETF Portfolio --
 Class A....................................   0.31%           --       0.01%     0.21%     0.53%          --       0.53%
SSgA Growth ETF Portfolio -- Class A........   0.32%           --       0.03%     0.24%     0.59%          --       0.59%
T. Rowe Price Mid Cap Growth Portfolio --
 Class A....................................   0.75%           --       0.03%        --     0.78%          --       0.78%

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund....................   0.36%        0.25%       0.02%        --     0.63%          --       0.63%
American Funds Global Small Capitalization
 Fund.......................................   0.70%        0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth Fund..................   0.32%        0.25%       0.02%        --     0.59%          --       0.59%
American Funds Growth-Income Fund...........   0.27%        0.25%       0.01%        --     0.53%          --       0.53%



   The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.


   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.


   THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METLIFE INVESTORS USA INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                             HOW THE POLICY WORKS
                                 [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.


- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.


-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY

   MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New
York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

   MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

THE PORTFOLIOS


   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.


   The adviser, sub-adviser and investment objective of each Portfolio are as follows:


METROPOLITAN SERIES FUND                                                         ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                        -----------                       --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited/1/  Long-term growth of capital.
  Portfolio (formerly Artio
  International Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors          To track the performance of the
  Index Portfolio                    Company, LLC                         Barclays U.S. Aggregate Bond
                                                                          Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC              Maximum capital appreciation.
  Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC              A competitive total return primarily
                                                                          from investing in fixed-income
                                                                          securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC              High total return while attempting to
                                                                          limit investment risk and preserve
                                                                          capital.

PORTFOLIO                                      SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                       -----------                     --------------------

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
  Growth Portfolio

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/  Growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC      Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.    Long-term capital growth from
  Portfolio                                                            investments in common stocks or
                                                                       other equity securities.

Loomis Sayles Small Cap Growth       Loomis Sayles & Company, L.P.     Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited          Long-term capital growth.
                                     Partnership

MetLife Conservative Allocation      N/A                               A high level of current income, with
  Portfolio                                                            growth of capital as a secondary
                                                                       objective.

MetLife Conservative to Moderate     N/A                               A high total return in the form of
  Allocation Portfolio                                                 income and growth of capital, with a
                                                                       greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Advisors       To track the performance of the
  Portfolio                          Company, LLC                      Standard & Poor's MidCap 400(R)
                                                                       Composite Stock Price Index.

MetLife Moderate Allocation          N/A                               A balance between a high level of
  Portfolio                                                            current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Moderate to Aggressive       N/A                               Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Advisors       To track the performance of the
                                     Company, LLC                      Standard & Poor's 500(R) Composite
                                                                       Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services  Favorable total return through
                                     Company                           investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services  Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Advisors       To track the performance of the
  (formerly Morgan Stanley EAFE(R)   Company, LLC                      MSCI EAFE(R) Index.
  Index Portfolio)

Neuberger Berman Genesis             Neuberger Berman Management       High total return, consisting
  Portfolio                          LLC                               principally of capital appreciation.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors       To track the performance of the
                                     Company, LLC                      Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.    Long-term growth of capital and,
  Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.    Long-term capital growth.
  Portfolio

Van Eck Global Natural Resources     Van Eck Associates Corporation    Long-term capital appreciation with
  Portfolio                                                            income as a secondary
                                                                       consideration.

PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

Western Asset Management              Western Asset Management           To maximize total return consistent
  Strategic Bond Opportunities        Company                            with preservation of capital.
  Portfolio

Western Asset Management U.S.         Western Asset Management           To maximize total return consistent
  Government Portfolio                Company                            with preservation of capital and
                                                                         maintenance of liquidity.

MET INVESTORS SERIES TRUST                                                     ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.             Seeks capital appreciation and
  Allocation Portfolio                                                   current income.

American Funds(R) Balanced            N/A                                A balance between a high level of
  Allocation Portfolio                                                   current income and growth of
                                                                         capital, with a greater emphasis on
                                                                         growth of capital.

American Funds(R) Growth Allocation   N/A                                Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                                A high total return in the form of
  Allocation Portfolio                                                   income and growth of capital, with a
                                                                         greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, Inc.       Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,    Seeks capital appreciation and
  Portfolio                           Inc.                               current income.

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC            Long-term capital growth.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC        Total return through investment in
                                      (formerly ING Clarion Real Estate  real estate securities, emphasizing
                                      Securities LLC)                    both capital appreciation and
                                                                         current income.

Dreman Small Cap Value Portfolio      Dreman Value Management, LLC       Capital appreciation.

Harris Oakmark International          Harris Associates L.P.             Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.             Seeks total return.
  Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.             Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management LLC       Capital appreciation.

JPMorgan Global Active Allocation     J.P. Morgan Investment             Seeks capital appreciation and
  Portfolio                           Management Inc.                    current income.

Lazard Mid Cap Portfolio              Lazard Asset Management LLC        Long-term growth of capital.

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC          Capital appreciation.
  Growth Portfolio

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC             High current income and the
  Portfolio                                                              opportunity for capital appreciation
                                                                         to produce a high total return.

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC             Capital appreciation through
                                                                         investments, primarily in equity
                                                                         securities, which are believed to be
                                                                         undervalued in the marketplace.

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                      -----------                     --------------------

Met/Franklin Income Portfolio       Franklin Advisers, Inc.            To maximize income while
                                                                       maintaining prospects for capital
                                                                       appreciation.

Met/Franklin Mutual Shares          Franklin Mutual Advisers, LLC      Capital appreciation, which may
  Portfolio                                                            occasionally be short-term. The
                                                                       Portfolio's secondary investment
                                                                       objective is income.

Met/Franklin Templeton Founding     N/A                                Primarily seeks capital appreciation
  Strategy Portfolio                                                   and secondarily seeks income.

Met/Templeton Growth Portfolio      Templeton Global Advisors Limited  Long-term capital growth.

Met/Templeton International Bond    Franklin Advisers, Inc.            Current income with capital
  Portfolio                                                            appreciation and growth of income.

MetLife Aggressive Strategy         N/A                                Growth of capital.
  Portfolio

MetLife Balanced Plus Portfolio     Pacific Investment Management      A balance between a high level of
                                    Company LLC                        current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MFS(R) Emerging Markets Equity      Massachusetts Financial Services   Capital appreciation.
  Portfolio                         Company

MFS(R) Research International       Massachusetts Financial Services   Capital appreciation.
  Portfolio                         Company

Morgan Stanley Mid Cap Growth       Morgan Stanley Investment          Capital appreciation.
  Portfolio                         Management Inc.

PIMCO Inflation Protected Bond      Pacific Investment Management      Maximum real return, consistent
  Portfolio                         Company LLC                        with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio        Pacific Investment Management      Maximum total return, consistent
                                    Company LLC                        with the preservation of capital and
                                                                       prudent investment management.

RCM Technology Portfolio            RCM Capital Management LLC         Capital appreciation; no
                                                                       consideration is given to income.

Schroders Global Multi-Asset        Schroder Investment Management     Seeks capital appreciation and
  Portfolio                         North America Inc.                 current income.

SSgA Growth and Income ETF          SSgA Funds Management, Inc.        Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio           SSgA Funds Management, Inc.        Growth of capital.

T. Rowe Price Mid Cap Growth        T. Rowe Price Associates, Inc.     Long-term growth of capital.
  Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)                         ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                      -----------                     --------------------

American Funds Bond Fund            N/A                                As high a level of current income as
                                                                       is consistent with the preservation
                                                                       of capital.

American Funds Global Small         N/A                                Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund          N/A                                Growth of capital.

American Funds Growth-Income        N/A                                Long-term growth of capital and
  Fund                                                                 income.

----------

/1/Prior to February 1, 2012, Artio Global Management LLC was the sub-adviser to the Portfolio.



/2/Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS


   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%, although we do not currently receive any such payments with respect to the Portfolios offered under the Policy. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.


   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.


RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                    OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife Investors USA
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and Ownership                MetLife Investors USA
        Changes                                  P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife Investors USA
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife Investors USA
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife Investors USA
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.


   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.


   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.


EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


  Face Amount:.................. $          350,000
  Death Benefit Option:.........  Option A -- Level

  Cash Value:................... $           12,000
  Surrender Charge:............. $          - 4,900  ($14.00 x $350,000/1,000)
                                 ------------------
  Cash Surrender Value:......... $            7,100
                                               x 20%
                                 ------------------
  Withdrawal Amount:............ $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
 Surrender Charge  x   Excess of Free Withdrawal          =   Surrender Charge
                       ----------------------------------     On Withdrawal
                       Face Amount less Surrender Charge
      $4,900       x                 $710                 =   $10
                       ----------------------------------
                               $350,000 - $4,900

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

              Face Amount before Withdrawal.............. $350,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------

              Face Amount after Withdrawal............... $348,570

              Surrender Charge before Withdrawal......... $  4,900
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Surrender Charge after Withdrawal.......... $  4,890

              Cash Value before Withdrawal............... $ 12,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Cash Value after Withdrawal................ $ 10,570

              Surrender Charge after Withdrawal.......... -  4,890
                                                          --------
              Cash Surrender Value after Withdrawal...... $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


   The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.


   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.



   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.


                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.


   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.


   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania.)


   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and
(b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.


   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.


   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                11.87
                                           10                 5.93
                                           11                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.


   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.


   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
                        5 but < 10 target premiums        0.55%
            1 - 10      10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
                        5 but < 10 target premiums        0.30%
            11 - 19     10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)


   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary.


   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.


   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

   The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

   The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

   Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

   MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

   Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

   Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and

0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to Selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS


   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales or account and cash values of these variable insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.


   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small

Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)


   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A, included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.


   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.


   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                           NET SINGLE PREMIUM
                                               FACTOR
                                           ------------------
                      AGE                   MALE     FEMALE
                      ---                   -------  -------
                      30.................. 5.82979   6.59918
                      40.................. 4.11359   4.63373
                      50.................. 2.93292   3.28706
                      60.................. 2.14246   2.40697
                      70.................. 1.64028   1.82665
                      80.................. 1.32530   1.44515
                      90.................. 1.15724   1.22113
                      100................. 1.08417   1.10646
                      120................. 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .74% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.74%, 5.22% and 9.19%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35

                           $2,500 ANNUAL PREMIUM FOR

                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
 1      $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,573  $    1,689  $     1,766
 2       350,000    350,000     350,000       0           0            0    3,095       3,424        3,651
 3       350,000    350,000     350,000       0         306          764    4,565       5,206        5,664
 4       350,000    350,000     350,000   1,737       2,791        3,569    5,984       7,038        7,816
 5       350,000    350,000     350,000   3,755       5,324        6,521    7,348       8,918       10,115
 6       350,000    350,000     350,000   5,388       7,576        9,302    8,655      10,843       12,569
 7       350,000    350,000     350,000   6,961       9,873       12,249    9,901      12,814       15,189
 8       350,000    350,000     350,000   8,804      12,548       15,716   11,091      14,835       18,003
 9       350,000    350,000     350,000  11,770      16,484       20,600   12,914      17,628       21,744
 10      350,000    350,000     350,000  14,674      20,514       25,770   14,674      20,514       25,770
 15      350,000    350,000     350,000  23,140      37,310       52,346   23,140      37,310       52,346
 20      350,000    350,000     350,000  30,459      58,275       92,966   30,459      58,275       92,966
 25      350,000    350,000     350,000  36,125      84,053      155,227   36,125      84,053      155,227
 30      350,000    350,000     350,000  38,754     115,076      251,322   38,754     115,076      251,322
 35      350,000    350,000     465,502  36,446     151,957      401,295   36,446     151,957      401,295
 40      350,000    350,000     676,903  27,295     197,094      632,619   27,295     197,094      632,619
 45      350,000    350,000   1,038,923   1,739     252,019      989,450    1,739     252,019      989,450
 50                 350,000   1,606,000             322,345    1,529,524              322,345    1,529,524
 55                 439,491   2,445,625             418,563    2,329,166              418,563    2,329,166
 60                 546,399   3,582,365             540,989    3,546,896              540,989    3,546,896
 65                 709,653   5,505,678             702,627    5,451,166              702,627    5,451,166
 70                 916,084   8,439,636             907,013    8,356,075              907,013    8,356,075
 75               1,174,899  12,888,685           1,163,266   12,761,074            1,163,266   12,761,074
 80               1,493,891  19,556,131           1,479,100   19,362,506            1,479,100   19,362,506
 85               1,877,948  29,385,202           1,859,354   29,094,259            1,859,354   29,094,259
 86               1,964,413  31,860,030           1,944,964   31,544,584            1,944,964   31,544,584


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

                           $2,500 ANNUAL PREMIUM FOR

                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                DEATH BENEFIT             CASH SURRENDER VALUE                   CASH VALUE
            ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  -----------------------------  ------------------------------    ------------------------------
YEAR       0%        6%        10%       0%        6%          10%         0%        6%          10%
------     --        --        ---        --        --         ---          --        --         ---
 1      $350,000  $350,000 $   350,000 $     0   $     0   $         0   $ 1,265   $ 1,370   $     1,441
 2       350,000   350,000     350,000       0         0             0     2,491     2,781         2,982
 3       350,000   350,000     350,000       0         0             0     3,683     4,238         4,635
 4       350,000   350,000     350,000     580     1,481         2,149     4,827     5,728         6,396
 5       350,000   350,000     350,000   2,334     3,664         4,683     5,927     7,258         8,277
 6       350,000   350,000     350,000   3,715     5,559         7,018     6,982     8,826        10,285
 7       350,000   350,000     350,000   5,042     7,483         9,481     7,982    10,423        12,421
 8       350,000   350,000     350,000   6,630     9,754        12,400     8,917    12,041        14,687
 9       350,000   350,000     350,000   8,639    12,531        15,942     9,783    13,675        17,086
 10      350,000   350,000     350,000  10,569    15,314        19,620    10,569    15,314        19,620
 15      350,000   350,000     350,000  13,595    24,094        35,504    13,595    24,094        35,504
 20      350,000   350,000     350,000  14,416    33,123        57,777    14,416    33,123        57,777
 25      350,000   350,000     350,000  10,684    40,158        88,247    10,684    40,158        88,247
 30                350,000     350,000            41,618       130,135              41,618       130,135
 35                350,000     350,000            30,358       190,410              30,358       190,410
 40                            350,000                         284,480                           284,480
 45                            465,240                         443,086                           443,086
 50                            716,044                         681,947                           681,947
 55                          1,078,892                       1,027,516                         1,027,516
 60                          1,563,634                       1,548,152                         1,548,152
 65                          2,389,232                       2,365,576                         2,365,576
 70                          3,618,937                       3,583,106                         3,583,106
 75                          5,423,405                       5,369,708                         5,369,708
 80                          8,014,567                       7,935,214                         7,935,214
 85                         11,813,655                      11,696,688                        11,696,688
 86                         12,766,391                      12,639,991                        12,639,991


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METLIFE INVESTORS USA INSURANCE COMPANY
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                    RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated April 30, 2012. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.


                        --------  ---------------------
                        (Date)    (Client's Signature)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the four years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                        AMERICAN FUNDS
                                    AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
                                              BOND      CAPITALIZATION              GROWTH       GROWTH-INCOME
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 2,143,804         $ 5,704,012        $ 13,160,813         $ 7,975,553
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      2,143,804           5,704,012          13,160,813           7,975,553
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   5                   3                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   5                   3                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 2,143,800         $ 5,704,007        $ 13,160,810         $ 7,975,549
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                              MIST                MIST                MIST
                                    AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS      MIST BLACKROCK
                               BALANCED ALLOCATION   GROWTH ALLOCATION MODERATE ALLOCATION      LARGE CAP CORE
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,539,435         $ 6,026,636         $ 2,387,628           $ 725,195
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,539,435           6,026,636           2,387,628             725,195
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   3                   5                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   3                   5                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,539,431         $ 6,026,633         $ 2,387,623           $ 725,191
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                       MIST
       MIST CLARION         MIST DREMAN      HARRIS OAKMARK        MIST INVESCO                                    MIST
 GLOBAL REAL ESTATE     SMALL CAP VALUE       INTERNATIONAL    SMALL CAP GROWTH    MIST JANUS FORTY      LAZARD MID CAP
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 2,956,973           $ 547,103         $ 4,774,827           $ 710,753         $ 5,457,678           $ 706,222
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          2,956,973             547,103           4,774,827             710,753           5,457,678             706,222
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   4                   4                   4                   4                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   4                   4                   4                   4                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 2,956,969           $ 547,099         $ 4,774,823           $ 710,749         $ 5,457,674           $ 706,218
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                   MIST LEGG MASON
                                       CLEARBRIDGE    MIST LORD ABBETT                MIST   MIST MET/FRANKLIN
                                 AGGRESSIVE GROWTH      BOND DEBENTURE MET/FRANKLIN INCOME       MUTUAL SHARES
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,208,245         $ 2,250,226        $ 20,314,889        $ 21,092,189
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,208,245           2,250,226          20,314,889          21,092,189
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           8                   5                   3                   3
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         8                   5                   3                   3
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,208,237         $ 2,250,221        $ 20,314,886        $ 21,092,186
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

  MIST MET/FRANKLIN                MIST                                                        MIST         MIST MORGAN
 TEMPLETON FOUNDING       MET/TEMPLETON        MIST METLIFE   MIST MFS EMERGING        MFS RESEARCH     STANLEY MID CAP
           STRATEGY              GROWTH AGGRESSIVE STRATEGY      MARKETS EQUITY       INTERNATIONAL              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 20,789,937         $ 1,147,729         $ 7,830,264           $ 124,219         $ 2,952,083         $ 1,377,163
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         20,789,937           1,147,729           7,830,264             124,219           2,952,083           1,377,163
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   4                   1                   1                   4                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   4                   1                   1                   4                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 20,789,934         $ 1,147,725         $ 7,830,263           $ 124,218         $ 2,952,079         $ 1,377,136
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                   MIST
                                   MIST OPPENHEIMER     PIMCO INFLATION          MIST PIMCO            MIST RCM
                               CAPITAL APPRECIATION      PROTECTED BOND        TOTAL RETURN          TECHNOLOGY
                                INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value               $ 488,465         $ 3,254,533         $ 7,669,584         $ 1,364,488
                               -------------------- ------------------- ------------------- -------------------
       Total Assets                         488,465           3,254,533           7,669,584           1,364,488
                               -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                            4                   5                   4                   4
                               -------------------- ------------------- ------------------- -------------------
       Total Liabilities                          4                   5                   4                   4
                               -------------------- ------------------- ------------------- -------------------
NET ASSETS                                $ 488,461         $ 3,254,528         $ 7,669,580         $ 1,364,484
                               ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

   MIST SSGA GROWTH           MIST SSGA  MIST T. ROWE PRICE           MSF ARTIO MSF BARCLAYS CAPITAL       MSF BLACKROCK
     AND INCOME ETF          GROWTH ETF      MID CAP GROWTH INTERNATIONAL STOCK AGGREGATE BOND INDEX   AGGRESSIVE GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
        $ 3,104,081         $ 3,359,149         $ 2,334,254           $ 966,101          $ 5,678,851         $ 1,596,549
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
          3,104,081           3,359,149           2,334,254             966,101            5,678,851           1,596,549
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
                  4                   4                   4                   3                    4                   5
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
                  4                   4                   4                   3                    4                   5
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
        $ 3,104,077         $ 3,359,145         $ 2,334,250           $ 966,098          $ 5,678,847         $ 1,596,544
=================== =================== =================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                                           MSF
                                     MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK    BLACKROCK LEGACY
                                       BOND INCOME         DIVERSIFIED     LARGE CAP VALUE    LARGE CAP GROWTH
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,344,608           $ 720,674         $ 3,046,457           $ 845,095
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,344,608             720,674           3,046,457             845,095
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,344,604           $ 720,671         $ 3,046,453           $ 845,091
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MSF DAVIS              MSF FI        MSF JENNISON   MSF LOOMIS SAYLES   MSF LOOMIS SAYLES     MSF MET/ARTISAN
      VENTURE VALUE       VALUE LEADERS              GROWTH      SMALL CAP CORE    SMALL CAP GROWTH       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 5,872,931           $ 373,240           $ 369,290         $ 1,988,187           $ 657,244         $ 1,113,171
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          5,872,931             373,240             369,290           1,988,187             657,244           1,113,171
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  5                   3                   4                   1                   4                   3
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  5                   3                   4                   1                   4                   3
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 5,872,926           $ 373,237           $ 369,286         $ 1,988,186           $ 657,240         $ 1,113,168
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       MSF METLIFE         MSF METLIFE
                                      CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE         MSF METLIFE
                                        ALLOCATION MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 1,680,141         $ 2,458,904         $ 2,850,580        $ 15,062,202
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      1,680,141           2,458,904           2,850,580          15,062,202
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         4                   3                   4                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 1,680,137         $ 2,458,901         $ 2,850,576        $ 15,062,198
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MSF METLIFE                                                                             MSF
          MODERATE TO         MSF METLIFE             MSF MFS                          MORGAN STANLEY       MSF NEUBERGER
AGGRESSIVE ALLOCATION         STOCK INDEX        TOTAL RETURN       MSF MFS VALUE          EAFE INDEX      BERMAN GENESIS
  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         $ 31,417,630        $ 13,565,955         $ 1,091,849           $ 663,018         $ 4,376,227         $ 1,107,738
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           31,417,630          13,565,955           1,091,849             663,018           4,376,227           1,107,738
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                    5                   3                   3                   4                   4                   4
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                    5                   3                   3                   4                   4                   4
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         $ 31,417,625        $ 13,565,952         $ 1,091,846           $ 663,014         $ 4,376,223         $ 1,107,734
===================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                               MSF
                                  NEUBERGER BERMAN     MSF OPPENHEIMER                 MSF   MSF T. ROWE PRICE
                                     MID CAP VALUE       GLOBAL EQUITY  RUSSELL 2000 INDEX    LARGE CAP GROWTH
                               INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                               ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 2,726,463         $ 1,893,291         $ 2,337,555           $ 897,929
                               ------------------- ------------------- ------------------- -------------------
       Total Assets                      2,726,463           1,893,291           2,337,555             897,929
                               ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to MetLife Investors USA
     Insurance Company                           5                   5                   4                   4
                               ------------------- ------------------- ------------------- -------------------
       Total Liabilities                         5                   5                   4                   4
                               ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 2,726,458         $ 1,893,286         $ 2,337,551           $ 897,925
                               =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                           MSF WESTERN ASSET   MSF WESTERN ASSET
  MSF T. ROWE PRICE  MSF VAN ECK GLOBAL MANAGEMENT STRATEGIC          MANAGEMENT
   SMALL CAP GROWTH   NATURAL RESOURCES   BOND OPPORTUNITIES     U.S. GOVERNMENT
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- -------------------
        $ 1,289,019           $ 163,582          $ 1,265,602         $ 1,154,360
------------------- ------------------- -------------------- -------------------
          1,289,019             163,582            1,265,602           1,154,360
------------------- ------------------- -------------------- -------------------
                  4                  --                    4                   4
------------------- ------------------- -------------------- -------------------
                  4                  --                    4                   4
------------------- ------------------- -------------------- -------------------
        $ 1,289,015           $ 163,582          $ 1,265,598         $ 1,154,356
=================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    AMERICAN FUNDS
                                                AMERICAN FUNDS        GLOBAL SMALL         AMERICAN FUNDS         AMERICAN FUNDS
                                                          BOND      CAPITALIZATION                 GROWTH          GROWTH-INCOME
                                           INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ------------------- ---------------------- ---------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                        $ 63,899            $ 75,617               $ 80,100              $ 124,761
                                           ------------------- ---------------------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                  --                     --                     --
     Realized gains (losses) on sale of
        investments                                     16,138              32,186                 78,086                 30,600
                                           ------------------- ---------------------- ---------------------- ----------------------
           Net realized gains (losses)                  16,138              32,186                 78,086                 30,600
                                           ------------------- ---------------------- ---------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                                  39,251          (1,317,626)              (769,820)              (319,991)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments                   55,389          (1,285,440)              (691,734)              (289,391)
                                           ------------------- ---------------------- ---------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ 119,288        $ (1,209,823)            $ (611,634)            $ (164,630)
                                           =================== ====================== ====================== ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

               MIST                   MIST                   MIST
     AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS         MIST BLACKROCK           MIST CLARION         MIST DREMAN
BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION         LARGE CAP CORE     GLOBAL REAL ESTATE     SMALL CAP VALUE
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ---------------------- ------------------- --------------------
           $ 19,074               $ 70,423               $ 30,141                $ 6,295              $ 102,012            $ 7,112
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
                711                     --                  8,109                     --                     --                 --
              5,583                 17,380                  6,974                  6,071                 18,809             (7,919)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
              6,294                 17,380                 15,083                  6,071                 18,809             (7,919)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
            (53,654)              (332,196)               (46,833)               (18,376)              (281,120)           (63,277)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
            (47,360)              (314,816)               (31,750)               (12,305)              (262,311)           (71,196)
---------------------- ---------------------- ---------------------- ---------------------- -------------------- -------------------
          $ (28,286)            $ (244,393)              $ (1,609)              $ (6,010)            $ (160,299)          $(64,084)
====================== ====================== ====================== ====================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                          MIST
                                                HARRIS OAKMARK           MIST INVESCO             MIST JANUS                   MIST
                                                 INTERNATIONAL       SMALL CAP GROWTH                  FORTY         LAZARD MID CAP
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
     Dividends                                         $ 1,143                   $ --               $ 87,219                $ 5,697
                                           ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                      5,520                 13,035                 21,492                  4,159
                                           ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                   5,520                 13,035                 21,492                  4,159
                                           ---------------------- ---------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                (720,485)               (21,331)              (520,336)               (44,350)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net realized and change in unrealized
        gains (losses) on investments                 (714,965)                (8,296)              (498,844)               (40,191)
                                           ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (713,822)              $ (8,296)            $ (411,625)             $ (34,494)
                                           ====================== ====================== ====================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

    MIST LEGG MASON                                                                        MIST MET/FRANKLIN                   MIST
        CLEARBRIDGE       MIST LORD ABBETT                   MIST      MIST MET/FRANKLIN  TEMPLETON FOUNDING          MET/TEMPLETON
  AGGRESSIVE GROWTH         BOND DEBENTURE    MET/FRANKLIN INCOME          MUTUAL SHARES            STRATEGY                 GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
              $ 522              $ 110,084               $ 41,388               $ 47,861            $ 28,096               $ 14,981
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
                 --                     --                 24,889                 89,715               1,426                     --
              3,653                 11,958                 10,719                  7,848              10,536                 14,081
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
              3,653                 11,958                 35,608                 97,563              11,962                 14,081
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
            (41,900)               (43,996)                (5,101)                91,827            (265,444)              (114,590)
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
            (38,247)               (32,038)                30,507                189,390            (253,482)              (100,509)
---------------------- ---------------------- ---------------------- ------------------- ---------------------- --------------------
          $ (37,725)              $ 78,046               $ 71,895              $ 237,251          $ (225,386)             $ (85,528)
====================== ====================== ====================== =================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                            MIST         MIST MORGAN
                                                      MIST METLIFE        MIST MFS EMERGING         MFS RESEARCH     STANLEY MID CAP
                                               AGGRESSIVE STRATEGY           MARKETS EQUITY        INTERNATIONAL              GROWTH
                                           INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)  INVESTMENT DIVISION INVESTMENT DIVISION
                                           ------------------------ ------------------------ ------------------- -------------------
INVESTMENT INCOME:
     Dividends                                                $ --                     $ --            $ 57,738           $ 8,223
                                           ------------------------ ------------------------ ------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --                       --                  --            28,979
     Realized gains (losses) on sale of
        investments                                        (52,411)                    (308)             31,837            15,918
                                           ------------------------ ------------------------ ------------------- -------------------
           Net realized gains (losses)                     (52,411)                    (308)             31,837            44,897
                                           ------------------------ ------------------------ ------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                  (1,002,368)                  (9,033)           (410,765)         (168,793)
                                           ------------------------ ------------------------ ------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments                   (1,054,779)                  (9,341)           (378,928)         (123,896)
                                           ------------------------ ------------------------ ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (1,054,779)                $ (9,341)         $ (321,190)       $ (115,673)
                                           ======================== ======================== =================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                       MIST
    MIST OPPENHEIMER        PIMCO INFLATION          MIST PIMCO               MIST RCM       MIST SSGA GROWTH            MIST SSGA
CAPITAL APPRECIATION         PROTECTED BOND        TOTAL RETURN             TECHNOLOGY         AND INCOME ETF           GROWTH ETF
 INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
             $ 1,354               $ 47,303           $ 182,352                   $ --               $ 36,213             $ 38,077
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
                  --                121,509             196,174                     --                 36,169                   --
               7,700                 41,584               3,963                 43,385                  7,592               16,603
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
               7,700                163,093             200,137                 43,385                 43,761               16,603
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
             (13,898)                92,486            (169,823)              (196,944)               (55,609)            (128,276)
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
              (6,198)               255,579              30,314               (153,559)               (11,848)            (111,673)
----------------------- ------------------- ---------------------- ---------------------- -------------------- --------------------
            $ (4,844)             $ 302,882           $ 212,666             $ (153,559)              $ 24,365            $ (73,596)
======================= =================== ====================== ====================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                          MSF
                                            MIST T. ROWE PRICE              MSF ARTIO        BARCLAYS CAPITAL       MSF BLACKROCK
                                                MID CAP GROWTH    INTERNATIONAL STOCK    AGGREGATE BOND INDEX   AGGRESSIVE GROWTH
                                           INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION
                                           ---------------------- ---------------------- -------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                            $ --               $ 16,467               $ 171,189             $ 4,115
                                           ---------------------- ---------------------- -------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                        48,182                     --                      --                  --
     Realized gains (losses) on sale of
        investments                                     34,011                  5,355                  26,452              14,854
                                           ---------------------- ---------------------- -------------------- ----------------------
           Net realized gains (losses)                  82,193                  5,355                  26,452              14,854
                                           ---------------------- ---------------------- -------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                                (123,812)              (232,257)                178,816             (68,758)
                                           ---------------------- ---------------------- -------------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments                  (41,619)              (226,902)                205,268             (53,904)
                                           ---------------------- ---------------------- -------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (41,619)            $ (210,435)              $ 376,457           $ (49,789)
                                           ====================== ====================== ==================== ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                               MSF
      MSF BLACKROCK       MSF BLACKROCK          MSF BLACKROCK    BLACKROCK LEGACY              MSF DAVIS                 MSF FI
        BOND INCOME         DIVERSIFIED        LARGE CAP VALUE    LARGE CAP GROWTH          VENTURE VALUE          VALUE LEADERS
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
           $ 43,227            $ 14,388               $ 27,669             $ 1,302               $ 59,247                $ 3,444
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
                 --                  --                     --                  --                     --                     --
              5,568              16,055                 10,264               7,507                 25,021                  3,004
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
              5,568              16,055                 10,264               7,507                 25,021                  3,004
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
             25,801              (8,996)                14,419             (80,986)              (319,177)               (29,342)
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
             31,369               7,059                 24,683             (73,479)              (294,156)               (26,338)
------------------- ---------------------- ------------------- ---------------------- ---------------------- ----------------------
           $ 74,596            $ 21,447               $ 52,352           $ (72,177)            $ (234,909)             $ (22,894)
=================== ====================== =================== ====================== ====================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                           MSF      MSF LOOMIS SAYLES      MSF LOOMIS SAYLES        MSF MET/ARTISAN
                                               JENNISON GROWTH         SMALL CAP CORE       SMALL CAP GROWTH          MID CAP VALUE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                           $ 650                $ 1,798                   $ --                $ 8,760
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                      8,117                 52,760                 18,452                 10,105
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                   8,117                 52,760                 18,452                 10,105
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 (11,405)               (44,553)                (7,351)                40,450
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments                   (3,288)                 8,207                 11,101                 50,555
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (2,638)              $ 10,005               $ 11,101               $ 59,315
                                           ====================== ====================== ====================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

        MSF METLIFE            MSF METLIFE                                                        MSF METLIFE
       CONSERVATIVE        CONSERVATIVE TO            MSF METLIFE          MSF METLIFE            MODERATE TO          MSF METLIFE
         ALLOCATION    MODERATE ALLOCATION    MID CAP STOCK INDEX  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION          STOCK INDEX
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
           $ 34,182              $ 126,352               $ 19,518            $ 212,217              $ 431,624            $ 181,466
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
                 --                     --                 89,596                   --                     --               66,780
             26,064                537,268                 24,019              139,382                144,836               58,757
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
             26,064                537,268                113,615              139,382                144,836              125,537
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
            (11,420)              (475,414)              (175,367)            (546,341)            (1,824,497)             (93,809)
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
             14,644                 61,854                (61,752)            (406,959)            (1,679,661)              31,728
---------------------- ---------------------- -------------------- -------------------- ---------------------- ---------------------
           $ 48,826              $ 188,206              $ (42,234)          $ (194,742)          $ (1,248,037)           $ 213,194
====================== ====================== ==================== ==================== ====================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                         MSF
                                                       MSF MFS                                MORGAN STANLEY          MSF NEUBERGER
                                                  TOTAL RETURN          MSF MFS VALUE             EAFE INDEX         BERMAN GENESIS
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           ---------------------- ---------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                        $ 24,397                $ 7,407               $ 88,701                $ 6,853
                                           ---------------------- ---------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            --                     --                     --                     --
     Realized gains (losses) on sale of
        investments                                      6,395                  5,473                   (611)                17,184
                                           ---------------------- ---------------------- ---------------------- -------------------
           Net realized gains (losses)                   6,395                  5,473                   (611)                17,184
                                           ---------------------- ---------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                 (10,544)                (6,092)              (614,081)                29,002
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net realized and change in unrealized
        gains (losses) on investments                   (4,149)                  (619)              (614,692)                46,186
                                           ---------------------- ---------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                     $ 20,248                $ 6,788             $ (525,991)              $ 53,039
                                           ====================== ====================== ====================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                MSF
   NEUBERGER BERMAN        MSF OPPENHEIMER                  MSF    MSF T. ROWE PRICE    MSF T. ROWE PRICE       MSF VAN ECK GLOBAL
      MID CAP VALUE          GLOBAL EQUITY   RUSSELL 2000 INDEX     LARGE CAP GROWTH     SMALL CAP GROWTH        NATURAL RESOURCES
INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (a)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
           $ 18,690               $ 34,012             $ 20,458                $ 575                 $ --                     $ --
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
                 --                     --                   --                   --                   --                       --
             26,383                 15,841               99,504                4,460               53,352                   (6,649)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
             26,383                 15,841               99,504                4,460               53,352                   (6,649)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
           (214,043)              (216,745)            (186,179)             (20,646)             (46,704)                 (10,298)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
           (187,660)              (200,904)             (86,675)             (16,186)               6,648                  (16,947)
---------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
         $ (168,970)            $ (166,892)           $ (66,217)           $ (15,611)             $ 6,648                $ (16,947)
====================== ==================== ==================== ==================== ==================== =========================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                        MSF WESTERN ASSET   MSF WESTERN ASSET
                                                                     MANAGEMENT STRATEGIC          MANAGEMENT
                                                                       BOND OPPORTUNITIES     U.S. GOVERNMENT
                                                                      INVESTMENT DIVISION INVESTMENT DIVISION
                                                                     -------------------- -------------------
INVESTMENT INCOME:
     Dividends                                                                   $ 48,071            $ 15,393
                                                                     -------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                                       --              35,327
     Realized gains (losses) on sale of investments                                10,730               5,057
                                                                     -------------------- -------------------
        Net realized gains (losses)                                                10,730              40,384
                                                                     -------------------- -------------------
     Change in unrealized gains (losses) on investments                             2,088               2,318
                                                                     -------------------- -------------------
     Net realized and change in unrealized gains (losses) on
       investments                                                                 12,818              42,702
                                                                     -------------------- -------------------
     Net increase (decrease) in net assets resulting from operations             $ 60,889            $ 58,095
                                                                     ==================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                               AMERICAN FUNDS
                                           AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION           AMERICAN FUNDS GROWTH
                                           INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ----------------------------- ------------------------------ -------------------------------
                                           2011           2010           2011            2010            2011            2010
                                    -------------- -------------- -------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 63,899       $ 48,014       $ 75,617        $ 65,686        $ 80,100        $ 63,319
  Net realized gains (losses)            16,138         34,627         32,186          61,333          78,086          33,032
  Change in unrealized gains
     (losses) on investments             39,251          6,372     (1,317,626)        701,675        (769,820)      1,408,244
                                    -------------- -------------- -------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  119,288         89,013     (1,209,823)        828,694        (611,634)      1,504,595
                                    -------------- -------------- -------------- --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 676,758        574,788      2,282,463       1,821,236       4,528,575       3,348,436
  Net transfers (including
     fixed account)                     (60,786)       285,934        473,687         418,618         836,794       1,071,458
  Policy charges                       (198,624)      (163,833)      (703,923)       (538,700)     (1,485,632)     (1,047,631)
  Transfers for policy benefits
     and terminations                   (44,773)       (25,925)      (241,841)       (144,333)       (349,040)       (214,633)
                                    -------------- -------------- -------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              372,575        670,964      1,810,386       1,556,821       3,530,697       3,157,630
                                    -------------- -------------- -------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                    491,863        759,977        600,563       2,385,515       2,919,063       4,662,225
NET ASSETS:
  Beginning of period                 1,651,937        891,960      5,103,444       2,717,929      10,241,747       5,579,522
                                    -------------- -------------- -------------- --------------- --------------- ---------------
  End of period                     $ 2,143,800    $ 1,651,937    $ 5,704,007     $ 5,103,444    $ 13,160,810    $ 10,241,747
                                    ============== ============== ============== =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                       MIST AMERICAN FUNDS           MIST AMERICAN FUNDS           MIST AMERICAN FUNDS
AMERICAN FUNDS GROWTH-INCOME           BALANCED ALLOCATION             GROWTH ALLOCATION           MODERATE ALLOCATION
         INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------- ----------------------------- ----------------------------- -----------------------------
       2011             2010           2011           2010           2011           2010           2011           2010
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  $ 124,761         $ 78,227       $ 19,074        $ 7,058       $ 70,423       $ 32,060       $ 30,141       $ 12,518
     30,600           17,518          6,294          6,546         17,380         22,029         15,083          6,307
   (319,991)         480,311        (53,654)        82,402       (332,196)       432,995        (46,833)        82,692
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
   (164,630)         576,056        (28,286)        96,006       (244,393)       487,084         (1,609)       101,517
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  2,386,331        1,983,875        485,748        305,670      1,983,462      1,578,461      1,230,183        636,302
    726,334          816,808        210,509        393,724        783,823        593,281        226,758        264,790
   (770,205)        (571,179)      (154,586)      (105,509)      (697,202)      (492,802)      (389,412)      (182,802)
   (190,569)        (128,473)       (35,934)       (21,183)      (198,586)       (80,032)       (27,719)       (41,879)
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  2,151,891        2,101,031        505,737        572,702      1,871,497      1,598,908      1,039,810        676,411
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
  1,987,261        2,677,087        477,451        668,708      1,627,104      2,085,992      1,038,201        777,928
  5,988,288        3,311,201      1,061,980        393,272      4,399,529      2,313,537      1,349,422        571,494
-------------- ---------------- -------------- -------------- -------------- -------------- -------------- --------------
$ 7,975,549      $ 5,988,288    $ 1,539,431    $ 1,061,980    $ 6,026,633    $ 4,399,529    $ 2,387,623    $ 1,349,422
============== ================ ============== ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE    MIST DREMAN SMALL CAP VALUE
                                              INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
                                    -------------------------------- ---------------------------------- ----------------------------
                                         2011                2010           2011                2010         2011              2010
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 6,295             $ 4,100      $ 102,012           $ 109,654      $ 7,112           $ 1,673
  Net realized gains (losses)           6,071               6,479         18,809               9,618       (7,919)            6,173
  Change in unrealized gains
     (losses) on investments          (18,376)             38,134       (281,120)            137,101      (63,277)           44,247
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (6,010)             48,713       (160,299)            256,373      (64,084)           52,093
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               264,056             202,975      1,152,774             905,150      163,690            77,707
  Net transfers (including
     fixed account)                   109,721              12,472        239,060             189,977      122,603           123,238
  Policy charges                      (83,446)            (56,545)      (332,243)           (218,070)     (37,830)          (21,100)
  Transfers for policy benefits
     and terminations                 (15,524)            (13,777)      (115,329)            (50,003)      (9,470)               --
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            274,807             145,125        944,262             827,054      238,993           179,845
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
     Net increase (decrease)
       in net assets                  268,797             193,838        783,963           1,083,427      174,909           231,938
NET ASSETS:
  Beginning of period                 456,394             262,556      2,173,006           1,089,579      372,190           140,252
                                    ------------ ------------------- -------------- ------------------- ------------ ---------------
  End of period                     $ 725,191           $ 456,394    $ 2,956,969         $ 2,173,006    $ 547,099         $ 372,190
                                    ============ =================== ============== =================== ============ ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

               MIST HARRIS                MIST INVESCO
     OAKMARK INTERNATIONAL            SMALL CAP GROWTH              MIST JANUS FORTY       MIST LAZARD MID CAP
       INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION       INVESTMENT DIVISION
----------------------------- --------------------------- ----------------------------- -------------------------
       2011           2010         2011           2010           2011           2010         2011         2010
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
    $ 1,143       $ 42,395         $ --           $ --       $ 87,219       $ 48,377      $ 5,697      $ 4,515
      5,520         21,431       13,035          1,979         21,492         23,812        4,159       10,389
   (720,485)       357,330      (21,331)        72,339       (520,336)       307,469      (44,350)      78,425
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
   (713,822)       421,156       (8,296)        74,318       (411,625)       379,658      (34,494)      93,329
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
  1,699,851        980,757      189,031         87,734      2,083,966      1,674,093      177,851      150,340
    760,515        906,180       71,485        234,949        217,663        706,610       94,163        9,528
   (464,676)      (272,387)     (60,391)       (31,462)      (647,629)      (515,053)     (59,248)     (45,037)
   (127,574)       (31,481)      (9,546)        (4,362)      (193,560)      (108,463)     (13,645)     (15,290)
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
  1,868,116      1,583,069      190,579        286,859      1,460,440      1,757,187      199,121       99,541
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
  1,154,294      2,004,225      182,283        361,177      1,048,815      2,136,845      164,627      192,870
  3,620,529      1,616,304      528,466        167,289      4,408,859      2,272,014      541,591      348,721
-------------- -------------- ------------ -------------- -------------- -------------- ------------ ------------
$ 4,774,823    $ 3,620,529    $ 710,749      $ 528,466    $ 5,457,674    $ 4,408,859    $ 706,218    $ 541,591
============== ============== ============ ============== ============== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                  MIST LEGG MASON              MIST LORD ABBETT
                                    CLEARBRIDGE AGGRESSIVE GROWTH                BOND DEBENTURE     MIST MET/FRANKLIN INCOME
                                              INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                    -------------------------------- ----------------------------- ----------------------------
                                           2011              2010           2011           2010            2011         2010
                                    -------------- ----------------- -------------- -------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)            $ 522             $ 156      $ 110,084       $ 62,876        $ 41,388     $ 21,552
  Net realized gains (losses)             3,653             2,060         11,958          8,873          35,608       24,656
  Change in unrealized gains
     (losses) on investments            (41,900)           63,070        (43,996)        67,975          (5,101)      22,849
                                    -------------- ----------------- -------------- -------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (37,725)           65,286         78,046        139,724          71,895       69,057
                                    -------------- ----------------- -------------- -------------- --------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 334,731            70,887        695,328        413,311      19,547,234      165,352
  Net transfers (including
     fixed account)                     623,971            72,339        223,232        287,381         262,550      246,937
  Policy charges                        (86,065)          (23,307)      (186,730)      (120,058)       (150,756)     (61,891)
  Transfers for policy benefits
     and terminations                   (13,567)           (3,062)       (33,664)       (27,874)       (152,347)      (4,112)
                                    -------------- ----------------- -------------- -------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              859,070           116,857        698,166        552,760      19,506,681      346,286
                                    -------------- ----------------- -------------- -------------- --------------- ------------
     Net increase (decrease)
       in net assets                    821,345           182,143        776,212        692,484      19,578,576      415,343
NET ASSETS:
  Beginning of period                   386,892           204,749      1,474,009        781,525         736,310      320,967
                                    -------------- ----------------- -------------- -------------- --------------- ------------
  End of period                     $ 1,208,237         $ 386,892    $ 2,250,221    $ 1,474,009    $ 20,314,886    $ 736,310
                                    ============== ================= ============== ============== =============== ============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                           MIST METLIFE          MIST MFS
                                                                                             AGGRESSIVE          EMERGING
          MIST MET/FRANKLIN              MIST MET/FRANKLIN                                     STRATEGY    MARKETS EQUITY
              MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH      INVESTMENT        INVESTMENT
        INVESTMENT DIVISION            INVESTMENT DIVISION          INVESTMENT DIVISION        DIVISION          DIVISION
------------------------------ ------------------------------ ---------------------------- --------------- -----------------
        2011           2010            2011           2010           2011          2010         2011 (a)          2011 (a)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
    $ 47,861           $ --        $ 28,096           $ --       $ 14,981       $ 7,370            $ --              $ --
      97,563         17,844          11,962          6,741         14,081         5,111         (52,411)             (308)
      91,827         99,414        (265,444)       106,799       (114,590)       54,890      (1,002,368)           (9,033)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
     237,251        117,258        (225,386)       113,540        (85,528)       67,371      (1,054,779)           (9,341)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
  19,726,232        407,124      19,922,266        230,865        396,745       313,894       2,178,723            36,168
     189,114        271,497         251,870        201,593         72,687       115,652       7,698,385           104,035
    (167,016)       (87,397)       (157,236)       (70,718)       (89,898)      (67,043)       (733,737)           (6,364)
    (212,996)        (7,981)       (278,687)       (50,829)        (3,270)      (12,172)       (258,329)             (280)
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
  19,535,334        583,243      19,738,213        310,911        376,264       350,331       8,885,042           133,559
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
  19,772,585        700,501      19,512,827        424,451        290,736       417,702       7,830,263           124,218
   1,319,601        619,100       1,277,107        852,656        856,989       439,287              --                --
--------------- -------------- --------------- -------------- -------------- ------------- --------------- -----------------
$ 21,092,186    $ 1,319,601    $ 20,789,934    $ 1,277,107    $ 1,147,725     $ 856,989     $ 7,830,263         $ 124,218
=============== ============== =============== ============== ============== ============= =============== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            MIST MORGAN STANLEY          MIST OPPENHEIMER
                                    MIST MFS RESEARCH INTERNATIONAL              MID CAP GROWTH      CAPITAL APPRECIATION
                                                INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                                    ---------------------------------- --------------------------- -------------------------
                                           2011                2010           2011         2010         2011         2010
                                    -------------- ------------------- -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 57,738            $ 32,893        $ 8,223        $ 560      $ 1,354      $ 1,326
  Net realized gains (losses)            31,837              13,772         44,897        3,268        7,700        2,358
  Change in unrealized gains
     (losses) on investments           (410,765)            214,209       (168,793)     172,645      (13,898)      26,794
                                    -------------- ------------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (321,190)            260,874       (115,673)     176,473       (4,844)      30,478
                                    -------------- ------------------- -------------- ------------ ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 810,768             706,151        403,876      218,544      219,966      136,536
  Net transfers (including
     fixed account)                     227,991             398,427        257,682      441,938       34,153       40,174
  Policy charges                       (268,198)           (209,617)      (119,210)     (58,308)     (69,198)     (46,183)
  Transfers for policy benefits
     and terminations                   (64,826)            (67,656)       (19,167)      (4,892)     (19,957)      (9,809)
                                    -------------- ------------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              705,735             827,305        523,181      597,282      164,964      120,718
                                    -------------- ------------------- -------------- ------------ ------------ ------------
     Net increase (decrease)
       in net assets                    384,545           1,088,179        407,508      773,755      160,120      151,196
NET ASSETS:
  Beginning of period                 2,567,534           1,479,355        969,628      195,873      328,341      177,145
                                    -------------- ------------------- -------------- ------------ ------------ ------------
  End of period                     $ 2,952,079         $ 2,567,534    $ 1,377,136    $ 969,628    $ 488,461    $ 328,341
                                    ============== =================== ============== ============ ============ ============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                MIST PIMCO                                                                      MIST SSGA GROWTH AND
  INFLATION PROTECTED BOND       MIST PIMCO TOTAL RETURN           MIST RCM TECHNOLOGY                    INCOME ETF
       INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------- ----------------------------- ----------------------------- -----------------------------
       2011           2010           2011           2010           2011           2010           2011           2010
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
   $ 47,303       $ 42,789      $ 182,352      $ 124,117           $ --           $ --       $ 36,213       $ 12,623
    163,093         58,510        200,137         31,020         43,385         23,501         43,761          4,042
     92,486         33,156       (169,823)       108,009       (196,944)       183,370        (55,609)       129,155
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    302,882        134,455        212,666        263,146       (153,559)       206,871         24,365        145,820
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    819,775        783,151      2,196,459      1,599,161        585,091        373,158      1,118,721        846,122
    150,410        486,521        823,133      1,568,182        189,338         98,654        754,259        377,651
   (333,288)      (244,524)      (726,944)      (456,882)      (179,896)      (117,683)      (337,291)      (159,769)
   (126,975)       (70,417)      (308,287)       (96,846)       (93,469)       (29,597)       (87,900)       (10,793)
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    509,922        954,731      1,984,361      2,613,615        501,064        324,532      1,447,789      1,053,211
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
    812,804      1,089,186      2,197,027      2,876,761        347,505        531,403      1,472,154      1,199,031
  2,441,724      1,352,538      5,472,553      2,595,792      1,016,979        485,576      1,631,923        432,892
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
$ 3,254,528    $ 2,441,724    $ 7,669,580    $ 5,472,553    $ 1,364,484    $ 1,016,979    $ 3,104,077    $ 1,631,923
============== ============== ============== ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                          MIST T. ROWE PRICE
                                          MIST SSGA GROWTH ETF                MID CAP GROWTH    MSF ARTIO INTERNATIONAL STOCK
                                           INVESTMENT DIVISION           INVESTMENT DIVISION              INVESTMENT DIVISION
                                    ----------------------------- ----------------------------- --------------------------------
                                           2011           2010           2011           2010         2011                2010
                                    -------------- -------------- -------------- -------------- ------------ -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 38,077       $ 11,756           $ --           $ --     $ 16,467             $ 8,764
  Net realized gains (losses)            16,603         14,227         82,193         46,143        5,355               2,083
  Change in unrealized gains
     (losses) on investments           (128,276)       200,452       (123,812)       280,633     (232,257)             50,442
                                    -------------- -------------- -------------- -------------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (73,596)       226,435        (41,619)       326,776     (210,435)             61,289
                                    -------------- -------------- -------------- -------------- ------------ -------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,733,355        899,628        743,932        516,910      408,652             348,436
  Net transfers (including
     fixed account)                     361,884        538,663        297,659        135,848       99,796              74,225
  Policy charges                       (465,475)      (227,834)      (231,645)      (141,858)    (122,863)            (89,450)
  Transfers for policy benefits
     and terminations                   (99,125)       (21,547)       (82,149)       (32,830)     (47,345)            (36,245)
                                    -------------- -------------- -------------- -------------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions            1,530,639      1,188,910        727,797        478,070      338,240             296,966
                                    -------------- -------------- -------------- -------------- ------------ -------------------
     Net increase (decrease)
       in net assets                  1,457,043      1,415,345        686,178        804,846      127,805             358,255
NET ASSETS:
  Beginning of period                 1,902,102        486,757      1,648,072        843,226      838,293             480,038
                                    -------------- -------------- -------------- -------------- ------------ -------------------
  End of period                     $ 3,359,145    $ 1,902,102    $ 2,334,250    $ 1,648,072    $ 966,098           $ 838,293
                                    ============== ============== ============== ============== ============ ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

      MSF BARCLAYS CAPITAL
      AGGREGATE BOND INDEX    MSF BLACKROCK AGGRESSIVE GROWTH     MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED
       INVESTMENT DIVISION                INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
----------------------------- ---------------------------------- ----------------------------- ----------------------------
       2011           2010           2011                2010           2011           2010         2011            2010
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  $ 171,189      $ 109,904        $ 4,115               $ 449       $ 43,227       $ 27,424     $ 14,388         $ 7,646
     26,452         10,292         14,854              13,597          5,568          3,289       16,055           2,932
    178,816         43,751        (68,758)            134,440         25,801         23,262       (8,996)         33,611
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
    376,457        163,947        (49,789)            148,486         74,596         53,975       21,447          44,189
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  2,209,169      1,685,670        547,768             415,479        429,653        365,411      276,497         214,183
    (28,793)       754,723        153,808             172,490         31,434        180,885      (18,370)         47,085
   (812,615)      (591,413)      (164,998)           (110,857)      (142,811)      (107,666)     (91,402)        (74,678)
   (215,523)      (186,486)       (42,203)            (23,046)       (50,427)       (17,004)     (26,469)         (9,637)
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  1,152,238      1,662,494        494,375             454,066        267,849        421,626      140,256         176,953
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
  1,528,695      1,826,441        444,586             602,552        342,445        475,601      161,703         221,142
  4,150,152      2,323,711      1,151,958             549,406      1,002,159        526,558      558,968         337,826
-------------- -------------- -------------- ------------------- -------------- -------------- ------------ ---------------
$ 5,678,847    $ 4,150,152    $ 1,596,544         $ 1,151,958    $ 1,344,604    $ 1,002,159    $ 720,671       $ 558,968
============== ============== ============== =================== ============== ============== ============ ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                               MSF BLACKROCK
                                    MSF BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH       MSF DAVIS VENTURE VALUE
                                              INVESTMENT DIVISION        INVESTMENT DIVISION           INVESTMENT DIVISION
                                    -------------------------------- -------------------------- -----------------------------
                                           2011              2010         2011          2010           2011           2010
                                    -------------- ----------------- ------------ ------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 27,669          $ 15,263      $ 1,302         $ 776       $ 59,247       $ 33,025
  Net realized gains (losses)            10,264             8,710        7,507        12,278         25,021         15,818
  Change in unrealized gains
     (losses) on investments             14,419           175,864      (80,986)       71,007       (319,177)       446,811
                                    -------------- ----------------- ------------ ------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   52,352           199,837      (72,177)       84,061       (234,909)       495,654
                                    -------------- ----------------- ------------ ------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 805,925           707,263      399,532       213,792      1,842,730      1,518,966
  Net transfers (including
     fixed account)                     290,038           336,320      152,236        (1,897)       285,093        548,804
  Policy charges                       (263,995)         (190,134)    (111,312)      (68,036)      (612,751)      (465,649)
  Transfers for policy benefits
     and terminations                   (75,196)          (55,082)     (40,778)      (13,635)      (193,315)       (99,563)
                                    -------------- ----------------- ------------ ------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              756,772           798,367      399,678       130,224      1,321,757      1,502,558
                                    -------------- ----------------- ------------ ------------- -------------- --------------
     Net increase (decrease)
       in net assets                    809,124           998,204      327,501       214,285      1,086,848      1,998,212
NET ASSETS:
  Beginning of period                 2,237,329         1,239,125      517,590       303,305      4,786,078      2,787,866
                                    -------------- ----------------- ------------ ------------- -------------- --------------
  End of period                     $ 3,046,453       $ 2,237,329    $ 845,091     $ 517,590    $ 5,872,926    $ 4,786,078
                                    ============== ================= ============ ============= ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                             MSF LOOMIS SAYLES         MSF LOOMIS SAYLES
  MSF FI VALUE LEADERS       MSF JENNISON GROWTH                SMALL CAP CORE          SMALL CAP GROWTH
   INVESTMENT DIVISION       INVESTMENT DIVISION           INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------- ------------------------- ----------------------------- -------------------------
     2011         2010         2011         2010           2011           2010         2011         2010
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  $ 3,444      $ 2,750        $ 650        $ 697        $ 1,798          $ 899         $ --         $ --
    3,004      115,566        8,117        5,469         52,760         23,491       18,452        2,159
  (29,342)     (41,409)     (11,405)      16,557        (44,553)       262,849       (7,351)      75,305
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  (22,894)      76,907       (2,638)      22,723         10,005        287,239       11,101       77,464
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  152,240      101,809      132,981       97,187        654,830        389,779      232,267      132,509
   34,542     (217,508)      81,331       19,532        142,244        178,144       45,915      127,855
  (50,350)     (20,162)     (36,936)     (20,007)      (198,824)      (136,920)     (66,238)     (39,220)
  (16,469)    (380,335)     (13,750)      (5,019)       (76,851)       (50,368)     (28,878)      (5,290)
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
  119,963     (516,196)     163,626       91,693        521,399        380,635      183,066      215,854
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
   97,069     (439,289)     160,988      114,416        531,404        667,874      194,167      293,318
  276,168      715,457      208,298       93,882      1,456,782        788,908      463,073      169,755
------------ ------------ ------------ ------------ -------------- -------------- ------------ ------------
$ 373,237    $ 276,168    $ 369,286    $ 208,298    $ 1,988,186    $ 1,456,782    $ 657,240    $ 463,073
============ ============ ============ ============ ============== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                             MSF MET/ARTISAN                   MSF METLIFE    MSF METLIFE CONSERVATIVE TO
                                               MID CAP VALUE       CONSERVATIVE ALLOCATION            MODERATE ALLOCATION
                                         INVESTMENT DIVISION           INVESTMENT DIVISION            INVESTMENT DIVISION
                                    --------------------------- ----------------------------- ------------------------------
                                           2011         2010           2011           2010           2011            2010
                                    -------------- ------------ -------------- -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 8,760      $ 3,755       $ 34,182       $ 23,276      $ 126,352       $ 174,627
  Net realized gains (losses)            10,105       20,926         26,064         22,233        537,268          23,983
  Change in unrealized gains
     (losses) on investments             40,450       85,628        (11,420)        34,349       (475,414)        351,728
                                    -------------- ------------ -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                   59,315      110,309         48,826         79,858        188,206         550,338
                                    -------------- ------------ -------------- -------------- -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 294,271      301,098        412,753        446,677        879,080         947,789
  Net transfers (including
     fixed account)                      54,317       56,611        107,840        410,395        466,851         181,885
  Policy charges                        (91,000)     (71,699)      (166,443)      (113,440)      (310,901)       (326,065)
  Transfers for policy benefits
     and terminations                   (26,559)     (11,114)       (18,464)        (1,081)    (4,121,100)       (179,873)
                                    -------------- ------------ -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              231,029      274,896        335,686        742,551     (3,086,070)        623,736
                                    -------------- ------------ -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets                    290,344      385,205        384,512        822,409     (2,897,864)      1,174,074
NET ASSETS:
  Beginning of period                   822,824      437,619      1,295,625        473,216      5,356,765       4,182,691
                                    -------------- ------------ -------------- -------------- -------------- ---------------
  End of period                     $ 1,113,168    $ 822,824    $ 1,680,137    $ 1,295,625    $ 2,458,901     $ 5,356,765
                                    ============== ============ ============== ============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                              MSF METLIFE MODERATE
MSF METLIFE MID CAP STOCK INDEX    MSF METLIFE MODERATE ALLOCATION        TO AGGRESSIVE ALLOCATION        MSF METLIFE STOCK INDEX
            INVESTMENT DIVISION                INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
---------------------------------- ---------------------------------- ------------------------------- ------------------------------
       2011                2010            2011               2010            2011            2010            2011           2010
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
   $ 19,518            $ 12,745       $ 212,217          $ 183,065       $ 431,624       $ 379,278       $ 181,466      $ 115,505
    113,615              30,895         139,382             12,503         144,836         114,700         125,537         75,000
   (175,367)            331,762        (546,341)           887,147      (1,824,497)      2,337,910         (93,809)     1,030,287
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
    (42,234)            375,402        (194,742)         1,082,715      (1,248,037)      2,831,888         213,194      1,220,792
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
  1,125,391             809,871       5,253,208          3,488,169      11,359,454       9,205,230       5,106,146      4,194,067
    299,648             148,515       1,455,107          2,287,671       3,257,950       2,169,297         817,380      1,064,392
   (425,529)           (297,340)     (1,584,001)        (1,095,429)     (3,979,606)     (2,983,328)     (1,962,414)    (1,470,391)
    (96,567)            (75,457)       (654,641)          (203,839)     (1,770,157)       (898,135)       (579,116)      (458,118)
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
    902,943             585,589       4,469,673          4,476,572       8,867,641       7,493,064       3,381,996      3,329,950
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
    860,709             960,991       4,274,931          5,559,287       7,619,604      10,324,952       3,595,190      4,550,742
  1,989,867           1,028,876      10,787,267          5,227,980      23,798,021      13,473,069       9,970,762      5,420,020
-------------- ------------------- --------------- ------------------ --------------- --------------- --------------- --------------
$ 2,850,576         $ 1,989,867    $ 15,062,198       $ 10,787,267    $ 31,417,625    $ 23,798,021    $ 13,565,952    $ 9,970,762
============== =================== =============== ================== =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                        MSF MFS TOTAL RETURN             MSF MFS VALUE    MSF MORGAN STANLEY EAFE INDEX
                                         INVESTMENT DIVISION       INVESTMENT DIVISION              INVESTMENT DIVISION
                                    --------------------------- ------------------------- --------------------------------
                                           2011         2010         2011         2010           2011              2010
                                    -------------- ------------ ------------ ------------ -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 24,397     $ 15,365      $ 7,407      $ 4,168       $ 88,701          $ 61,204
  Net realized gains (losses)             6,395        2,282        5,473        4,966           (611)           19,393
  Change in unrealized gains
     (losses) on investments            (10,544)      42,200       (6,092)      30,194       (614,081)          213,063
                                    -------------- ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                   20,248       59,847        6,788       39,328       (525,991)          293,660
                                    -------------- ------------ ------------ ------------ -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                 405,423      259,449      191,085      136,558      1,710,131         1,410,440
  Net transfers (including
     fixed account)                      46,168      212,676      137,528       25,010        623,580           401,862
  Policy charges                       (103,669)     (71,097)     (61,326)     (43,343)      (643,354)         (477,322)
  Transfers for policy benefits
     and terminations                  (112,199)     (12,383)     (18,790)      (7,097)      (159,681)         (114,304)
                                    -------------- ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              235,723      388,645      248,497      111,128      1,530,676         1,220,676
                                    -------------- ------------ ------------ ------------ -------------- -----------------
     Net increase (decrease)
       in net assets                    255,971      448,492      255,285      150,456      1,004,685         1,514,336
NET ASSETS:
  Beginning of period                   835,875      387,383      407,729      257,273      3,371,538         1,857,202
                                    -------------- ------------ ------------ ------------ -------------- -----------------
  End of period                     $ 1,091,846    $ 835,875    $ 663,014    $ 407,729    $ 4,376,223       $ 3,371,538
                                    ============== ============ ============ ============ ============== =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                      MSF NEUBERGER BERMAN
MSF NEUBERGER BERMAN GENESIS                 MID CAP VALUE    MSF OPPENHEIMER GLOBAL EQUITY        MSF RUSSELL 2000 INDEX
         INVESTMENT DIVISION           INVESTMENT DIVISION              INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------- ----------------------------- -------------------------------- -----------------------------
       2011             2010           2011           2010           2011              2010           2011           2010
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    $ 6,853          $ 2,537       $ 18,690       $ 11,182       $ 34,012          $ 14,440       $ 20,458       $ 12,273
     17,184           11,140         26,383         47,640         15,841            19,806         99,504         56,964
     29,002          141,242       (214,043)       344,272       (216,745)          158,139       (186,179)       270,653
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
     53,039          154,919       (168,970)       403,094       (166,892)          192,385        (66,217)       339,890
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    312,412          313,804        965,287        635,862        656,998           427,996        879,105        713,618
     14,705           47,814        176,056        339,381        145,993           356,465        245,241        100,397
   (100,427)         (80,090)      (303,348)      (206,417)      (174,183)         (122,278)      (329,792)      (237,972)
    (21,105)         (24,228)      (110,591)       (43,991)      (121,551)          (35,222)       (76,916)       (67,710)
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    205,585          257,300        727,404        724,835        507,257           626,961        717,638        508,333
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
    258,624          412,219        558,434      1,127,929        340,365           819,346        651,421        848,223
    849,110          436,891      2,168,024      1,040,095      1,552,921           733,575      1,686,130        837,907
-------------- ---------------- -------------- -------------- -------------- ----------------- -------------- --------------
$ 1,107,734        $ 849,110    $ 2,726,458    $ 2,168,024    $ 1,893,286       $ 1,552,921    $ 2,337,551    $ 1,686,130
============== ================ ============== ============== ============== ================= ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                              MSF VAN ECK
                                                                                                           GLOBAL NATURAL
                                                          MSF T. ROWE PRICE           MSF T. ROWE PRICE         RESOURCES
                                                           LARGE CAP GROWTH            SMALL CAP GROWTH        INVESTMENT
                                                        INVESTMENT DIVISION         INVESTMENT DIVISION          DIVISION
                                                     ------------------------- --------------------------- -----------------
                                                          2011         2010           2011         2010           2011 (a)
                                                     ------------ ------------ -------------- ------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 575        $ 911           $ --         $ --              $ --
  Net realized gains (losses)                            4,460       12,466         53,352       22,562            (6,649)
  Change in unrealized gains (losses)
     on investments                                    (20,646)      64,085        (46,704)     145,487           (10,298)
                                                     ------------ ------------ -------------- ------------ -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 (15,611)      77,462          6,648      168,049           (16,947)
                                                     ------------ ------------ -------------- ------------ -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         372,173      232,053        518,813      248,529            34,021
  Net transfers (including fixed account)              159,136       20,748        228,315       39,148           161,680
  Policy charges                                      (110,858)     (68,061)      (142,517)     (69,267)          (15,172)
  Transfers for policy benefits and terminations       (42,664)     (14,321)       (76,363)      (8,422)               --
                                                     ------------ ------------ -------------- ------------ -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        377,787      170,419        528,248      209,988           180,529
                                                     ------------ ------------ -------------- ------------ -----------------
     Net increase (decrease) in net assets             362,176      247,881        534,896      378,037           163,582
NET ASSETS:
  Beginning of period                                  535,749      287,868        754,119      376,082                --
                                                     ------------ ------------ -------------- ------------ -----------------
  End of period                                      $ 897,925    $ 535,749    $ 1,289,015    $ 754,119         $ 163,582
                                                     ============ ============ ============== ============ =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT    MSF WESTERN ASSET MANAGEMENT
STRATEGIC BOND OPPORTUNITIES                 U.S. GOVERNMENT
         INVESTMENT DIVISION             INVESTMENT DIVISION
------------------------------- -------------------------------
       2011             2010           2011             2010
-------------- ---------------- -------------- ----------------
   $ 48,071         $ 29,574       $ 15,393         $ 23,265
     10,730            2,853         40,384            4,102
      2,088           30,519          2,318           20,038
-------------- ---------------- -------------- ----------------
     60,889           62,946         58,095           47,405
-------------- ---------------- -------------- ----------------
    377,343          267,654        230,954          174,335
    163,334          240,088       (144,299)         255,262
   (122,009)         (80,846)       (93,015)         (71,286)
    (52,343)         (11,691)       (50,425)         (26,005)
-------------- ---------------- -------------- ----------------
    366,325          415,205        (56,785)         332,306
-------------- ---------------- -------------- ----------------
    427,214          478,151          1,310          379,711
    838,384          360,233      1,153,046          773,335
-------------- ---------------- -------------- ----------------
$ 1,265,598        $ 838,384    $ 1,154,356      $ 1,153,046
============== ================ ============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life policies (the "Policies"). The Separate Account commenced operations on
April 28, 2008. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2011:

American Funds Bond Investment Division
American Funds Global Small Capitalization
 Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
MIST American Funds Balanced Allocation Investment
 Division
MIST American Funds Growth Allocation
 Investment Division
MIST American Funds Moderate Allocation
 Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Clarion Global Real Estate Investment Division
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment
 Division
MIST Invesco Small Cap Growth Investment Division
MIST Janus Forty Investment Division
MIST Lazard Mid Cap Investment Division
MIST Legg Mason ClearBridge Aggressive Growth
 Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
 Division
MIST Met/Franklin Templeton Founding Strategy Investment
 Division
MIST Met/Templeton Growth Investment Division
MIST MetLife Aggressive Strategy Investment
 Division*
MIST MFS Emerging Markets Equity Investment
 Division*
MIST MFS Research International Investment
 Division
MIST Morgan Stanley Mid Cap Growth Investment
 Division
MIST Oppenheimer Capital Appreciation Investment
 Division
MIST PIMCO Inflation Protected Bond Investment
 Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MIST SSgA Growth and Income ETF Investment Division
MIST SSgA Growth ETF Investment Division
MIST T. Rowe Price Mid Cap Growth Investment
 Division
MSF Artio International Stock Investment Division
MSF Barclays Capital Aggregate Bond Index
 Investment Division
MSF BlackRock Aggressive Growth Investment
 Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Diversified Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
 Division
MSF Davis Venture Value Investment Division
MSF FI Value Leaders Investment Division
MSF Jennison Growth Investment Division
MSF Loomis Sayles Small Cap Core Investment
 Division
MSF Loomis Sayles Small Cap Growth Investment
 Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF MetLife Conservative Allocation Investment
 Division
MSF MetLife Conservative to Moderate Allocation
 Investment Division
MSF MetLife Mid Cap Stock Index Investment
 Division
MSF MetLife Moderate Allocation Investment
 Division
MSF MetLife Moderate to Aggressive Allocation
 Investment Division
MSF MetLife Stock Index Investment Division
MSF MFS Total Return Investment Division
MSF MFS Value Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Neuberger Berman Genesis Investment Division
MSF Neuberger Berman Mid Cap Value Investment
 Division
MSF Oppenheimer Global Equity Investment Division
MSF Russell 2000 Index Investment Division
MSF T. Rowe Price Large Cap Growth Investment
 Division
MSF T. Rowe Price Small Cap Growth Investment
 Division
MSF Van Eck Global Natural Resources Investment
 Division*
MSF Western Asset Management Strategic Bond
 Opportunities Investment Division
MSF Western Asset Management U.S. Government
 Investment Division

*This Subaccount began operations during the year ended December 31, 2011

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2011:

MIST Legg Mason Value Equity Investment Division
MSF MetLife Aggressive Allocation Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2011:

MERGERS:

FORMER PORTFOLIO                                     NEW PORTFOLIO
(MIST) Legg Mason Value Equity Portfolio             (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio

(MSF) MetLife Aggressive Allocation Portfolio        (MIST) MetLife Aggressive Strategy Portfolio

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level
1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from 0.05% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.00 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                                 SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                              --------- ------------- ------------- --------------
American Funds Bond Investment Division                         197,222     2,061,731       751,850        315,374
American Funds Global Small Capitalization
  Investment Division                                           334,742     5,728,660     2,139,401        253,398
American Funds Growth Investment Division                       254,660    11,635,982     4,026,473        415,673
American Funds Growth-Income Investment Division                241,172     7,329,077     2,544,972        268,317
MIST American Funds Balanced Allocation
  Investment Division                                           161,705     1,476,126       648,232        122,720
MIST American Funds Growth Allocation
  Investment Division                                           684,845     5,573,102     2,061,716        119,796
MIST American Funds Moderate Allocation
  Investment Division                                           241,907     2,284,285     1,158,789         80,725
MIST BlackRock Large Cap Core Investment Division                83,837       669,517       354,410         73,306
MIST Clarion Global Real Estate Investment Division             317,271     2,915,105     1,280,452        234,175
MIST Dreman Small Cap Value Investment Division                  41,636       538,968       725,134        479,028
MIST Harris Oakmark International Investment Division           402,939     4,843,627     2,028,074        158,813
MIST Invesco Small Cap Growth Investment Division                50,515       638,986       261,240         70,658
MIST Janus Forty Investment Division                             85,745     5,281,427     1,948,367        400,704
MIST Lazard Mid Cap Investment Division                          65,756       621,395       227,005         22,184
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division                                           154,704     1,181,655     1,005,867        146,270
MIST Lord Abbett Bond Debenture Investment Division             175,799     2,132,121     1,051,244        242,991
MIST Met/Franklin Income Investment Division                  1,993,610    20,262,362    20,011,456        438,499
MIST Met/Franklin Mutual Shares Investment Division           2,584,827    20,783,976    19,806,464        133,573
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                         2,170,139    20,879,815    19,929,986        162,241
MIST Met/Templeton Growth Investment Division                   133,147     1,142,758       511,397        120,150
MIST MetLife Aggressive Strategy Investment Division (a)        867,139     8,832,632     9,430,892        545,850
MIST MFS Emerging Markets Equity Investment Division (a)         13,271       133,252       137,229          3,669
MIST MFS Research International Investment Division             326,919     2,929,849       991,700        228,226
MIST Morgan Stanley Mid Cap Growth Investment Division          127,751     1,344,388       670,678        112,478
MIST Oppenheimer Capital Appreciation Investment Division        80,207       438,392       212,123         45,803
MIST PIMCO Inflation Protected Bond Investment Division         273,260     3,039,991     1,596,960        918,293
MIST PIMCO Total Return Investment Division                     631,761     7,624,721     3,362,942      1,000,126
MIST RCM Technology Investment Division                         308,707     1,285,194       726,890        225,824
MIST SSgA Growth and Income ETF Investment Division             276,903     3,009,430     1,841,510        321,336
MIST SSgA Growth ETF Investment Division                        313,353     3,259,355     1,786,552        217,833
MIST T. Rowe Price Mid Cap Growth Investment Division           244,937     2,022,178       922,532        146,552
MSF Artio International Stock Investment Division               122,757     1,093,292       464,509        109,799
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                           490,401     5,425,548     2,057,475        734,047
MSF BlackRock Aggressive Growth Investment Division              61,264     1,419,150       582,754         84,261
MSF BlackRock Bond Income Investment Division                    12,124     1,281,566       474,637        163,558
MSF BlackRock Diversified Investment Division                    45,183       662,109       342,477        187,831
MSF BlackRock Large Cap Value Investment Division               294,059     2,741,644       849,134         64,691
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                            33,871       802,204       450,071         49,090
MSF Davis Venture Value Investment Division                     197,942     5,353,249     1,594,992        213,986
MSF FI Value Leaders Investment Division                          2,835       354,210       152,545         29,138
MSF Jennison Growth Investment Division                          30,419       348,606       227,769         63,490
MSF Loomis Sayles Small Cap Core Investment Division              8,873     1,639,580       742,539        219,341
MSF Loomis Sayles Small Cap Growth Investment Division           65,658       560,012       278,451         95,381
MSF Met/Artisan Mid Cap Value Investment Division                 6,218       919,497       291,208         51,415
MSF MetLife Conservative Allocation Investment Division         144,839     1,609,492       826,583        456,714

(a) For the period May 2, 2011 to December 31, 2011.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                       218,569     2,314,082     1,810,116      4,769,833
MSF MetLife Mid Cap Stock Index Investment Division         219,782     2,540,760     1,172,648        160,594
MSF MetLife Moderate Allocation Investment Division       1,390,785    14,121,922     5,866,581      1,184,687
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     3,023,833    29,139,461    10,597,830      1,298,565
MSF MetLife Stock Index Investment Division                 458,309    11,983,575     4,128,775        498,535
MSF MFS Total Return Investment Division                      8,420     1,020,141       366,430        106,310
MSF MFS Value Investment Division                            54,212       600,059       296,643         40,736
MSF Morgan Stanley EAFE Index Investment Division           428,202     4,562,344     1,761,321        141,941
MSF Neuberger Berman Genesis Investment Division             91,928       899,669       288,583         76,143
MSF Neuberger Berman Mid Cap Value Investment Division      146,426     2,386,127       875,055        128,955
MSF Oppenheimer Global Equity Investment Division           136,110     1,823,626       732,690        191,418
MSF Russell 2000 Index Investment Division                  184,641     2,140,093     1,384,964        646,866
MSF T. Rowe Price Large Cap Growth Investment Division       60,385       804,482       403,389         25,025
MSF T. Rowe Price Small Cap Growth Investment Division       77,279     1,118,521       919,858        391,608
MSF Van Eck Global Natural Resources
  Investment Division (a)                                    12,099       173,880       270,669         90,139
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                        97,279     1,196,534       615,621        201,223
MSF Western Asset Management U.S. Government
  Investment Division                                        94,542     1,129,121       260,960        267,022

(a) For the period May 2, 2011 to December 31, 2011.

This page is intentionally left blank.

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                   AMERICAN FUNDS
                               AMERICAN FUNDS BOND    GLOBAL SMALL CAPITALIZATION    AMERICAN FUNDS GROWTH
                               INVESTMENT DIVISION            INVESTMENT DIVISION      INVESTMENT DIVISION
                               ---------------------- ------------------------------ ------------------------
                                  2011        2010       2011                2010      2011           2010
                               ---------- ----------- ---------- ------------------- --------- --------------
Units beginning of year         82,577      47,461    137,430              89,595    44,761         28,940
Units issued and transferred
  from other funding options    33,601     131,426     60,175             187,263    17,130         56,894
Units redeemed and transferred
  to other funding options     (15,177)    (96,310)    (7,636)           (139,428)   (1,803)       (41,073)
                               ---------- ----------- ---------- ------------------- --------- --------------
Units end of year              101,001      82,577    189,969             137,430    60,088         44,761
                               ========== =========== ========== =================== ========= ==============

                               MIST AMERICAN FUNDS         MIST BLACKROCK    MIST CLARION GLOBAL
                               MODERATE ALLOCATION         LARGE CAP CORE            REAL ESTATE
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                  2011        2010      2011         2010       2011        2010
                               ---------- ----------- --------- ------------ ---------- -----------
Units beginning of year        127,253      59,365    39,355       25,503    136,639      79,668
Units issued and transferred
  from other funding options   105,012     176,074    29,580       55,252     74,418     184,606
Units redeemed and transferred
  to other funding options      (8,097)   (108,186)   (6,685)     (41,400)   (14,765)   (127,635)
                               ---------- ----------- --------- ------------ ---------- -----------
Units end of year              224,168     127,253    62,250       39,355    196,292     136,639
                               ========== =========== ========= ============ ========== ===========

                                                                                 MIST LEGG MASON
                                                                                     CLEARBRIDGE
                                  MIST JANUS FORTY    MIST LAZARD MID CAP      AGGRESSIVE GROWTH
                               INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ---------------------- ----------------------
                                 2011         2010      2011         2010       2011        2010
                               --------- ------------ --------- ------------ ---------- -----------
Units beginning of year        12,419        7,019    29,867       23,703     42,730      28,053
Units issued and transferred
  from other funding options    5,371       16,112    12,405       40,940    101,944      36,540
Units redeemed and transferred
  to other funding options     (1,202)     (10,712)   (1,219)     (34,776)   (15,807)    (21,863)
                               --------- ------------ --------- ------------ ---------- -----------
Units end of year              16,588       12,419    41,053       29,867    128,867      42,730
                               ========= ============ ========= ============ ========== ===========

                                  MIST MET/FRANKLIN
                                          TEMPLETON     MIST MET/TEMPLETON           MIST METLIFE
                                  FOUNDING STRATEGY                 GROWTH    AGGRESSIVE STRATEGY
                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ---------------------- ----------------------
                                    2011       2010       2011        2010                2011 (a)
                               ------------ ---------- ---------- ----------- ----------------------
Units beginning of year          126,360     93,101     89,927      49,726                     --
Units issued and transferred
  from other funding options   1,977,080    115,853     51,217      98,362                713,901
Units redeemed and transferred
  to other funding options       (16,048)   (82,594)   (12,179)    (58,161)               (41,363)
                               ------------ ---------- ---------- ----------- ----------------------
Units end of year              2,087,392    126,360    128,965      89,927                672,538
                               ============ ========== ========== =========== ======================

(a) For the period May 2, 2011 to December 31, 2011.

     AMERICAN FUNDS    MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
      GROWTH-INCOME    BALANCED ALLOCATION      GROWTH ALLOCATION
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010       2011        2010       2011        2010
--------- ------------ ---------- ----------- ---------- -----------
39,278       24,200    102,608      42,709    445,831     266,756
15,788       48,917     60,967     123,701    205,014     510,165
(1,778)     (33,839)   (12,117)    (63,802)   (11,982)   (331,090)
--------- ------------ ---------- ----------- ---------- -----------
53,288       39,278    151,458     102,608    638,863     445,831
========= ============ ========== =========== ========== ===========

MIST DREMAN SMALL CAP    MIST HARRIS OAKMARK           MIST INVESCO
                VALUE          INTERNATIONAL       SMALL CAP GROWTH
  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------ ---------------------- ----------------------
   2011          2010       2011        2010      2011         2010
---------- ------------- ---------- ----------- --------- ------------
 23,085        10,398    170,813      88,969    28,659       11,474
 48,562        29,954     99,385     214,470    13,805       33,322
(33,892)      (17,267)    (8,304)   (132,626)   (3,591)     (16,137)
---------- ------------- ---------- ----------- --------- ------------
 37,755        23,085    261,894     170,813    38,873       28,659
========== ============= ========== =========== ========= ============

   MIST LORD ABBETT                                    MIST MET/FRANKLIN
     BOND DEBENTURE    MIST MET/FRANKLIN INCOME            MUTUAL SHARES
INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
---------------------- --------------------------- ------------------------
  2011         2010         2011           2010         2011        2010
--------- ------------ ------------ -------------- ------------ -----------
50,001       30,004       63,463         31,019      141,913      74,056
31,253       63,018    1,683,954        119,437    2,146,625     170,929
(8,436)     (43,021)     (37,200)       (86,993)     (14,258)   (103,072)
--------- ------------ ------------ -------------- ------------ -----------
72,818       50,001    1,710,217         63,463    2,274,280     141,913
========= ============ ============ ============== ============ ===========

  MIST MFS EMERGING      MIST MFS RESEARCH    MIST MORGAN STANLEY
     MARKETS EQUITY          INTERNATIONAL         MID CAP GROWTH
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
            2011 (a)      2011        2010      2011         2010
---------------------- ---------- ----------- --------- ------------
                 --    150,699      96,947    51,811       13,858
             11,534     56,042     192,866    32,877       60,305
               (329)   (13,281)   (139,114)   (5,847)     (22,352)
---------------------- ---------- ----------- --------- ------------
             11,205    193,460     150,699    78,841       51,811
====================== ========== =========== ========= ============

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                   MIST OPPENHEIMER    MIST PIMCO INFLATION             MIST PIMCO
                               CAPITAL APPRECIATION          PROTECTED BOND           TOTAL RETURN
                                INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ----------------------- ----------------------
                                 2011          2010       2011         2010       2011        2010
                               --------- ------------- ---------- ------------ ---------- -----------
Units beginning of year        33,201        19,646    156,234       93,469    283,654     145,865
Units issued and transferred
  from other funding options   21,231        44,015     86,516      231,850    152,393     364,573
Units redeemed and transferred
  to other funding options     (4,554)      (30,460)   (55,959)    (169,085)   (51,667)   (226,784)
                               --------- ------------- ---------- ------------ ---------- -----------
Units end of year              49,878        33,201    186,791      156,234    384,380     283,654
                               ========= ============= ========== ============ ========== ===========

                                MIST T. ROWE PRICE              MSF ARTIO    MSF BARCLAYS CAPITAL
                                    MID CAP GROWTH    INTERNATIONAL STOCK    AGGREGATE BOND INDEX
                               INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                               ---------------------- ---------------------- -----------------------
                                  2011        2010      2011         2010       2011         2010
                               ---------- ----------- --------- ------------ ---------- ------------
Units beginning of year        133,377      87,399    44,738       27,466    217,186      128,957
Units issued and transferred
  from other funding options    69,659     172,009    25,713       68,520     95,689      316,217
Units redeemed and transferred
  to other funding options     (11,449)   (126,031)   (6,107)     (51,248)   (36,443)    (227,988)
                               ---------- ----------- --------- ------------ ---------- ------------
Units end of year              191,587     133,377    64,344       44,738    276,432      217,186
                               ========== =========== ========= ============ ========== ============

                                     MSF BLACKROCK    MSF BLACKROCK LEGACY              MSF DAVIS
                                   LARGE CAP VALUE        LARGE CAP GROWTH          VENTURE VALUE
                               INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                               ---------------------- ----------------------- ----------------------
                                  2011        2010      2011          2010       2011        2010
                               ---------- ----------- --------- ------------- ---------- -----------
Units beginning of year        175,713     106,287    12,549         8,811    111,197      72,544
Units issued and transferred
  from other funding options    62,823     226,460    11,455        18,607     36,064     134,156
Units redeemed and transferred
  to other funding options      (4,763)   (157,034)   (1,502)      (14,869)    (5,078)    (95,503)
                               ---------- ----------- --------- ------------- ---------- -----------
Units end of year              233,773     175,713    22,502        12,549    142,183     111,197
                               ========== =========== ========= ============= ========== ===========

                                 MSF LOOMIS SAYLES        MSF MET/ARTISAN                MSF METLIFE
                                  SMALL CAP GROWTH          MID CAP VALUE    CONSERVATIVE ALLOCATION
                               INVESTMENT DIVISION    INVESTMENT DIVISION        INVESTMENT DIVISION
                               ---------------------- ---------------------- --------------------------
                                 2011         2010      2011         2010       2011            2010
                               --------- ------------ --------- ------------ ---------- ---------------
Units beginning of year        36,922       17,827    20,330       12,439     95,882          38,640
Units issued and transferred
  from other funding options   21,319       43,592     6,636       30,782     57,136         129,152
Units redeemed and transferred
  to other funding options     (7,355)     (24,497)   (1,204)     (22,891)   (32,863)        (71,910)
                               --------- ------------ --------- ------------ ---------- ---------------
Units end of year              50,886       36,922    25,762       20,330    120,155          95,882
                               ========= ============ ========= ============ ========== ===============

(a) For the period May 2, 2011 to December 31, 2011.

           MIST RCM       MIST SSGA GROWTH              MIST SSGA
         TECHNOLOGY         AND INCOME ETF             GROWTH ETF
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
   2011        2010       2011        2010       2011        2010
---------- ----------- ---------- ----------- ---------- -----------
124,963      76,535    128,138      38,277    154,882      45,330
 88,833     175,800    137,763     165,665    141,452     214,824
(27,924)   (127,372)   (25,245)    (75,804)   (17,611)   (105,272)
---------- ----------- ---------- ----------- ---------- -----------
185,872     124,963    240,656     128,138    278,723     154,882
========== =========== ========== =========== ========== ===========

      MSF BLACKROCK          MSF BLACKROCK          MSF BLACKROCK
  AGGRESSIVE GROWTH            BOND INCOME            DIVERSIFIED
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010      2011         2010      2011         2010
--------- ------------ --------- ------------ --------- ------------
17,626        9,693    12,078        6,875     9,253        6,132
 8,858       26,207     5,108       15,395     5,367       11,141
(1,299)     (18,274)   (1,978)     (10,192)   (3,127)      (8,020)
--------- ------------ --------- ------------ --------- ------------
25,185       17,626    15,208       12,078    11,493        9,253
========= ============ ========= ============ ========= ============

                                                 MSF LOOMIS SAYLES
MSF FI VALUE LEADERS    MSF JENNISON GROWTH         SMALL CAP CORE
 INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- ---------------------- ----------------------
  2011          2010      2011         2010      2011         2010
--------- ------------- --------- ------------ --------- ------------
 8,005        23,759    14,651        7,371    31,107       21,483
 4,390        30,105    15,900       24,045    15,580       41,747
  (867)      (45,859)   (4,710)     (16,765)   (4,482)     (32,123)
--------- ------------- --------- ------------ --------- ------------
11,528         8,005    25,841       14,651    42,205       31,107
========= ============= ========= ============ ========= ============

         MSF METLIFE
     CONSERVATIVE TO            MSF METLIFE              MSF METLIFE
 MODERATE ALLOCATION    MID CAP STOCK INDEX      MODERATE ALLOCATION
 INVESTMENT DIVISION    INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------- ---------------------- ------------------------
    2011        2010       2011        2010         2011        2010
----------- ----------- ---------- ----------- ------------ -----------
 400,707     349,751     96,126      62,766      821,746     451,900
 124,848     482,348     53,193     144,349      426,512     962,032
(343,934)   (431,392)    (8,955)   (110,989)     (87,612)   (592,186)
----------- ----------- ---------- ----------- ------------ -----------
 181,621     400,707    140,364      96,126    1,160,646     821,746
=========== =========== ========== =========== ============ ===========

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                           MSF METLIFE
                                           MODERATE TO            MSF METLIFE                MSF MFS
                                 AGGRESSIVE ALLOCATION            STOCK INDEX           TOTAL RETURN
                                   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               -------------------------- ---------------------- ----------------------
                                    2011          2010       2011        2010       2011        2010
                               ------------ ------------- ---------- ----------- ---------- -----------
Units beginning of year        1,859,749     1,209,616    181,289     113,154     12,613       6,435
Units issued and transferred
  from other funding options     788,526     2,427,223     70,023     269,990      5,068      15,205
Units redeemed and transferred
  to other funding options      (102,667)   (1,777,090)    (9,101)   (201,855)    (1,594)     (9,027)
                               ------------ ------------- ---------- ----------- ---------- -----------
Units end of year              2,545,608     1,859,749    242,211     181,289     16,087      12,613
                               ============ ============= ========== =========== ========== ===========

                               MSF NEUBERGER BERMAN        MSF OPPENHEIMER
                                      MID CAP VALUE          GLOBAL EQUITY    MSF RUSSELL 2000 INDEX
                                INVESTMENT DIVISION    INVESTMENT DIVISION       INVESTMENT DIVISION
                               ----------------------- ---------------------- -------------------------
                                 2011          2010      2011         2010       2011           2010
                               --------- ------------- --------- ------------ ---------- --------------
Units beginning of year        70,960        43,001    66,037       36,258     75,979         47,921
Units issued and transferred
  from other funding options   28,602        94,947    30,229       89,191     62,896        134,560
Units redeemed and transferred
  to other funding options     (4,206)      (66,988)   (8,530)     (59,412)   (29,044)      (106,502)
                               --------- ------------- --------- ------------ ---------- --------------
Units end of year              95,356        70,960    87,736       66,037    109,831         75,979
                               ========= ============= ========= ============ ========== ==============

                                  MSF WESTERN ASSET            MSF WESTERN
                               MANAGEMENT STRATEGIC       ASSET MANAGEMENT
                                 BOND OPPORTUNITIES        U.S. GOVERNMENT
                                INVESTMENT DIVISION    INVESTMENT DIVISION
                               ----------------------- ----------------------
                                 2011          2010       2011        2010
                               --------- ------------- ---------- -----------
Units beginning of year        25,244        12,227     50,890      36,115
Units issued and transferred
  from other funding options   16,708        28,718      9,133      62,574
Units redeemed and transferred
  to other funding options     (6,049)      (15,701)   (11,735)    (47,799)
                               --------- ------------- ---------- -----------
Units end of year              35,903        25,244     48,288      50,890
                               ========= ============= ========== ===========

(a) For the period May 2, 2011 to December 31, 2011.

                        MSF MORGAN STANLEY          MSF NEUBERGER
      MSF MFS VALUE             EAFE INDEX         BERMAN GENESIS
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010       2011        2010      2011         2010
--------- ------------ ---------- ----------- --------- ------------
28,068       19,734    213,593     127,295    43,832       27,419
19,922       39,886    113,144     309,064    13,910       67,210
(2,733)     (31,552)    (9,896)   (222,766)   (3,695)     (50,797)
--------- ------------ ---------- ----------- --------- ------------
45,257       28,068    316,841     213,593    54,047       43,832
========= ============ ========== =========== ========= ============

  MSF T. ROWE PRICE      MSF T. ROWE PRICE     MSF VAN ECK GLOBAL
   LARGE CAP GROWTH       SMALL CAP GROWTH      NATURAL RESOURCES
INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
---------------------- ---------------------- ----------------------
  2011         2010       2011        2010                2011 (a)
--------- ------------ ---------- ----------- ----------------------
31,182       19,612     33,334      22,425                     --
24,988       44,389     40,315      44,323                  1,523
(3,319)     (32,819)   (17,662)    (33,414)                  (519)
--------- ------------ ---------- ----------- ----------------------
52,851       31,182     55,987      33,334                  1,004
========= ============ ========== =========== ======================

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying series, for the respective stated periods in the four years ended December 31, 2011:

                                                          AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------- -------------------------------------------------
                                                                            INVESTMENT(1)
                                                                        NET    INCOME     EXPENSE RATIO(2)   TOTAL RETURN(3)
                                            UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)       (%)              (%)
                                          ------- -------------- ---------- ------------- ---------------- ------------------
American Funds Bond                  2011 101,001          21.23  2,143,800          3.21             0.00              6.10
  Investment Division                2010  82,577          20.00  1,651,937          3.32             0.00              6.44
  (Commenced 4/28/2008)              2009  47,461          18.79    891,960          4.16             0.00             12.61
                                     2008  10,635          16.69    177,494         12.86             0.00             (9.59)
American Funds Global Small          2011 189,969          30.03  5,704,007          1.33             0.00            (19.14)
  Capitalization Investment Division 2010 137,430          37.13  5,103,444          1.79             0.00             22.41
  (Commenced 4/28/2008)              2009  89,595          30.34  2,717,929          0.38             0.00             61.30
                                     2008  34,851          18.81    655,469            --             0.00            (48.89)
American Funds Growth                2011  60,088         219.03 13,160,810          0.66             0.00             (4.28)
  Investment Division                2010  44,761         228.81 10,241,747          0.84             0.00             18.68
  (Commenced 4/28/2008)              2009  28,940         192.80  5,579,522          0.85             0.00             39.41
                                     2008   9,023         138.29  1,247,737          2.02             0.00            (41.63)
American Funds Growth-Income         2011  53,288         149.67  7,975,549          1.77             0.00             (1.83)
  Investment Division                2010  39,278         152.46  5,988,288          1.81             0.00             11.43
  (Commenced 4/28/2008)              2009  24,200         136.83  3,311,201          2.15             0.00             31.24
                                     2008   6,645         104.26    692,775          3.59             0.00            (35.35)
MIST American Funds Balanced         2011 151,458          10.16  1,539,431          1.42             0.00             (1.80)
  Allocation Investment Division     2010 102,608          10.35  1,061,980          1.03             0.00             12.40
  (Commenced 4/28/2008)              2009  42,709           9.21    393,272            --             0.00             30.06
                                     2008  16,591           7.08    117,461          3.96             0.00            (29.27)
MIST American Funds Growth           2011 638,863           9.43  6,026,633          1.33             0.00             (4.41)
  Allocation Investment Division     2010 445,831           9.87  4,399,529          1.00             0.00             13.78
  (Commenced 4/28/2008)              2009 266,756           8.67  2,313,537            --             0.00             34.36
                                     2008 111,759           6.45    721,398         11.34             0.00            (35.51)
MIST American Funds Moderate         2011 224,168          10.65  2,387,623          1.60             0.00              0.44
  Allocation Investment Division     2010 127,253          10.60  1,349,422          1.35             0.00             10.15
  (Commenced 4/28/2008)              2009  59,365           9.63    571,494            --             0.00             23.90
                                     2008  11,206           7.77     87,064          6.89             0.00            (22.46)
MIST BlackRock Large Cap             2011  62,250          11.65    725,191          1.03             0.00              0.46
  Core Investment Division           2010  39,355          11.60    456,394          1.21             0.00             12.64
  (Commenced 4/28/2008)              2009  25,503          10.30    262,556          1.28             0.00             19.34
                                     2008   9,107           8.63     78,564            --             0.00            (31.87)
MIST Clarion Global Real             2011 196,292          15.06  2,956,969          3.81             0.00             (5.28)
  Estate Investment Division         2010 136,639          15.90  2,173,006          7.53             0.00             16.28
  (Commenced 4/28/2008)              2009  79,668          13.68  1,089,579          2.83             0.00             35.12
                                     2008  24,972          10.12    252,756            --             0.00            (44.73)
MIST Dreman Small Cap Value          2011  37,755          14.49    547,099          1.48             0.00            (10.12)
  Investment Division                2010  23,085          16.12    372,190          0.72             0.00             19.53
  (Commenced 4/28/2008)              2009  10,398          13.49    140,252          0.82             0.00             29.09
                                     2008   2,920          10.45     30,514            --             0.00            (25.08)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- ----------------------------------------------
                                                                              INVESTMENT(1)
                                                                          NET    INCOME     EXPENSE RATIO(2) TOTAL RETURN(3)
                                              UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)        (%)            (%)
                                          --------- -------------- ---------- ------------- ---------------- ---------------
MIST Harris Oakmark International    2011   261,894          18.23  4,774,823          0.03             0.00         (13.98)
  Investment Division                2010   170,813          21.20  3,620,529          1.81             0.00          16.67
  (Commenced 4/28/2008)              2009    88,969          18.17  1,616,304          6.88             0.00          55.46
                                     2008    34,033          11.69    397,710            --             0.00         (37.26)
MIST Invesco Small Cap               2011    38,873          18.28    710,749            --             0.00          (0.85)
  Growth Investment Division         2010    28,659          18.44    528,466            --             0.00          26.47
  (Commenced 4/28/2008)              2009    11,474          14.58    167,289            --             0.00          34.21
                                     2008     2,627          10.86     28,540            --             0.00         (34.43)
MIST Janus Forty Investment Division 2011    16,588         329.01  5,457,674          1.70             0.00          (7.32)
  (Commenced 4/28/2008)              2010    12,419         355.01  4,408,859          1.53             0.00           9.68
                                     2009     7,019         323.68  2,272,014            --             0.00          43.21
                                     2008     2,542         226.02    574,436            --             0.00         (44.68)
MIST Lazard Mid Cap                  2011    41,053          17.20    706,218          0.88             0.00          (5.13)
  Investment Division                2010    29,867          18.13    541,591          1.06             0.00          23.25
  (Commenced 4/28/2008)              2009    23,703          14.71    348,721          0.90             0.00          37.14
                                     2008     6,290          10.73     67,473            --             0.00         (36.07)
MIST Legg Mason ClearBridge          2011   128,867           9.38  1,208,237          0.06             0.00           3.56
  Aggressive Growth                  2010    42,730           9.05    386,892          0.06             0.00          24.05
  Investment Division                2009    28,053           7.30    204,749          0.13             0.00          33.45
  (Commenced 4/28/2008)              2008    19,775           5.47    108,153            --             0.00         (36.35)
MIST Lord Abbett Bond                2011    72,818          30.90  2,250,221          5.67             0.00           4.82
  Debenture Investment Division      2010    50,001          29.48  1,474,009          5.67             0.00          13.18
  (Commenced 4/28/2008)              2009    30,004          26.05    781,525          6.15             0.00          37.12
                                     2008     8,406          19.00    159,679            --             0.00         (18.83)
MIST Met/Franklin Income             2011 1,710,217          11.88 20,314,886          0.99             0.00           2.39
  Investment Division                2010    63,463          11.60    736,310          4.15             0.00          12.13
  (Commenced 4/28/2008)              2009    31,019          10.35    320,967            --             0.00          28.05
                                     2008     3,275           8.08     26,469          5.38             0.00         (19.19)
MIST Met/Franklin Mutual             2011 2,274,280           9.27 21,092,186          0.98             0.00          (0.27)
  Shares Investment Division         2010   141,913           9.30  1,319,601            --             0.00          11.23
  (Commenced 4/28/2008)              2009    74,056           8.36    619,100            --             0.00          25.15
                                     2008     9,353           6.68     62,476          7.30             0.00         (33.20)
MIST Met/Franklin Templeton Founding 2011 2,087,392           9.96 20,789,934          0.59             0.00          (1.45)
  Strategy Investment Division       2010   126,360          10.11  1,277,107            --             0.00          10.36
  (Commenced 4/28/2008)              2009    93,101           9.16    852,656            --             0.00          28.84
                                     2008    43,891           7.11    311,998          2.67             0.00         (28.92)
MIST Met/Templeton Growth            2011   128,965           8.90  1,147,725          1.42             0.00          (6.61)
  Investment Division                2010    89,927           9.53    856,989          1.17             0.00           7.88
  (Commenced 4/28/2008)              2009    49,726           8.83    439,287          0.03             0.00          33.08
                                     2008    12,077           6.64     80,174          0.75             0.00         (33.62)
MIST MetLife Aggressive Strategy     2011   672,538          11.64  7,830,263            --             0.00          (5.77)
  Investment Division
  (Commenced 5/2/2011)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------- -------------------------------------------------
                                                                          INVESTMENT(1)
                                                                      NET    INCOME     EXPENSE RATIO(2) TOTAL RETURN(3)
                                          UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)       (%)              (%)
                                        ------- -------------- ---------- ------------- ---------------- ------------------
MIST MFS Emerging Markets          2011  11,205         11.09     124,218            --             0.00          (18.43)
  Equity Investment Division
  (Commenced 5/2/2011)
MIST MFS Research International    2011 193,460         15.26   2,952,079          2.01             0.00          (10.44)
  Investment Division              2010 150,699         17.04   2,567,534          1.75             0.00           11.65
  (Commenced 4/28/2008)            2009  96,947         15.26   1,479,355          2.96             0.00           31.93
                                   2008  32,127         11.57     371,576            --             0.00          (41.00)
MIST Morgan Stanley Mid Cap        2011  78,841         17.47   1,377,136          0.66             0.00           (6.67)
  Growth Investment Division       2010  51,811         18.71     969,628          0.10             0.00           32.41
  (Commenced 4/28/2008)            2009  13,858         14.13     195,873          0.02             0.00           57.83
                                   2008   1,813          8.96      16,237            --             0.00          (43.85)
MIST Oppenheimer Capital           2011  49,878          9.79     488,461          0.32             0.00           (0.98)
  Appreciation Investment Division 2010  33,201          9.89     328,341          0.57             0.00            9.68
  (Commenced 4/28/2008)            2009  19,646          9.02     177,145            --             0.00           44.02
                                   2008   6,045          6.26      37,850            --             0.00          (43.37)
MIST PIMCO Inflation Protected     2011 186,791         17.42   3,254,528          1.66             0.00           11.48
  Bond Investment Division         2010 156,234         15.63   2,441,724          2.27             0.00            8.00
  (Commenced 4/28/2008)            2009  93,469         14.47   1,352,538          3.43             0.00           18.37
                                   2008  39,482         12.23     482,681            --             0.00           (9.73)
MIST PIMCO Total Return            2011 384,380         19.95   7,669,580          2.72             0.00            3.42
  Investment Division              2010 283,654         19.29   5,472,553          3.22             0.00            8.41
  (Commenced 4/28/2008)            2009 145,865         17.80   2,595,792          6.19             0.00           18.39
                                   2008  36,238         15.03     544,710            --             0.00           (1.28)
MIST RCM Technology                2011 185,872          7.34   1,364,484            --             0.00           (9.79)
  Investment Division              2010 124,963          8.14   1,016,979            --             0.00           28.27
  (Commenced 4/28/2008)            2009  76,535          6.34     485,576            --             0.00           59.17
                                   2008  16,257          3.99      64,801            --             0.00          (37.82)
MIST SSgA Growth and Income        2011 240,656         12.90   3,104,077          1.55             0.00            1.27
  ETF Investment Division          2010 128,138         12.74   1,631,923          1.20             0.00           12.61
  (Commenced 4/28/2008)            2009  38,277         11.31     432,892          0.93             0.00           24.96
                                   2008   2,122          9.05      19,207            --             0.00          (23.99)
MIST SSgA Growth ETF               2011 278,723         12.05   3,359,145          1.46             0.00           (1.86)
  Investment Division              2010 154,882         12.28   1,902,102          1.02             0.00           14.37
  (Commenced 4/28/2008)            2009  45,330         10.74     486,757          1.25             0.00           29.51
                                   2008   3,250          8.29      26,947            --             0.00          (30.82)
MIST T. Rowe Price Mid Cap         2011 191,587         12.18   2,334,250            --             0.00           (1.39)
  Growth Investment Division       2010 133,377         12.36   1,648,072            --             0.00           28.07
  (Commenced 4/28/2008)            2009  87,399          9.65     843,226            --             0.00           45.85
                                   2008  34,760          6.62     229,945            --             0.00          (37.28)
MSF Artio International            2011  64,344         15.01     966,098          1.72             0.00          (19.87)
  Stock Investment Division        2010  44,738         18.74     838,293          1.42             0.00            7.21
  (Commenced 4/28/2008)            2009  27,466         17.48     480,038          0.81             0.00           22.17
                                   2008  16,183         14.31     231,516            --             0.00          (40.37)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------- -------------------------------------------------
                                                                        INVESTMENT(1)
                                                                    NET     INCOME    EXPENSE RATIO(2) TOTAL RETURN(3)
                                        UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)        (%)             (%)
                                      ------- -------------- ---------- ------------- ---------------- ------------------
MSF Barclays Capital Aggregate   2011 276,432         20.54  5,678,847          3.40             0.00               7.50
  Bond Index Investment Division 2010 217,186         19.11  4,150,152          3.51             0.00               6.05
  (Commenced 4/28/2008)          2009 128,957         18.02  2,323,711          4.44             0.00               5.17
                                 2008  31,510         17.13    539,879            --             0.00               4.32
MSF BlackRock Aggressive         2011  25,185         63.39  1,596,544          0.29             0.00              (3.00)
  Growth Investment Division     2010  17,626         65.35  1,151,958          0.06             0.00              15.30
  (Commenced 4/28/2008)          2009   9,693         56.68    549,406          0.22             0.00              49.44
                                 2008   2,212         37.93     83,929            --             0.00             (44.59)
MSF BlackRock Bond Income        2011  15,208         88.42  1,344,604          3.70             0.00               6.56
  Investment Division            2010  12,078         82.97  1,002,159          3.61             0.00               8.34
  (Commenced 4/28/2008)          2009   6,875         76.59    526,558          6.10             0.00               9.47
                                 2008   2,254         69.96    157,720            --             0.00              (4.17)
MSF BlackRock Diversified        2011  11,493         62.70    720,671          2.24             0.00               3.80
  Investment Division            2010   9,253         60.41    558,968          1.77             0.00               9.65
  (Commenced 4/28/2008)          2009   6,132         55.09    337,826          4.33             0.00              17.30
                                 2008   1,989         46.97     93,442            --             0.00             (20.65)
MSF BlackRock Large Cap          2011 233,773         13.03  3,046,453          1.04             0.00               2.35
  Value Investment Division      2010 175,713         12.73  2,237,329          0.93             0.00               9.22
  (Commenced 4/28/2008)          2009 106,287         11.66  1,239,125          1.17             0.00              11.21
                                 2008  25,822         10.48    270,681            --             0.00             (30.94)
MSF BlackRock Legacy Large       2011  22,502         37.56    845,091          0.18             0.00              (8.95)
  Cap Growth Investment Division 2010  12,549         41.25    517,590          0.20             0.00              19.82
  (Commenced 4/28/2008)          2009   8,811         34.42    303,305          0.46             0.00              36.79
                                 2008   3,157         25.16     79,452            --             0.00             (34.56)
MSF Davis Venture Value          2011 142,183         41.31  5,872,926          1.09             0.00              (4.04)
  Investment Division            2010 111,197         43.04  4,786,078          0.92             0.00              12.00
  (Commenced 4/28/2008)          2009  72,544         38.43  2,787,866          1.30             0.00              31.99
                                 2008  27,134         29.12    790,054            --             0.00             (37.59)
MSF FI Value Leaders             2011  11,528         32.38    373,237          1.03             0.00              (6.15)
  Investment Division            2010   8,005         34.50    276,168          0.82             0.00              14.56
  (Commenced 4/28/2008)          2009  23,759         30.11    715,457          0.60             0.00              21.85
                                 2008   1,273         24.71     31,448            --             0.00             (34.25)
MSF Jennison Growth              2011  25,841         14.29    369,286          0.23             0.00               0.51
  Investment Division            2010  14,651         14.22    208,298          0.51             0.00              11.63
  (Commenced 4/28/2008)          2009   7,371         12.74     93,882          0.15             0.00              39.99
                                 2008   1,265          9.10     11,510            --             0.00             (32.96)
MSF Loomis Sayles Small Cap      2011  42,205         47.11  1,988,186          0.10             0.00               0.59
  Core Investment Division       2010  31,107         46.83  1,456,782          0.09             0.00              27.53
  (Commenced 4/28/2008)          2009  21,483         36.72    788,908          0.23             0.00              30.25
                                 2008   7,684         28.19    216,626            --             0.00             (30.05)
MSF Loomis Sayles Small Cap      2011  50,886         12.92    657,240            --             0.00               2.98
  Growth Investment Division     2010  36,922         12.54    463,073            --             0.00              31.71
  (Commenced 4/28/2008)          2009  17,827          9.52    169,755            --             0.00              29.93
                                 2008   5,586          7.33     40,939            --             0.00             (33.72)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- -------------------------------------------------
                                                                              INVESTMENT(1)
                                                                          NET     INCOME    EXPENSE RATIO(2) TOTAL RETURN(3)
                                              UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)       (%)             (%)
                                          --------- -------------- ---------- ------------- ---------------- ------------------
MSF Met/Artisan Mid Cap              2011    25,762         43.21   1,113,168          0.89             0.00             6.76
  Value Investment Division          2010    20,330         40.47     822,824          0.64             0.00            15.04
  (Commenced 4/28/2008)              2009    12,439         35.18     437,619          0.75             0.00            41.56
                                     2008     2,381         24.85      59,162            --             0.00           (42.81)
MSF MetLife Conservative             2011   120,155         13.98   1,680,137          2.44             0.00             3.48
  Allocation Investment Division     2010    95,882         13.51   1,295,625          2.84             0.00            10.34
  (Commenced 4/28/2008)              2009    38,640         12.25     473,216          2.44             0.00            20.73
                                     2008    20,969         10.14     212,720            --             0.00           (13.89)
MSF MetLife Conservative to Moderate 2011   181,621         13.54   2,458,901          3.53             0.00             1.28
  Allocation Investment Division     2010   400,707         13.37   5,356,765          3.59             0.00            11.78
  (Commenced 4/28/2008)              2009   349,751         11.96   4,182,691          0.66             0.00            24.00
                                     2008    19,138          9.64     184,569            --             0.00           (20.23)
MSF MetLife Mid Cap Stock            2011   140,364         20.31   2,850,576          0.81             0.00            (1.89)
  Index Investment Division          2010    96,126         20.70   1,989,867          0.88             0.00            26.28
  (Commenced 4/28/2008)              2009    62,766         16.39   1,028,876          1.46             0.00            36.99
                                     2008    21,312         11.97     255,015            --             0.00           (35.42)
MSF MetLife Moderate Allocation      2011 1,160,646         12.98  15,062,198          1.63             0.00            (1.14)
  Investment Division                2010   821,746         13.13  10,787,267          2.39             0.00            13.47
  (Commenced 4/28/2008)              2009   451,900         11.57   5,227,980          2.26             0.00            26.84
                                     2008   125,785          9.12   1,147,235            --             0.00           (26.51)
MSF MetLife Moderate to Aggressive   2011 2,545,608         12.34  31,417,625          1.51             0.00            (3.55)
  Allocation Investment Division     2010 1,859,749         12.80  23,798,021          2.11             0.00            14.89
  (Commenced 4/28/2008)              2009 1,209,616         11.14  13,473,069          2.20             0.00            29.43
                                     2008   378,895          8.61   3,260,631            --             0.00           (32.36)
MSF MetLife Stock Index              2011   242,211         56.01  13,565,952          1.55             0.00             1.84
  Investment Division                2010   181,289         55.00   9,970,762          1.56             0.00            14.82
  (Commenced 4/28/2008)              2009   113,154         47.90   5,420,020          2.09             0.00            26.24
                                     2008    41,481         37.94   1,573,950            --             0.00           (34.22)
MSF MFS Total Return                 2011    16,087         67.87   1,091,846          2.53             0.00             2.42
  Investment Division                2010    12,613         66.27     835,875          2.71             0.00            10.08
  (Commenced 4/28/2008)              2009     6,435         60.20     387,383          3.32             0.00            18.60
                                     2008     1,692         50.76      85,862            --             0.00           (20.13)
MSF MFS Value Investment Division    2011    45,257         14.65     663,014          1.41             0.00             0.85
  (Commenced 4/28/2008)              2010    28,068         14.53     407,729          1.36             0.00            11.42
                                     2009    19,734         13.04     257,273            --             0.00            20.82
                                     2008     2,350         10.79      25,358            --             0.00           (29.45)
MSF Morgan Stanley EAFE              2011   316,841         13.81   4,376,223          2.26             0.00           (12.50)
  Index Investment Division          2010   213,593         15.78   3,371,538          2.45             0.00             8.19
  (Commenced 4/28/2008)              2009   127,295         14.59   1,857,202          3.33             0.00            28.67
                                     2008    41,528         11.34     470,881            --             0.00           (40.15)
MSF Neuberger Berman                 2011    54,047         20.50   1,107,734          0.71             0.00             5.80
  Genesis Investment Division        2010    43,832         19.37     849,110          0.42             0.00            21.58
  (Commenced 4/28/2008)              2009    27,419         15.93     436,891          0.81             0.00            13.15
                                     2008     5,109         14.08      71,935            --             0.00           (35.81)

METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                     AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------- -------------------------------------------------
                                                                       INVESTMENT(1)
                                                                   NET    INCOME     EXPENSE RATIO(2) TOTAL RETURN(3)
                                       UNITS UNIT VALUE ($) ASSETS ($)     RATIO (%)        (%)             (%)
                                     ------- -------------- ---------- ------------- ---------------- ------------------
MSF Neuberger Berman Mid        2011  95,356         28.59  2,726,458          0.75             0.00             (6.42)
  Cap Value Investment Division 2010  70,960         30.55  2,168,024          0.75             0.00             26.31
  (Commenced 4/28/2008)         2009  43,001         24.19  1,040,095          1.32             0.00             48.10
                                2008  16,063         16.33    262,350            --             0.00            (46.55)
MSF Oppenheimer Global          2011  87,736         21.58  1,893,286          1.89             0.00             (8.24)
  Equity Investment Division    2010  66,037         23.52  1,552,921          1.37             0.00             16.23
  (Commenced 4/28/2008)         2009  36,258         20.23    733,575          2.20             0.00             40.31
                                2008  10,280         14.42    148,231            --             0.00            (37.34)
MSF Russell 2000 Index          2011 109,831         21.28  2,337,551          1.01             0.00             (4.10)
  Investment Division           2010  75,979         22.19  1,686,130          0.99             0.00             26.92
  (Commenced 4/28/2008)         2009  47,921         17.49    837,907          1.62             0.00             26.01
                                2008  13,702         13.88    190,119            --             0.00            (30.11)
MSF T. Rowe Price Large Cap     2011  52,851         16.99    897,925          0.08             0.00             (1.11)
  Growth Investment Division    2010  31,182         17.18    535,749          0.23             0.00             17.05
  (Commenced 4/28/2008)         2009  19,612         14.68    287,868          0.57             0.00             43.44
                                2008  10,095         10.23    103,304            --             0.00            (38.27)
MSF T. Rowe Price Small Cap     2011  55,987         23.02  1,289,015            --             0.00              1.77
  Growth Investment Division    2010  33,334         22.62    754,119            --             0.00             34.90
  (Commenced 4/28/2008)         2009  22,425         16.77    376,082          0.33             0.00             38.97
                                2008   9,964         12.07    120,247            --             0.00            (33.41)
MSF Van Eck Global Natural      2011   1,004        162.89    163,582            --             0.00            (22.34)
  Resources Investment Division
  (Commenced 5/2/2011)
MSF Western Asset Management    2011  35,903         35.25  1,265,598          4.47             0.00              6.14
  Strategic Bond Opportunities  2010  25,244         33.21    838,384          5.07             0.00             12.73
  Investment Division           2009  12,227         29.46    360,233          5.17             0.00             32.22
  (Commenced 4/28/2008)         2008   4,615         22.28    102,843            --             0.00            (14.42)
MSF Western Asset               2011  48,288         23.91  1,154,356          1.43             0.00              5.51
  Management U.S. Government    2010  50,890         22.66  1,153,046          2.59             0.00              5.81
  Investment Division           2009  36,115         21.41    773,335          4.91             0.00              4.33
  (Commenced 4/28/2008)         2008  17,052         20.52    349,981            --             0.00             (0.67)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against the policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(2) These amounts represent annualized policy expenses of each of the applicable Investment Division, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

This page is intentionally left blank.

                             EQUITY ADVANTAGE VUL

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

               ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)




                                APRIL 30, 2012



   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 30, 2012 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                     SAI-1

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----

     GENERAL INFORMATION AND HISTORY................................. SAI-3

      The Company.................................................... SAI-3

      The Separate Account........................................... SAI-3

     DISTRIBUTION OF THE POLICIES.................................... SAI-3

     ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES...... SAI-4

      Payment of Proceeds............................................ SAI-4

      Payment Options................................................ SAI-4

     ADDITIONAL INFORMATION ABOUT CHARGES............................ SAI-5

      Group or Sponsored Arrangements................................ SAI-5

     POTENTIAL CONFLICTS OF INTEREST................................. SAI-5

     LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY. SAI-5

     MISSTATEMENT OF AGE OR SEX...................................... SAI-6

     REPORTS......................................................... SAI-6

     PERSONALIZED ILLUSTRATIONS...................................... SAI-6

     PERFORMANCE DATA................................................ SAI-6

     REGISTRATION STATEMENT.......................................... SAI-7

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................... SAI-7

     EXPERTS......................................................... SAI-7

     FINANCIAL STATEMENTS............................................   F-1


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   MetLife Investors USA Insurance Company is a stock life insurance company founded on September 13, 1960 and organized under the laws of the State of Delaware. Our principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

THE SEPARATE ACCOUNT

   We established the Separate Account as a separate investment account on November 15, 2005 under Delaware law. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife Investors USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies.

   The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

   Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:


                                            AGGREGATE AMOUNT OF
                     AGGREGATE AMOUNT OF  COMMISSIONS RETAINED BY
             FISCAL  COMMISSIONS PAID TO DISTRIBUTOR AFTER PAYMENTS
             YEAR        DISTRIBUTOR          TO SELLING FIRMS
             ------  ------------------- --------------------------
             2011...     $61,176,015                 $0
             2010...     $48,731,542                 $0
             2009...     $26,019,066                 $0


   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2011 ranged from $0 to


                                     SAI-3

$25,311,993. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.

   The following list sets forth the names of selling firms that received additional compensation in 2011 in connection with the sale of our and our affiliates' variable life policies, variable annuity contracts and other insurance products:



Ameriprise Financial Services, Inc.
AXA Advisors LLC
BBVA Compass Investment Solutions, Inc.
Capital Investments Group, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Essex National Securities, Inc.
FSC Securities Corporation
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Founders Financial Securities, LLC
H. D. Vest Investment Securities, Inc.
ING Financial Partners, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Key Investment Services LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
LPL Financial LLC
M&T Securities, Inc.
Merrill Lynch, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney, LLC
National Planning Corporation
NEXT Financial Group
NFP Securities, Inc.
PNC Investments LLC
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Wealth Management
Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
Sammons Securities Company, LLC
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Incorporated
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
U.S. Bancorp Investments, Inc.
United Planners' Financial Services of America
ValMark Securities, Inc.
Wall Street Financial Group, Inc.
Walnut Street Securities, Inc.
Wells Fargo Advisors, LLC
Wells Fargo Advisors Financial Network, LLC
Woodbury Financial Services, Inc.


          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre- authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

                                     SAI-4

   The following payment options are available:

    (i)SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

   (ii)SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

  (iii)JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                     ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

   We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

   We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

        LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                                     SAI-5

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Portfolios.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

                               PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                                     SAI-6

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of MetLife Investors USA Insurance Company (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                    EXPERTS


   Robert L. Staffier, Jr., FSA, Vice President of MetLife Investors USA Insurance Company has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                                     SAI-7

METLIFE INVESTORS USA INSURANCE COMPANY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

We have audited the accompanying consolidated balance sheets of MetLife Investors USA Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company and its subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 5, 2012

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                        2011     2010
                                                                                                      -------- --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $9,405 and
   $8,350, respectively)............................................................................. $ 10,457 $  8,676
  Equity securities available-for-sale, at estimated fair value (cost: $2 and $3, respectively)......        2        3
  Mortgage loans (net of valuation allowances of $11 and $12, respectively)..........................    1,508    1,175
  Policy loans.......................................................................................      102       64
  Real estate joint ventures.........................................................................       30       30
  Other limited partnership interests................................................................      535      456
  Short-term investments, principally at estimated fair value........................................      779      113
  Other invested assets, principally at estimated fair value.........................................      606      215
                                                                                                      -------- --------
    Total investments................................................................................   14,019   10,732
Cash and cash equivalents............................................................................      108      240
Accrued investment income............................................................................      120      105
Premiums, reinsurance and other receivables..........................................................   12,679    9,778
Deferred policy acquisition costs....................................................................    3,542    2,965
Current income tax recoverable.......................................................................       83       25
Other assets.........................................................................................      739      728
Separate account assets..............................................................................   56,820   42,435
                                                                                                      -------- --------
    Total assets..................................................................................... $ 88,110 $ 67,008
                                                                                                      ======== ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits............................................................................... $  3,085 $  2,092
Policyholder account balances........................................................................   13,773   11,197
Other policy-related balances........................................................................    2,449    2,120
Payables for collateral under securities loaned and other transactions...............................    1,672    1,246
Long-term debt.......................................................................................       42       45
Deferred income tax liability........................................................................    1,140      580
Other liabilities....................................................................................    4,314    3,601
Separate account liabilities.........................................................................   56,820   42,435
                                                                                                      -------- --------
    Total liabilities................................................................................   83,295   63,316
                                                                                                      -------- --------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY
Preferred stock, par value $1.00 per share; 200,000 shares authorized, issued and outstanding........       --       --
Common stock, par value $200.00 per share; 15,000 shares authorized; 11,000 shares issued and
 outstanding.........................................................................................        2        2
Additional paid-in capital...........................................................................    2,520    2,520
Retained earnings....................................................................................    1,604    1,063
Accumulated other comprehensive income (loss)........................................................      689      107
                                                                                                      -------- --------
    Total stockholder's equity.......................................................................    4,815    3,692
                                                                                                      -------- --------
    Total liabilities and stockholder's equity....................................................... $ 88,110 $ 67,008
                                                                                                      ======== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                 2011     2010     2009
                                                                               -------  -------  -------
REVENUES
Premiums...................................................................... $   647  $   357  $   393
Universal life and investment-type product policy fees........................   1,288      991      745
Net investment income.........................................................     586      520      349
Other revenues................................................................     314      302      237
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................      --       (9)     (18)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      (2)       5        5
 Other net investment gains (losses)..........................................      (5)      19      (11)
                                                                               -------  -------  -------
   Total net investment gains (losses)........................................      (7)      15      (24)
Net derivative gains (losses).................................................     701      115     (603)
                                                                               -------  -------  -------
     Total revenues...........................................................   3,529    2,300    1,097
                                                                               -------  -------  -------

EXPENSES
Policyholder benefits and claims..............................................     779      486      457
Interest credited to policyholder account balances............................     424      413      409
Other expenses................................................................   1,582    1,024      613
                                                                               -------  -------  -------
     Total expenses...........................................................   2,785    1,923    1,479
                                                                               -------  -------  -------
Income (loss) before provision for income tax.................................     744      377     (382)
Provision for income tax expense (benefit)....................................     203       85     (185)
                                                                               -------  -------  -------
Net income (loss)............................................................. $   541  $   292  $  (197)
                                                                               =======  =======  =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                     ACCUMULATED OTHER
                                                                                COMPREHENSIVE INCOME (LOSS)
                                                                           -------------------------------------
                                                                                NET                     FOREIGN
                                                      ADDITIONAL             UNREALIZED   OTHER-THAN   CURRENCY       TOTAL
                                     PREFERRED COMMON  PAID-IN   RETAINED    INVESTMENT    TEMPORARY  TRANSLATION STOCKHOLDER'S
                                       STOCK   STOCK   CAPITAL   EARNINGS  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS    EQUITY
                                     --------- ------ ---------- --------  -------------- ----------- ----------- -------------
Balance at January 1, 2009..........   $  --    $  2   $  1,945  $    968     $  (274)       $  --       $  --     $    2,641
Capital contribution from MetLife
 Insurance Company of Connecticut...                        575                                                           575
Comprehensive income (loss):
 Net income (loss)..................                                 (197)                                               (197)
 Other comprehensive income (loss):
   Unrealized gains (losses) on
    derivative instruments, net of
    income tax......................                                                1                                       1
   Unrealized investment gains
    (losses), net of related
    offsets and income tax..........                                              240           (2)                       238
                                                                                                                   ----------
   Other comprehensive income
    (loss)..........................                                                                                      239
                                                                                                                   ----------
 Comprehensive income (loss)........                                                                                       42
                                       -----    ----   --------  --------     -------        -----       -----     ----------
Balance at December 31, 2009........      --       2      2,520       771         (33)          (2)         --          3,258
Comprehensive income (loss):
 Net income (loss)..................                                  292                                                 292
 Other comprehensive income (loss):
   Unrealized gains (losses) on
    derivative instruments, net of
    income tax......................                                              (47)                                    (47)
   Unrealized investment gains
    (losses), net of related
    offsets and income tax..........                                              190           (1)                       189
                                                                                                                   ----------
   Other comprehensive income
    (loss)..........................                                                                                      142
                                                                                                                   ----------
 Comprehensive income (loss)........                                                                                      434
                                       -----    ----   --------  --------     -------        -----       -----     ----------
Balance at December 31, 2010........      --       2      2,520     1,063         110           (3)         --          3,692
Comprehensive income (loss):
 Net income (loss)..................                                  541                                                 541
 Other comprehensive income (loss):
   Unrealized gains (losses) on
    derivative instruments, net of
    income tax......................                                              129                                     129
   Unrealized investment gains
    (losses), net of related
    offsets and income tax..........                                              455           (1)                       454
   Foreign currency translation
    adjustments, net of income tax..                                                                        (1)            (1)
                                                                                                                   ----------
   Other comprehensive income
    (loss)..........................                                                                                      582
                                                                                                                   ----------
 Comprehensive income (loss)........                                                                                    1,123
                                       -----    ----   --------  --------     -------        -----       -----     ----------
Balance at December 31, 2011........   $  --    $  2   $  2,520  $  1,604     $   694        $  (4)      $  (1)    $    4,815
                                       =====    ====   ========  ========     =======        =====       =====     ==========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                                      2011      2010      2009
                                                                                                    --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).................................................................................. $    541  $    292  $   (197)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................       20        23        15
  Amortization of premiums and accretion of discounts associated with investments, net.............      (45)      (28)      (25)
  (Gains) losses on investments and derivatives, net...............................................     (802)     (233)      627
  (Income) loss from equity method investments, net of dividends or distributions..................       (2)      (57)        3
  Interest credited to policyholder account balances...............................................      424       413       409
  Universal life and investment-type product policy fees...........................................   (1,288)     (991)     (745)
  Change in accrued investment income..............................................................      (14)      (21)      (30)
  Change in premiums, reinsurance and other receivables............................................     (710)   (2,560)   (1,694)
  Change in deferred policy acquisition costs, net.................................................     (578)     (457)     (531)
  Change in income tax recoverable (payable).......................................................      188        61       (42)
  Change in other assets...........................................................................    1,058       711       275
  Change in insurance-related liabilities and policy-related balances..............................    1,299       971       753
  Change in other liabilities......................................................................      363     2,079      (109)
  Other, net.......................................................................................       --         1        --
                                                                                                    --------  --------  --------
Net cash provided by (used in) operating activities................................................      454       204    (1,291)
                                                                                                    --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities........................................................................    3,137     4,488     2,948
  Equity securities................................................................................        5         1         7
  Mortgage loans...................................................................................       56        21        31
  Other limited partnership interests..............................................................       93        46        46
Purchases of:
  Fixed maturity securities........................................................................   (4,274)   (4,983)   (6,059)
  Equity securities................................................................................       (5)       --        (2)
  Mortgage loans...................................................................................     (387)     (600)     (259)
  Real estate joint ventures.......................................................................       (1)       (4)       (5)
  Other limited partnership interests..............................................................     (164)     (161)      (75)
Cash received in connection with freestanding derivatives..........................................       22         2         5
Cash paid in connection with freestanding derivatives..............................................      (25)      (48)       (9)
Issuances of loans to affiliates...................................................................     (125)       --        --
Net change in policy loans.........................................................................      (38)      (14)       (9)
Net change in short-term investments...............................................................     (666)      732       837
Net change in other invested assets................................................................       25       (80)      (80)
                                                                                                    --------  --------  --------
Net cash used in investing activities..............................................................   (2,347)     (600)   (2,624)
                                                                                                    --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits.........................................................................................    4,984     3,219     4,851
  Withdrawals......................................................................................   (3,647)   (2,634)   (2,343)
Net change in payables for collateral under securities loaned and other transactions...............      426      (361)      719
Long-term debt repaid..............................................................................       (3)       --        --
Financing element on certain derivative instruments................................................        1        --        --
Capital contribution from MetLife Insurance Company of Connecticut.................................       --        --       575
                                                                                                    --------  --------  --------
Net cash provided by financing activities..........................................................    1,761       224     3,802
                                                                                                    --------  --------  --------
Change in cash and cash equivalents................................................................     (132)     (172)     (113)
Cash and cash equivalents, beginning of year.......................................................      240       412       525
                                                                                                    --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................................. $    108  $    240  $    412
                                                                                                    ========  ========  ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Interest......................................................................................... $      2  $     --  $     --
                                                                                                    ========  ========  ========
  Income tax....................................................................................... $     16  $     20  $   (142)
                                                                                                    ========  ========  ========
Non-cash transactions during the year:
  Long-term debt issued in exchange for certain other invested assets.............................. $     --  $     45  $     --
                                                                                                    ========  ========  ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

 BUSINESS

  MetLife Investors USA Insurance Company ("MLI-USA") and its subsidiary and affiliate, (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life and universal and variable life insurance policies and variable and fixed annuity contracts.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of MetLife Investors USA Insurance Company and its subsidiary, as well as a partnership in which the Company has control. Intercompany accounts and transactions have been eliminated.

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

 Investments

  The accounting policies for the Company's principal investments are as follows:

    Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

    Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

    Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
  (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

    Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

    (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

   (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

    Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

    Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

     Mortgage loans are considered to be impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

     For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

     All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

     For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

    Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

    Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures' or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

    Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

    Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases and tax credit partnerships.

    Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

    Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

    Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

    Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

    Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

    When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated fair values are based on available market information and management's judgments about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

    The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

    The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, and certain structured investment transactions) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

    The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

    The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

    For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on an annual basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of operations within interest income or interest expense to match the location of the hedged item.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of operations within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

 Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

 Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Computer Software

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $84 million and $90 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $35 million and $41 million at December 31, 2011 and 2010, respectively. Related amortization expense was $12 million, $16 million and $10 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 Deferred Policy Acquisition Costs

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

  The Company amortizes DAC on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (primarily term insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company amortizes DAC related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Sales Inducements

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

 Value of Distribution Agreements

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past acquisitions contributed to the Company by MetLife is amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA to determine the recoverability of these balances.

 Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  The Company began selling participating traditional life insurance policies in 2011. Such policies are 90% reinsured. Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate of 4%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts).

  Participating business represented approximately 1% of the Company's life insurance in-force at December 31, 2011. Participating policies represented approximately 12% of gross life insurance premiums for the year ended December 31, 2011.

  Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 4% to 7%.

  Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 8%.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to policy account values, which consist of an accumulation of gross premium payments and credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

 Variable Annuity Guaranteed Minimum Benefits

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

  These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefit ("GMWB") that guarantees the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefit ("GMAB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

  Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

  GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

  The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

  These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with GMDB, GMIB, GMAB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

 Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, and policyholder dividends due and unpaid.

  The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies. Such liability is presented at amounts contractually due to policyholders.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

 Other Revenues

  Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

 Income Taxes

  The Company was excluded from MetLife's life/non-life consolidated federal tax return since it became a subsidiary of MICC in 2006. In 2011, the Company together with MICC and its subsidiaries were able to join the MetLife life/non-life consolidated federal tax return and became a party to the MetLife tax sharing agreement. Prior to 2011, the Company filed a consolidated tax return with MICC.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  (i)future taxable income exclusive of reversing temporary differences and carryforwards;

 (ii)future reversals of existing taxable temporary differences;

(iii)taxable income in prior carryback years; and

 (iv)tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by related parties.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments, and as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

 Foreign Currency

  The results of foreign investments in other limited partnership interests are recorded based on the functional currency of each investment. Net assets of the foreign investments are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and the proportionate shares of net income from the foreign investments are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular annual periods.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity securities, derivatives, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment -type product policy fees in the consolidated statements of operations.

 ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, change the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities. The Company had no net cumulative effect adjustment related to the adoption of the OTTI guidance. As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $5 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

 Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

  As the Company did not have a minority interest, the adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

 Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or
       (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

 Other Pronouncements

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

 FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011- 04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $600 million to $650 million and total equity will be reduced by approximately $400 million to $450 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately $8 million to $9 million, $34 million to $38 million, and $67 million to $75 million in 2011, 2010, and 2009, respectively, as of the date of adoption.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                            DECEMBER 31, 2011
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $3,545   $  445  $   24   $   -- $  3,966   37.9%
Foreign corporate securities...............   1,634      152      14       --    1,772   16.9
U.S. Treasury and agency securities........   1,247      280      --       --    1,527   14.6
RMBS.......................................   1,268       82      31        6    1,313   12.6
State and political subdivision securities.     675      110       4       --      781    7.5
CMBS.......................................     539       30       2       --      567    5.4
ABS........................................     359       13       7       --      365    3.5
Foreign government securities..............     138       29       1       --      166    1.6
                                             ------   ------  ------   ------ --------  -----
 Total fixed maturity securities...........  $9,405   $1,141  $   83   $    6 $ 10,457  100.0%
                                             ======   ======  ======   ====== ========  =====

EQUITY SECURITIES:
Common stock...............................  $    1   $   --  $   --   $   -- $      1   50.0%
Non-redeemable preferred stock.............       1       --      --       --        1   50.0
                                             ------   ------  ------   ------ --------  -----
 Total equity securities...................  $    2   $   --  $   --   $   -- $      2  100.0%
                                             ======   ======  ======   ====== ========  =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2010
                                            ------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ---------------------- ESTIMATED
                                            AMORTIZED       TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS  LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ----- --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $3,186   $220    $  34   $   -- $  3,372   38.9%
Foreign corporate securities...............   1,394    103        7       --    1,490   17.1
U.S. Treasury and agency securities........   1,153     18       28       --    1,143   13.2
RMBS.......................................     986     52       22        6    1,010   11.6
State and political subdivision securities.     643     10       23       --      630    7.3
CMBS.......................................     490     26        3       --      513    5.9
ABS........................................     379     13        9       --      383    4.4
Foreign government securities..............     119     16       --       --      135    1.6
                                             ------   ----    -----   ------ --------  -----
 Total fixed maturity securities...........  $8,350   $458    $ 126   $    6 $  8,676  100.0%
                                             ======   ====    =====   ====== ========  =====

EQUITY SECURITIES:
Common stock...............................  $    1   $  1    $  --   $   -- $      2   66.7%
Non-redeemable preferred stock.............       2     --        1       --        1   33.3
                                             ------   ----    -----   ------ --------  -----
 Total equity securities...................  $    3   $  1    $   1   $   -- $      3  100.0%
                                             ======   ====    =====   ====== ========  =====

  Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

  The Company held no non-income producing fixed maturity securities at December 31, 2011 and 2010.

  The Company held foreign currency derivatives with notional amounts of $177 million and $117 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than the government securities summarized in the table below.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's stockholder's equity at:

                                                                 DECEMBER 31,
                                                               -----------------
                                                                 2011      2010
                                                               --------  --------
                                                               CARRYING VALUE (1)
                                                               -----------------
                                                                 (IN MILLIONS)
U.S. Treasury and agency fixed maturity securities............ $  1,527  $  1,143
U.S. Treasury and agency fixed-income securities included in:
 Short-term investments....................................... $    629  $     60
 Cash equivalents............................................. $     38  $    221

--------

(1)Represents estimated fair value for fixed maturity securities and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

  Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments at December 31, 2011 and 2010.

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $   161  $    162   $   128   $   132
Due after one year through five years..    1,470     1,545     1,095     1,145
Due after five years through ten years.    2,112     2,345     2,264     2,432
Due after ten years....................    3,496     4,160     3,008     3,061
                                         -------  --------   -------   -------
 Subtotal..............................    7,239     8,212     6,495     6,770
RMBS, CMBS and ABS.....................    2,166     2,245     1,855     1,906
                                         -------  --------   -------   -------
   Total fixed maturity securities.....  $ 9,405  $ 10,457   $ 8,350   $ 8,676
                                         =======  ========   =======   =======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

 EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                           -----------------------
                                                                             2011     2010    2009
                                                                           ------   ------  ------
                                                                               (IN MILLIONS)
Fixed maturity securities................................................. $1,057   $ 331   $ (33)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).............................................     (6)     (6)     (4)
                                                                           ------   -----   -----
     Total fixed maturity securities......................................  1,051     325     (37)
Equity securities.........................................................     --      --      (1)
Derivatives...............................................................    126     (73)     --
Short-term investments....................................................     (1)     --      (9)
                                                                           ------   -----   -----
     Subtotal.............................................................  1,176     252     (47)
                                                                           ------   -----   -----
Amounts allocated from:
 Insurance liability loss recognition.....................................    (61)    (34)     --
 DAC related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss)............................................     --       1      --
 DAC......................................................................    (54)    (53)     (6)
                                                                           ------   -----   -----
     Subtotal.............................................................   (115)    (86)     (6)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss).............      2       2       2
Deferred income tax benefit (expense).....................................   (373)    (61)     16
                                                                           ------   -----   -----
Net unrealized investment gains (losses).................................. $  690   $ 107   $ (35)
                                                                           ======   =====   =====

  The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss), were as follows:

                                                                                    DECEMBER 31,
                                                                                   --------------
                                                                                     2011    2010
                                                                                   ------  ------
                                                                                    (IN MILLIONS)
Balance, beginning of period...................................................... $   (6) $   (4)
Noncredit OTTI losses recognized (1)..............................................      2      (5)
Securities sold with previous noncredit OTTI loss.................................      2      --
Subsequent changes in estimated fair value........................................     (4)      3
                                                                                   ------  ------
Balance, end of period............................................................ $   (6) $   (6)
                                                                                   ======  ======

--------

(1)Noncredit OTTI losses recognized, net of DAC, were $1 million and ($4) million for the years ended December 31, 2011 and 2010, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                        YEARS ENDED DECEMBER 31,
                                                                        ----------------------
                                                                          2011     2010    2009
                                                                        ------   ------  ------
                                                                             (IN MILLIONS)
Balance, beginning of period........................................... $  107   $  (35) $ (274)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized...........................................................     --       (2)     (4)
Unrealized investment gains (losses) during the year...................    924      301     432
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition...........................    (27)     (34)     --
 DAC related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss).........................................     (1)       1      --
 DAC...................................................................     (1)     (47)    (59)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..........     --       --       2
Deferred income tax benefit (expense)..................................   (312)     (77)   (132)
                                                                        ------   ------  ------
Balance, end of period................................................. $  690   $  107  $  (35)
                                                                        ======   ======  ======
Change in net unrealized investment gains (losses)..................... $  583   $  142  $  239
                                                                        ======   ======  ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................  $  136     $   7     $   84     $  17     $   220    $  24
Foreign corporate securities................     213         6         12         8         225       14
U.S. Treasury and agency securities.........     118        --         --        --         118       --
RMBS........................................     214        18         92        19         306       37
State and political subdivision securities..      --        --         22         4          22        4
CMBS........................................       9         1         15         1          24        2
ABS.........................................      95         1         26         6         121        7
Foreign government securities...............      15         1         --        --          15        1
                                              ------     -----     ------     -----     -------    -----
 Total fixed maturity securities............  $  800     $  34     $  251     $  55     $ 1,051    $  89
                                              ======     =====     ======     =====     =======    =====

EQUITY SECURITIES:
Non-redeemable preferred stock..............  $    1     $  --     $   --     $  --     $     1    $  --
                                              ------     -----     ------     -----     -------    -----
 Total equity securities....................  $    1     $  --     $   --     $  --     $     1    $  --
                                              ======     =====     ======     =====     =======    =====
Total number of securities in an unrealized
  loss position.............................     142                   91
                                              ======               ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities................... $    275    $   9     $  164     $  25     $   439    $  34
Foreign corporate securities................      111        2         45         5         156        7
U.S. Treasury and agency securities.........      462       18         52        10         514       28
RMBS........................................       88        2        167        26         255       28
State and political subdivision securities..      350       15         17         8         367       23
CMBS........................................       24       --         27         3          51        3
ABS.........................................        5       --         40         9          45        9
Foreign government securities...............        9       --         --        --           9       --
                                             --------    -----     ------     -----     -------    -----
 Total fixed maturity securities............ $  1,324    $  46     $  512     $  86     $ 1,836    $ 132
                                             ========    =====     ======     =====     =======    =====

EQUITY SECURITIES:
Non-redeemable preferred stock.............. $     --    $  --     $    1     $   1     $     1    $   1
                                             --------    -----     ------     -----     -------    -----
 Total equity securities.................... $     --    $  --     $    1     $   1     $     1    $   1
                                             ========    =====     ======     =====     =======    =====
Total number of securities in an unrealized
  loss position.............................      167                 127
                                             ========              ======

 AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2011
                                          -------------------------------------------------------------------
                                          COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                          ---------------------- ----------------------  --------------------
                                            LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                              20%        MORE        20%         MORE        20%       MORE
                                          -----------  --------  -----------   --------  ----------- --------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................   $  657      $  102     $   14       $   25       113        17
Six months or greater but less than nine
  months.................................      122          19         13            6        17         5
Nine months or greater but less than
  twelve months..........................       38          --          2           --         6        --
Twelve months or greater.................      165          37         16           13        64        10
                                            ------      ------     ------       ------
 Total...................................   $  982      $  158     $   45       $   44
                                            ======      ======     ======       ======
Percentage of amortized cost.............                               5%          28%
                                                                   ======       ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2010
                                             -------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ----------------------  --------------------
                                               LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                 20%        MORE        20%         MORE        20%       MORE
                                             -----------  --------  -----------   --------  ----------- --------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $ 1,364     $   42     $   45       $   10       164         7
Six months or greater but less than nine
  months....................................        --         14         --            3        --         3
Nine months or greater but less than twelve
  months....................................         4          3         --            1         2         1
Twelve months or greater....................       461         80         50           23        92        24
                                               -------     ------     ------       ------
 Total......................................   $ 1,829     $  139     $   95       $   37
                                               =======     ======     ======       ======
Percentage of amortized cost................                               5%          27%
                                                                      ======       ======

  Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $1 million at December 31, 2010 to $0 at December 31, 2011.

 CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $89 million and $133 million at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                       DECEMBER 31,
                                                       ------------
                                                         2011   2010
                                                       ------ ------
           SECTOR:
           RMBS.......................................   42%    21%
           U.S. corporate securities..................   27     26
           Foreign corporate securities...............   16      6
           ABS........................................    8      7
           State and political subdivision securities.    4     17
           CMBS.......................................    2      2
           Foreign government securities..............    1     --
           U.S. Treasury and agency securities........   --     21
                                                        ---    ---
            Total.....................................  100%   100%
                                                        ===    ===

           INDUSTRY:
           Mortgage-backed............................   44%    23%
           Finance....................................   28     17
           Asset-backed...............................    8      7
           Consumer...................................    5      3
           State and political subdivision securities.    4     17
           Industrial.................................    2      1
           U.S. Treasury and agency securities........   --     21
           Other......................................    9     11
                                                        ---    ---
            Total.....................................  100%   100%
                                                        ===    ===

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities or equity securities with a gross unrealized loss greater than $10 million at both December 31, 2011 and 2010. The fixed maturity securities and equity securities with gross unrealized losses decreased $44 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  As of December 31, 2011, $19 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $19 million, $15 million, or 79%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $19 million, $4 million, or 21%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

  In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

  With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               -----------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized..................................................  $ --     $ (9)  $ (18)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................    (2)       5       5
                                                                                ----     ----   -----
 Net OTTI losses on fixed maturity securities recognized in earnings..........    (2)      (4)    (13)
 Fixed maturity securities -- net gains (losses) on sales and disposals.......    (5)      30       9
                                                                                ----     ----   -----
   Total gains (losses) on fixed maturity securities..........................    (7)      26      (4)
                                                                                ----     ----   -----
Other net investment gains (losses):
 Equity securities............................................................    (1)      --      (2)
 Mortgage loans...............................................................     2       (9)      1
 Real estate joint ventures...................................................    --       (1)     (2)
 Other limited partnership interests..........................................    (1)      (1)    (17)
                                                                                ----     ----   -----
   Total net investment gains (losses)........................................  $ (7)    $ 15   $ (24)
                                                                                ====     ====   =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $1 million for the year ended December 31, 2011 and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           YEARS ENDED DECEMBER 31,  YEARS ENDED DECEMBER 31,  YEARS ENDED DECEMBER 31,
                                          -------------------------  -----------------------  -------------------------
                                            2011     2010     2009   2011     2010    2009      2011     2010     2009
                                          -------  -------  -------  ----     ----    ----    -------  -------  -------
                                          FIXED MATURITY SECURITIES  EQUITY SECURITIES                  TOTAL
                                          -------------------------  -----------------------  -------------------------
                                                                      (IN MILLIONS)
Proceeds................................. $ 2,510  $ 3,329  $ 2,476  $  5     $  3    $  7    $ 2,515  $ 3,332  $ 2,483
                                          =======  =======  =======   ====     ====    ====   =======  =======  =======
Gross investment gains................... $    13  $    52  $    25  $ --     $ --    $ --    $    13  $    52  $    25
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
Gross investment losses..................     (18)     (22)     (16)   --       --      (2)       (18)     (22)     (18)
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
Total OTTI losses recognized in
 earnings:
    Credit-related.......................      (2)      (4)     (12)   --       --      --         (2)      (4)     (12)
    Other (1)............................      --       --       (1)   (1)      --      --         (1)      --       (1)
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
     Total OTTI losses recognized in
      earnings...........................      (2)      (4)     (13)   (1)      --      --         (3)      (4)     (13)
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
Net investment gains (losses)............ $    (7) $    26  $    (4) $ (1)    $ --    $ (2)   $    (8) $    26  $    (6)
                                          =======  =======  =======   ====     ====    ====   =======  =======  =======

--------

(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                           2011     2010    2009
                                                         ------   ------  ------
                                                            (IN MILLIONS)
  Sector:
  U.S. and foreign corporate securities -- by industry:
   Utility..............................................  $ --     $  1    $ --
   Finance..............................................    --       --      10
   Consumer.............................................    --       --       1
   Communications.......................................    --       --       1
   Other industries.....................................    --       --      --
                                                          ----     ----    ----
     Total U.S. and foreign corporate securities........    --        1      12
  RMBS..................................................     2        2       1
  CMBS..................................................    --        1      --
                                                          ----     ----    ----
       Total............................................  $  2     $  4    $ 13
                                                          ====     ====    ====

  The equity security OTTI losses recognized in earnings for the year ended December 31, 2011 of $1 million related to financial services industry perpetual hybrid securities classified within non-redeemable preferred stock.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                  2011           2010
                                                                                  ----           ----
                                                                                  (IN MILLIONS)
Balance, at January 1,........................................................... $  1           $  1
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................   --              1
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired...........................................................    2             --
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI.......................................   (1)            --
 Securities impaired to net present value of expected future cash flows..........   (1)            (1)
                                                                                      ----           ----
Balance, at December 31,......................................................... $  1           $  1
                                                                                      ====           ====

 NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2011      2010      2009
                                                       ------    ------    ------
                                                          (IN MILLIONS)
    Investment income:
    Fixed maturity securities......................... $ 468     $ 430     $ 332
    Mortgage loans....................................    76        53        25
    Policy loans......................................     4         4         3
    Real estate joint ventures........................    --        (2)       (3)
    Other limited partnership interests...............    42        52        --
    Cash, cash equivalents and short-term investments.    --        (2)        3
    Other.............................................     9        --        --
                                                       -----     -----     -----
       Subtotal.......................................   599       535       360
     Less: Investment expenses........................    13        15        11
                                                       -----     -----     -----
       Net investment income.......................... $ 586     $ 520     $ 349
                                                       =====     =====     =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 SECURITIES LENDING

  As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

  Elements of the securities lending program are presented below at:

                                                             DECEMBER 31,
                                                         -----------------
                                                            2011     2010
                                                         -------- --------
                                                           (IN MILLIONS)
     Securities on loan: (1)
      Amortized cost.................................... $  1,153 $  1,157
      Estimated fair value.............................. $  1,437 $  1,175
     Cash collateral on deposit from counterparties (2). $  1,429 $  1,192
     Security collateral on deposit from counterparties. $     37 $     --
     Reinvestment portfolio -- estimated fair value..... $  1,414 $  1,180

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

  Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

 INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

  Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents and fixed maturity securities.

                                                                   DECEMBER 31,
                                                               ---------------
                                                                 2011     2010
                                                               -------  -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $     7  $     6
  Invested assets pledged as collateral (2)...................       6       43
                                                               -------  -------
   Total invested assets on deposit and pledged as collateral. $    13  $    49
                                                               =======  =======

--------

(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

(2)Certain of the Company's invested assets are pledged as collateral for various derivative transactions. See Note 3.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                    ----------------------------------------
                                            2011                 2010
                                    -------------------  -------------------
                                      CARRYING    % OF     CARRYING    % OF
                                        VALUE     TOTAL      VALUE     TOTAL
                                    ------------- -----  ------------- -----
                                    (IN MILLIONS)        (IN MILLIONS)
  Mortgage loans:
   Commercial......................    $ 1,314     87.1%    $ 1,002     85.3%
   Agricultural....................        205     13.6         185     15.7
                                       -------    -----     -------    -----
     Subtotal......................      1,519    100.7       1,187    101.0
   Valuation allowances............        (11)    (0.7)        (12)    (1.0)
                                       -------    -----     -------    -----
       Total mortgage loans, net...    $ 1,508    100.0%    $ 1,175    100.0%
                                       =======    =====     =======    =====

  See "-- Related Party Investment Transactions" for discussion of affiliated mortgage loans included in the table above.

  The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                    COMMERCIAL  AGRICULTURAL   TOTAL
                                                   ----------- ------------- -------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........   $    --       $  --     $    --
 Evaluated collectively for credit losses.........     1,314         205       1,519
                                                     -------       -----     -------
   Total mortgage loans...........................     1,314         205       1,519
                                                     -------       -----     -------
Valuation allowances:
 Specific credit losses...........................        --          --          --
 Non-specifically identified credit losses........        10           1          11
                                                     -------       -----     -------
   Total valuation allowances.....................        10           1          11
                                                     -------       -----     -------
     Mortgage loans, net of valuation allowance...   $ 1,304       $ 204     $ 1,508
                                                     =======       =====     =======
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........   $    --       $  --     $    --
 Evaluated collectively for credit losses.........     1,002         185       1,187
                                                     -------       -----     -------
   Total mortgage loans...........................     1,002         185       1,187
                                                     -------       -----     -------
Valuation allowances:
 Specific credit losses...........................        --          --          --
 Non-specifically identified credit losses........        12          --          12
                                                     -------       -----     -------
   Total valuation allowances.....................        12          --          12
                                                     -------       -----     -------
     Mortgage loans, net of valuation allowance...   $   990       $ 185     $ 1,175
                                                     =======       =====     =======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                       --------------------------------
                                        COMMERCIAL   AGRICULTURAL   TOTAL
                                       -----------  ------------- -------
                                                 (IN MILLIONS)
       Balance at January 1, 2009.....    $  4          $ --       $  4
       Provision (release)............       2            --          2
       Charge-offs, net of recoveries.      (3)           --         (3)
                                          ----          ----       ----
       Balance at December 31, 2009...       3            --          3
       Provision (release)............       9            --          9
       Charge-offs, net of recoveries.      --            --         --
                                          ----          ----       ----
       Balance at December 31, 2010...      12            --         12
       Provision (release)............      (2)            1         (1)
       Charge-offs, net of recoveries.      --            --         --
                                          ----          ----       ----
       Balance at December 31, 2011...    $ 10          $  1       $ 11
                                          ====          ====       ====

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                 COMMERCIAL
                       -------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                         DEBT SERVICE COVERAGE RATIOS
                       -----------------------------          % OF   ESTIMATED  % OF
                       > 1.20X  1.00X - 1.20X < 1.00X  TOTAL  TOTAL  FAIR VALUE TOTAL
                       -------  ------------- ------- ------- -----  ---------- -----
                                    (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $1,062       $ 15       $ 45   $ 1,122  85.4%  $ 1,201    85.9%
65% to 75%............    159          8         --       167  12.7       173    12.4
76% to 80%............      2         --         --         2   0.2         2     0.1
Greater than 80%......     13          8          2        23   1.7        22     1.6
                       ------       ----       ----   ------- -----   -------   -----
 Total................ $1,236       $ 31       $ 47   $ 1,314 100.0%  $ 1,398   100.0%
                       ======       ====       ====   ======= =====   =======   =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $  722       $ --       $ 30   $   752  75.0%  $   797    75.5%
65% to 75%............    142         10         25       177  17.7       186    17.6
76% to 80%............     14         --         --        14   1.4        15     1.4
Greater than 80%......     32         27         --        59   5.9        58     5.5
                       ------       ----       ----   ------- -----   -------   -----
 Total................ $  910       $ 37       $ 55   $ 1,002 100.0%  $ 1,056   100.0%
                       ======       ====       ====   ======= =====   =======   =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below.

                                                   AGRICULTURAL
                                     ----------------------------------------
                                                   DECEMBER 31,
                                     ----------------------------------------
                                             2011                 2010
                                     -------------------  -------------------
                                       RECORDED    % OF     RECORDED    % OF
                                      INVESTMENT   TOTAL   INVESTMENT   TOTAL
                                     ------------- -----  ------------- -----
                                     (IN MILLIONS)        (IN MILLIONS)
 Loan-to-value ratios:
 Less than 65%......................    $   205    100.0%    $  185     100.0%
                                        -------    -----     ------     -----
   Total............................    $   205    100.0%    $  185     100.0%
                                        =======    =====     ======     =====

  Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with 100% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due, as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no loans past due and no loans in non-accrual status at both December 31, 2011 and 2010.

  Impaired Mortgage Loans. The Company had one impaired commercial mortgage loan with an unpaid principal balance, recorded investment and carrying value, which was modified in a troubled debt restructuring, of $2 million, at December 31, 2011. The average investment on such mortgage loan was $1 million for the year ended December 31, 2011. The Company had no impaired mortgage loan at December 31, 2010. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2011 and 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had one commercial mortgage loan modified during the period in a troubled debt restructuring with a pre-modification and post-modification carrying value of $2 million.

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

 REAL ESTATE JOINT VENTURES

  The carrying value of real estate joint ventures was $30 million at both December 31, 2011 and 2010. There were no impairments of real estate joint ventures for the year ended December 31, 2011. Impairments of real estate joint ventures were $2 million for each of the years ended December 31, 2010 and 2009.

 OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

overseas) was $535 million and $456 million at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $126 million and $105 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. There were no impairments of cost method other limited partnership interests for the year ended December 31, 2011. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $1 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

 COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $550 million as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $473 million as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income
(loss) for one of the three most recent annual periods: 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the three most recent periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $134.4 billion and $103.1 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $7.3 billion and $7.4 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $5.0 billion, $11.0 billion and $12.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING     % OF    CARRYING     % OF
                                                                  VALUE      TOTAL     VALUE      TOTAL
                                                              ------------- ------ ------------- ------
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.    $  356      58.7%    $   68      31.6%
Loans to affiliates..........................................       125      20.6         --        --
Leveraged leases, net of non-recourse debt...................        64      10.6         56      26.1
Tax credit partnerships......................................        61      10.1         91      42.3
                                                                 ------     -----     ------     -----
 Total.......................................................    $  606     100.0%    $  215     100.0%
                                                                 ======     =====     ======     =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding loans to affiliates. See "Leveraged Leases" for the composition of leveraged leases. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

 Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                                          DECEMBER 31,
                                                                                      --------------
                                                                                        2011     2010
                                                                                      ------   ------
                                                                                       (IN MILLIONS)
Rental receivables, net.............................................................. $   92   $   92
Estimated residual values............................................................     14       14
                                                                                      ------   ------
  Subtotal...........................................................................    106      106
Unearned income......................................................................    (42)     (50)
                                                                                      ------   ------
  Investment in leveraged leases..................................................... $   64   $   56
                                                                                      ======   ======

  Rental receivables are generally due in periodic installments. The remaining payment periods were 21 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $35 million and $4 million at December 31, 2011 and 2010, respectively.

  The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                            ----------------------------
                                                                              2011      2010      2009
                                                                            ------    ------    ------
                                                                               (IN MILLIONS)
Net income from investment in leveraged leases.............................  $  8     $  --     $  --
Less: Income tax expense on leveraged leases...............................    (3)       --        --
                                                                             ----     -----     -----
Net investment income after income tax from investment in leveraged leases.  $  5     $  --     $  --
                                                                             ====     =====     =====

 CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $44 million and $221 million at December 31, 2011 and 2010, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 PURCHASED CREDIT IMPAIRED INVESTMENTS

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The table below presents the purchased credit impaired fixed maturity securities, held at:

                                                                    DECEMBER 31,
                                                                ----------------
                                                                  2011     2010
                                                                ------   ------
                                                                (IN MILLIONS)
   Outstanding principal and interest balance (1).............. $  315   $  20
   Carrying value (2).......................................... $  229   $  19

--------

(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                                    DECEMBER 31,
                                                                ----------------
                                                                  2011     2010
                                                                ------   ------
                                                                (IN MILLIONS)
   Contractually required payments (including interest)........ $  482   $  24
   Cash flows expected to be collected (1)..................... $  421   $  24
   Fair value of investments acquired.......................... $  238   $  19

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                                   DECEMBER 31,
                                                               ---------------
                                                                  2011     2010
                                                               -------   ------
                                                                (IN MILLIONS)
  Accretable yield, January 1,................................ $     5   $   --
  Investments purchased.......................................     183        5
  Accretion recognized in earnings............................      (7)      --
  Reclassification (to) from nonaccretable difference.........       6       --
                                                               -------   ------
  Accretable yield, December 31,.............................. $   187   $    5
                                                               =======   ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2)..................................... $ 1,313    $ 1,313   $   984    $   984
 CMBS (2).....................................     567        567       513        513
 ABS (2)......................................     365        365       409        409
 Foreign corporate securities.................      79         79        56         56
 U.S. corporate securities....................      30         30        24         24
Other limited partnership interests...........     446        761       409        763
                                               -------    -------   -------    -------
   Total...................................... $ 2,800    $ 3,115   $ 2,395    $ 2,749
                                               =======    =======   =======    =======

--------

(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

 RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                         YEARS ENDED DECEMBER 31,
                                                                     ---------------------------
                                                                       2011      2010     2009
                                                                     ------    ------   ------
                                                                         (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates... $  --     $  105   $    9
Amortized cost of invested assets transferred to affiliates......... $  --     $   97   $   13
Net investment gains (losses) recognized on transfers............... $  --     $    8   $   (4)
Estimated fair value of invested assets transferred from affiliates. $  --     $   46   $  155

  During 2009, the Company loaned $120 million to wholly-owned real estate subsidiaries of an affiliate, Metropolitan Life Insurance Company ("MLIC"), which are included in mortgage loans. The carrying value of

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these loans was $118 million and $119 million at December 31, 2011 and 2010, respectively. A loan of $80 million bears interest at 7.26% and is due in quarterly principal and interest payments of $2 million through January 2020, when the principal balance is due. A loan of $40 million bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. The loans are secured by interests in the real estate subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these loans was $9 million for both years ended December 31, 2011 and 2010, and less than $1 million for the year ended December 31, 2009.

  During 2011, the Company loaned $125 million to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. The loan was outstanding at December 31, 2011, and is included in other invested assets. The loan is due on December 16, 2021, and bears interest, payable semi-annually, at 5.86%. Both the principal and interest payments have been guaranteed by MetLife. Net investment income from this loan was less than $1 million for the year ended December 31, 2011.

  The Company receives investment administrative services from an affiliate. These investment expenses were $10 million, $8 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million, ($2) million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

3. DERIVATIVE FINANCIAL INSTRUMENTS

 ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                    DECEMBER 31,
                                               -------------------------------------------------------
                                                          2011                        2010
                                               --------------------------- ---------------------------
                                                          ESTIMATED FAIR              ESTIMATED FAIR
                                                            VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                             NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE        AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  -------------------------- -------- ------ ----------- -------- ------ -----------
                                                                    (IN MILLIONS)
Interest rate       Interest rate swaps....... $ 1,029  $ 154     $ 13     $   900   $ 15     $ 25
                    Interest rate floors......   2,000    100       --       2,000     45       --
                    Interest rate caps........   2,000      1       --       1,500      1       --
                    Interest rate futures.....     101      1       --         780      2        3
                    Interest rate forwards....     410     87       --         485     --       48
Foreign currency    Foreign currency swaps....     177      9        3         117      2        6
                    Foreign currency forwards.      --     --       --          34     --       --
Credit              Credit default swaps......     519      4        5         239      3        2
Equity market       Equity options............      23     --       --          15     --       --
                                               -------  -----     ----     -------   ----     ----
                      Total................... $ 6,259  $ 356     $ 21     $ 6,070   $ 68     $ 84
                                               =======  =====     ====     =======   ====     ====

--------

(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                  REMAINING LIFE
                           -------------------------------------------------------------
                                       AFTER ONE YEAR AFTER FIVE YEARS
                           ONE YEAR OR  THROUGH FIVE    THROUGH TEN    AFTER TEN
                              LESS         YEARS           YEARS         YEARS    TOTAL
                           ----------- -------------- ---------------- --------- -------
                                                   (IN MILLIONS)
Interest rate swaps.......   $   --       $   468           $ --         $ 561   $ 1,029
Interest rate floors......       --         2,000             --            --     2,000
Interest rate caps........      500         1,500             --            --     2,000
Interest rate futures.....      101            --             --            --       101
Interest rate forwards....      150           260             --            --       410
Foreign currency swaps....       --            21             88            68       177
Foreign currency forwards.       --            --             --            --        --
Credit default swaps......        1           518             --            --       519
Equity options............       23            --             --            --        23
                             ------       -------           ----         -----   -------
   Total..................   $  775       $ 4,767           $ 88         $ 629   $ 6,259
                             ======       =======           ====         =====   =======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options. The Company utilizes covered call options in non-qualifying hedging relationships.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

 HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
        Fair value hedges:
         Interest rate swaps..................  $  22   $  --      $   1      $  10   $  --      $ --
                                                -----   -----      -----      -----   -----      ----
           Subtotal...........................     22      --          1         10      --        --
                                                -----   -----      -----      -----   -----      ----
        Cash flow hedges:
         Foreign currency swaps...............    128       7          2         76       1         3
         Interest rate swaps..................    165      47         --        295       1        22
         Interest rate forwards...............    410      87         --        485      --        48
                                                -----   -----      -----      -----   -----      ----
           Subtotal...........................    703     141          2        856       2        73
                                                -----   -----      -----      -----   -----      ----
           Total qualifying hedges............  $ 725   $ 141      $   3      $ 866   $   2      $ 73
                                                =====   =====      =====      =====   =====      ====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $   842  $ 107      $  12     $    595 $  14      $   3
Interest rate floors.......................   2,000    100         --        2,000    45         --
Interest rate caps.........................   2,000      1         --        1,500     1         --
Interest rate futures......................     101      1         --          780     2          3
Foreign currency swaps.....................      49      2          1           41     1          3
Foreign currency forwards..................      --     --         --           34    --         --
Credit default swaps.......................     519      4          5          239     3          2
Equity options.............................      23     --         --           15    --         --
                                            -------  -----      -----     -------- -----      -----
   Total non-designated or non-qualifying
     derivatives........................... $ 5,534  $ 215      $  18     $  5,204 $  66      $  11
                                            =======  =====      =====     ======== =====      =====

 NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                     2011    2010    2009
                                                   ------  ------  ------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $ 191   $   3   $  (75)
       Embedded derivatives.......................   510     112     (528)
                                                   -----   -----   ------
          Total net derivative gains (losses)..... $ 701   $ 115   $ (603)
                                                   =====   =====   ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011, 2010 and 2009.

  The Company recognized $36 million, $20 million and $15 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2011, 2010 and 2009, respectively.

 FAIR VALUE HEDGES

  The Company designates and accounts for interest rate swaps to convert fixed rate investments to floating rate investments as fair value hedges when they have met the requirements of fair value hedging.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2011 and 2010. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2011 and 2010. The Company did not have any fair value hedges during the year ended December 31, 2009.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 CASH FLOW HEDGES

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (ii) interest rate forwards to lock in the price to be paid for forward purchases of investments; and (iii) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  For the years ended December 31, 2011 and 2010, the Company recognized insignificant amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amount reclassified into net derivative gains (losses) for the year ended December 31, 2011 related to such discontinued cash flow hedges was $1 million. For the years ended December 31, 2010 and 2009, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring.

  At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.

  The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               -----------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.......... $ (73)   $  (1)   $ (2)
Gains (losses) deferred in other comprehensive income (loss) on the effective
  portion of cash flow hedges.................................................   208      (70)      7
Amounts reclassified to net derivative gains (losses).........................    (9)      (2)     (6)
                                                                               -----    -----    ----
Accumulated other comprehensive income (loss), balance at December 31,........ $ 126    $ (73)   $ (1)
                                                                               =====    =====    ====

  At December 31, 2011, insignificant amounts of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity:

                                          AMOUNT OF GAINS          AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED          OF GAINS (LOSSES)
                                       IN ACCUMULATED OTHER         RECLASSIFIED FROM
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME  ACCUMULATED OTHER COMPREHENSIVE
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES INCOME (LOSS) INTO INCOME (LOSS)
-------------------------------------- --------------------- --------------------------------
                                                                      NET DERIVATIVE
                                                                      GAINS (LOSSES)
                                                             --------------------------------
                                                           (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
 Interest rate swaps..................      $       57                  $       1
 Foreign currency swaps...............               7                         (1)
 Interest rate forwards...............             144                          9
                                            ----------                  ---------
   Total..............................      $      208                  $       9
                                            ==========                  =========
FOR THE YEAR ENDED DECEMBER 31, 2010:
 Interest rate swaps..................      $      (21)                 $      --
 Foreign currency swaps...............              (1)                        --
 Interest rate forwards...............             (48)                         2
                                            ----------                  ---------
   Total..............................      $      (70)                 $       2
                                            ==========                  =========
FOR THE YEAR ENDED DECEMBER 31, 2009:
 Interest rate swaps..................      $       --                  $      --
 Foreign currency swaps...............              (1)                        --
 Interest rate forwards...............               8                          6
                                            ----------                  ---------
   Total..............................      $        7                  $       6
                                            ==========                  =========

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (iv) covered call options for income generation; (v) credit default swaps to economically hedge exposure to adverse movements in credit;
(vi) credit default swaps to synthetically create investments; and (vii) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................     $  84         $ --
        Interest rate floors..................        55           --
        Interest rate caps....................        (2)          --
        Interest rate futures.................         6           --
        Foreign currency swaps................         2           --
        Foreign currency forwards.............        (2)          --
        Equity options........................        --           (2)
        Interest rate options.................         1           --
        Interest rate forwards................        (1)          --
        Credit default swaps..................         1           --
                                                   -----         ----
         Total................................     $ 144         $ (2)
                                                   =====         ====
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................     $  (4)        $ --
        Interest rate floors..................        17           --
        Interest rate caps....................        (2)          --
        Interest rate futures.................       (28)          --
        Foreign currency swaps................        (1)          --
        Foreign currency forwards.............        (2)          --
        Equity options........................        --           (1)
        Interest rate options.................        --           --
        Interest rate forwards................         1           --
        Credit default swaps..................         1           --
                                                   -----         ----
         Total................................     $ (18)        $ (1)
                                                   =====         ====
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................     $   1         $ --
        Interest rate floors..................       (86)          --
        Interest rate caps....................         1           --
        Interest rate futures.................        (1)          --
        Foreign currency swaps................        (9)          --
        Foreign currency forwards.............        --           --
        Equity options........................        --           --
        Interest rate options.................        --           --
        Interest rate forwards................        --           --
        Credit default swaps..................        (2)          --
                                                   -----         ----
         Total................................     $ (96)        $ --
                                                   =====         ====

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $469 million and $185 million at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $2 million to terminate all of these contracts, and at December 31, 2010, the Company would have received $2 million to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                                          2011                                   2010
                                         -------------------------------------- --------------------------------------
                                                       MAXIMUM                                MAXIMUM
                                         ESTIMATED      AMOUNT                  ESTIMATED    AMOUNT OF
                                         FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE     FUTURE       WEIGHTED
                                         OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED   DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                     SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (IN MILLIONS)                          (IN MILLIONS)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................   $   1        $  63          4.1         $ --        $  23          4.1
   Credit default swaps referencing
     indices............................       1           43          2.8            1           59          3.3
                                           -----        -----                      ----        -----
    Subtotal............................       2          106          3.6            1           82          3.5
                                           -----        -----                      ----        -----
   Baa
   Single name credit default swaps
     (corporate)........................      (1)          85          4.6           --           --           --
   Credit default swaps referencing
     indices............................      (3)         278          4.7            1          103          5.0
                                           -----        -----                      ----        -----
    Subtotal............................      (4)         363          4.6            1          103          5.0
                                           -----        -----                      ----        -----
      Total.............................   $  (2)       $ 469          4.4         $  2        $ 185          4.4
                                           =====        =====                      ====        =====

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $243 million and $54 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $66 million and $0, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL
                                       COLLATERAL PROVIDED:       COLLATERAL PROVIDED UPON:
                                      ----------------------- ----------------------------------
                                                                            DOWNGRADE IN THE
                                                              ONE NOTCH COMPANY'S CREDIT RATING
                                                              DOWNGRADE TO A LEVEL THAT TRIGGERS
                       ESTIMATED                               IN THE        FULL OVERNIGHT
                   FAIR VALUE (1) OF                          COMPANY'S   COLLATERALIZATION OR
                   DERIVATIVES IN NET     FIXED MATURITY       CREDIT        TERMINATION OF
                   LIABILITY POSITION     SECURITIES (2)       RATING   THE DERIVATIVE POSITION
                   ------------------ ----------------------- --------- ------------------------
                                                   (IN MILLIONS)
December 31, 2011.        $ --                 $ --             $ --              $ --
December 31, 2010.        $ 69                 $ 37             $ 11              $ 46

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2011 and 2010, the Company did not provide any cash collateral.

  The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At both December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $6 million, which is included in premiums, reinsurance and other receivables.

 EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and ceded reinsurance written on a funds withheld basis.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                               ---------------
                                                                 2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Net embedded derivatives within asset host contracts:
   Ceded guaranteed minimum benefits.......................... $ 3,009 $   930
  Net embedded derivatives within liability host contracts:
   Direct guaranteed minimum benefits......................... $ 1,189 $   174
   Other......................................................     416       5
                                                               ------- -------
     Net embedded derivatives within liability host contracts. $ 1,605 $   179
                                                               ======= =======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 -----------------------
                                                   2011    2010    2009
                                                 ------  ------  ------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $ 510   $ 112   $ (528)

--------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $346 million, ($140) million and ($432) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($476) million, $210 million and $816 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

 RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2011
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR SIGNIFICANT OTHER SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS     OBSERVABLE     UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES        INPUTS          INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities....................      $    --           $   3,825       $    141   $   3,966
  Foreign corporate securities.................           --               1,628            144       1,772
  U.S. Treasury and agency securities..........          625                 902             --       1,527
  RMBS.........................................           --               1,280             33       1,313
  State and political subdivision securities...           --                 781             --         781
  CMBS.........................................           --                 555             12         567
  ABS..........................................           --                 310             55         365
  Foreign government securities................           --                 164              2         166
                                                     -------           ---------       --------   ---------
    Total fixed maturity securities............          625               9,445            387      10,457
                                                     -------           ---------       --------   ---------
Equity securities:
  Common stock.................................            1                  --             --           1
  Non-redeemable preferred stock...............           --                  --              1           1
                                                     -------           ---------       --------   ---------
    Total equity securities....................            1                  --              1           2
                                                     -------           ---------       --------   ---------
Short-term investments (1).....................          233                 546             --         779
Derivative assets: (2)
  Interest rate contracts......................            1                 255             87         343
  Foreign currency contracts...................           --                   9             --           9
  Credit contracts.............................           --                   3              1           4
                                                     -------           ---------       --------   ---------
    Total derivative assets....................            1                 267             88         356
Net embedded derivatives within asset host
 contracts (3).................................           --                  --          3,009       3,009
Separate account assets (4)....................           96              56,724             --      56,820
                                                     -------           ---------       --------   ---------
     Total assets..............................      $   956           $  66,982       $  3,485   $  71,423
                                                     =======           =========       ========   =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts......................      $    --           $      13       $     --   $      13
  Foreign currency contracts...................           --                   3             --           3
  Credit contracts.............................           --                   5             --           5
                                                     -------           ---------       --------   ---------
    Total derivative liabilities...............           --                  21             --          21
Net embedded derivatives within liability host
 contracts (3).................................           --                  --          1,605       1,605
                                                     -------           ---------       --------   ---------
     Total liabilities.........................      $    --           $      21       $  1,605   $   1,626
                                                     =======           =========       ========   =========

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR SIGNIFICANT OTHER SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS     OBSERVABLE     UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES        INPUTS          INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................       $  --            $   3,210       $    162   $   3,372
  Foreign corporate securities...............................          --                1,399             91       1,490
  U.S. Treasury and agency securities........................         495                  648             --       1,143
  RMBS.......................................................          --                  969             41       1,010
  State and political subdivision securities.................          --                  630             --         630
  CMBS.......................................................          --                  506              7         513
  ABS........................................................          --                  328             55         383
  Foreign government securities..............................          --                  131              4         135
                                                                    -----            ---------       --------   ---------
    Total fixed maturity securities..........................         495                7,821            360       8,676
                                                                    -----            ---------       --------   ---------
Equity securities:
  Common stock...............................................           2                   --             --           2
  Non-redeemable preferred stock.............................          --                   --              1           1
                                                                    -----            ---------       --------   ---------
    Total equity securities..................................           2                   --              1           3
                                                                    -----            ---------       --------   ---------
Short-term investments (1)...................................          20                   82              6         108
Derivative assets: (2)
Interest rate contracts......................................           2                   61             --          63
Foreign currency contracts...................................          --                    2             --           2
Credit contracts.............................................          --                    2              1           3
                                                                    -----            ---------       --------   ---------
  Total derivative assets....................................           2                   65              1          68
Net embedded derivatives within asset host contracts (3).....          --                   --            930         930
Separate account assets (4)..................................          --               42,435             --      42,435
                                                                    -----            ---------       --------   ---------
  Total assets...............................................       $ 519            $  50,403       $  1,298   $  52,220
                                                                    =====            =========       ========   =========
LIABILITIES:
Derivative liabilities: (2)
Interest rate contracts......................................       $   3            $      25       $     48   $      76
Foreign currency contracts...................................          --                    6             --           6
Credit contracts.............................................          --                    2             --           2
                                                                    -----            ---------       --------   ---------
  Total derivative liabilities...............................           3                   33             48          84
Net embedded derivatives within liability host contracts (3).          --                   --            179         179
                                                                    -----            ---------       --------   ---------
  Total liabilities..........................................       $   3            $      33       $    227   $     263
                                                                    =====            =========       ========   =========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs
   (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  See Note 2 for discussion of certain prior year amounts which have been reclassified to conform with the 2011 presentation.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities, equity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

 Embedded Derivatives Within Asset and Liability Host Contracts

  Embedded derivatives principally include certain direct and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

  The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  These securities are comprised of U.S. Treasury securities, exchange traded common stock, and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

 Derivative Assets and Derivative Liabilities

  These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

 Separate Account Assets

  These assets are comprised of securities that are similar in nature to the fixed maturity securities and short-term investments referred to above. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


LEVEL 2 MEASUREMENTS:

 Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

    U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

    U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

 Derivative Assets and Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

 Interest rate contracts.

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London InterBank Offer Rate ("LIBOR") basis curves.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

 Foreign currency contracts.

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

 Credit contracts.

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities and short-term investments referred to above. Also included are certain mutual funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

    U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

    Non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

 Derivative Assets and Derivative Liabilities

  These derivatives are principally valued using an income approach. Valuations of non-option based derivatives utilize present value techniques, whereas valuations of option based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

 Interest rate contracts.

  Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

 Credit contracts.

  Non-option-based -- Significant unobservable inputs may include credit spreads and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Direct Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Reinsurance Ceded on Certain Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

 Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

  These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $3 million were comprised of certain foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $39 million were comprised of certain U.S. corporate securities and RMBS.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $112 million were principally comprised of certain U.S. corporate securities and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $31 million were comprised of certain foreign and U.S. corporate securities.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ----------------------------------------------------------------------
                                                                             FIXED MATURITY SECURITIES:
                                                       ----------------------------------------------------------------------
                                                                                       STATE AND
                                                          U.S.     FOREIGN             POLITICAL                     FOREIGN
                                                       CORPORATE  CORPORATE           SUBDIVISION                   GOVERNMENT
                                                       SECURITIES SECURITIES   RMBS   SECURITIES    CMBS     ABS    SECURITIES
                                                       ---------- ---------- -------  ----------- -------  -------  ----------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...................................  $    162   $     91  $    41    $    --   $     7  $    55    $    4
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income..............................        --         --       --         --        --       --        --
   Net investment gains (losses)......................        --         --       --         --         1       --        --
   Net derivative gains (losses)......................        --         --       --         --        --       --        --
  Other comprehensive income (loss)...................        11         (3)      --         --        --        1        --
Purchases (3).........................................        34         70       10         --         7       49        --
Sales (3).............................................        (7)       (15)      (8)        --        (3)      (9)       (2)
Issuances (3).........................................        --         --       --         --        --       --        --
Settlements (3).......................................        --         --       --         --        --       --        --
Transfers into Level 3 (4)............................        --          3       --         --        --       --        --
Transfers out of Level 3 (4)..........................       (59)        (2)     (10)        --        --      (41)       --
                                                        --------   --------  -------    -------   -------  -------    ------
Balance, December 31,.................................  $    141   $    144  $    33    $    --   $    12  $    55    $    2
                                                        ========   ========  =======    =======   =======  =======    ======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at December 31,
 2011 included in earnings:
   Net investment income..............................  $     --   $     --  $    --    $    --   $    --  $    --    $   --
   Net investment gains (losses)......................  $     --   $     --  $    --    $    --   $    --  $    --    $   --
   Net derivative gains (losses)......................  $     --   $     --  $    --    $    --   $    --  $    --    $   --

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                   -----------------------------------------------------------------------------
                                                   EQUITY SECURITIES:                  NET DERIVATIVES: (5)
                                                   ------------------             ------------------------------
                                                          NON-
                                                       REDEEMABLE                 INTEREST    FOREIGN                  NET
                                                       PREFERRED      SHORT-TERM    RATE     CURRENCY   CREDIT      EMBEDDED
                                                         STOCK        INVESTMENTS CONTRACTS  CONTRACTS CONTRACTS DERIVATIVES (6)
                                                   ------------------ ----------- ---------  --------- --------- ---------------
                                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...............................     $       1       $       6  $     (48) $      -- $       1   $      751
Total realized/unrealized gains (losses) included
 in:
 Earnings: (1), (2)
   Net investment income..........................            --              --         --         --        --           --
   Net investment gains (losses)..................            (1)             --         --         --        --           --
   Net derivative gains (losses)..................            --              --          9         --        --          510
 Other comprehensive income (loss)................             1              --        135         --        --           --
Purchases (3).....................................            --              --         --         --        --           --
Sales (3).........................................            --              (6)        --         --        --           --
Issuances (3).....................................            --              --         --         --        --           --
Settlements (3)...................................            --              --         (9)        --        --          143
Transfers into Level 3 (4)........................            --              --         --         --        --           --
Transfers out of Level 3 (4)......................            --              --         --         --        --           --
                                                       ---------       ---------  ---------  --------- ---------   ----------
Balance, December 31,.............................     $       1       $      --  $      87  $      -- $       1   $    1,404
                                                       =========       =========  =========  ========= =========   ==========
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income..........................     $      --       $      --  $      --  $      -- $      --   $       --
   Net investment gains (losses)..................     $      (1)      $      --  $      --  $      -- $      --   $       --
   Net derivative gains (losses)..................     $      --       $      --  $      --  $      -- $      --   $      520

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ---------------------------------------------------------------------
                                                                            FIXED MATURITY SECURITIES:
                                                       ---------------------------------------------------------------------
                                                                                         STATE AND
                                                          U.S.       FOREIGN             POLITICAL                   FOREIGN
                                                       CORPORATE    CORPORATE           SUBDIVISION                 GOVERNMENT
                                                       SECURITIES   SECURITIES   RMBS   SECURITIES   CMBS     ABS   SECURITIES
                                                       ----------   ---------- -------  ----------- ------- ------- ----------
                                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,...................................  $    139     $    70   $    30    $     1   $     1 $    38  $    --
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income..............................        --          --        --         --        --      --       --
   Net investment gains (losses)......................        --           1        --         --        --      --       --
   Net derivative gains (losses)......................        --          --        --         --        --      --       --
  Other comprehensive income (loss)...................         4           7         7         --         1       4       --
Purchases, sales, issuances and settlements (3).......        --          38       (11)        --         5      13        4
Transfers into Level 3 (4)............................        24          --        15         --        --      --       --
Transfers out of Level 3 (4)..........................        (5)        (25)       --         (1)       --      --       --
                                                        --------     -------   -------    -------   ------- -------  -------
Balance, December 31,.................................  $    162     $    91   $    41    $    --   $     7 $    55  $     4
                                                        ========     =======   =======    =======   ======= =======  =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at December 31,
 2010 included in earnings:
   Net investment income..............................  $     --     $    --   $     1    $    --   $    -- $    --  $    --
   Net investment gains (losses)......................  $     --     $    --   $    --    $    --   $    -- $    --  $    --
   Net derivative gains (losses)......................  $     --     $    --   $    --    $    --   $    -- $    --  $    --

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                     FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                   ----------------------------------------------------------------------------
                                                   EQUITY SECURITIES:                 NET DERIVATIVES: (5)
                                                   ------------------             ----------------------------
                                                          NON-
                                                       REDEEMABLE                 INTEREST   FOREIGN                  NET
                                                       PREFERRED      SHORT-TERM    RATE    CURRENCY   CREDIT      EMBEDDED
                                                         STOCK        INVESTMENTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (6)
                                                   ------------------ ----------- --------- --------- --------- ---------------
                                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,...............................      $     1         $    --    $    --   $    --  $      3     $    536
Total realized/unrealized gains (losses) included
 in:
 Earnings: (1), (2)
   Net investment income..........................           --              --         --        --        --           --
   Net investment gains (losses)..................           --              --         --        --        --           --
   Net derivative gains (losses)..................           --              --         --        --        (1)         112
 Other comprehensive income (loss)................           --              --        (48)       --        --           --
Purchases, sales, issuances and settlements (3)...           --               6         --        --        (1)         103
Transfers into Level 3 (4)........................           --              --         --        --        --           --
Transfers out of Level 3 (4)......................           --              --         --        --        --           --
                                                        -------         -------    -------   -------  --------     --------
Balance, December 31,.............................      $     1         $     6    $   (48)  $    --  $      1     $    751
                                                        =======         =======    =======   =======  ========     ========
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income..........................      $    --         $    --    $    --   $    --  $     --     $     --
   Net investment gains (losses)..................      $    --         $    --    $    --   $    --  $     --     $     --
   Net derivative gains (losses)..................      $    --         $    --    $    --   $    --  $     (1)    $    120

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ------------------------------------------------------------------------
                                                                              FIXED MATURITY SECURITIES:
                                                       ------------------------------------------------------------------------
                                                                                       STATE AND
                                                          U.S.     FOREIGN             POLITICAL                      FOREIGN
                                                       CORPORATE  CORPORATE           SUBDIVISION                    GOVERNMENT
                                                       SECURITIES SECURITIES   RMBS   SECURITIES    CMBS      ABS    SECURITIES
                                                       ---------- ---------- -------- ----------- -------  --------  ----------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,...................................  $     65   $     48  $     24   $    --   $    --  $     27   $    --
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income..............................        --         --        --        --        --        --        --
   Net investment gains (losses)......................       (17)        (1)       --        --        (1)       --        --
   Net derivative gains (losses)......................        --         --        --        --        --        --        --
  Other comprehensive income (loss)...................        18         11         1        --         1        14        --
Purchases, sales, issuances and settlements (3).......        10         12         5         1        --        (4)       --
Transfers into and/or out of Level 3 (4)..............        63         --        --        --         1         1        --
                                                        --------   --------  --------   -------   =======  --------   -------
Balance, December 31,.................................  $    139   $     70  $     30   $     1   $     1  $     38   $    --
                                                        ========   ========  ========   =======   =======  ========   =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at December 31,
 2009 included in earnings:
   Net investment income..............................  $     --   $     --  $     --   $    --   $    --        --        --
   Net investment gains (losses)......................  $    (17)  $     (1) $     --   $    --   $    (1)       --        --
   Net derivative gains (losses)......................  $     --   $     --  $     --   $    --   $    --        --        --

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -------------------------------------------------------------------
                                                           EQUITY SECURITIES:
                                                         --------------------
                                                                 NON-
                                                              REDEEMABLE                                              NET
                                                              PREFERRED           SHORT-TERM        NET            EMBEDDED
                                                                STOCK             INVESTMENTS  DERIVATIVES (5)   DERIVATIVES (6)
                                                         --------------------    ------------ ---------------- -----------------
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................................       $     7             $    --        $    --          $     963
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income................................            --                  --             --                 --
   Net investment gains (losses)........................            (2)                 --             --                 --
   Net derivative gains (losses)........................            --                  --              1               (516)
  Other comprehensive income (loss).....................             3                  --             --                 --
Purchases, sales, issuances and settlements (3).........            (7)                 --              2                 89
Transfers into and/or out of Level 3 (4)................            --                  --             --                 --
                                                               -------             -------        -------          ---------
Balance, December 31,...................................       $     1             $    --        $     3          $     536
                                                               =======             =======        =======          =========
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................       $    --             $    --        $    --          $      --
   Net investment gains (losses)........................       $    --             $    --        $    --          $      --
   Net derivative gains (losses)........................       $    --             $    --        $     1          $    (510)

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 NON-RECURRING FAIR VALUE MEASUREMENTS

  Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                           YEARS ENDED DECEMBER 31,
                   -------------------------------------------------------------------------------------------------------
                                  2011                               2010                               2009
                   ---------------------------------- ---------------------------------  ---------------------------------
                    CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET
                      VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT
                    PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS
                   MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)
                   ----------- ----------- ---------- ----------- ----------- ---------- ----------- ----------- ----------
                                                                (IN MILLIONS)
Other limited
  partnership
  interests (1)...    $ --        $ --        $ --        $ 4         $ 3        $ (1)      $ 21         $ 4       $ (17)
Real estate joint
  ventures (2)....    $ --        $ --        $ --        $ 3         $ 1        $ (2)      $  7         $ 5       $  (2)

--------

(1)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in international leveraged buyout funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $4 million at December 31, 2010.

(2)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were less than $1 million at December 31, 2010.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     ------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- --------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................          $ 1,508   $ 1,617           $ 1,175   $ 1,249
Policy loans........................................          $   102   $   104           $    64   $    64
Real estate joint ventures (1)......................          $     7   $     8           $     6   $     5
Other limited partnership interests (1).............          $     9   $    11           $     8   $     7
Short-term investments (2)..........................          $    --   $    --           $     5   $     5
Other invested assets (1)...........................          $   125   $   139           $    --   $    --
Cash and cash equivalents...........................          $   108   $   108           $   240   $   240
Accrued investment income...........................          $   120   $   120           $   105   $   105
Premiums, reinsurance and other receivables (1).....          $ 5,379   $ 6,167           $ 5,526   $ 5,943
LIABILITIES:
PABs (1)............................................          $ 6,316   $ 6,954           $ 6,462   $ 7,001
Payables for collateral under securities loaned and
  other transactions................................          $ 1,672   $ 1,672           $ 1,246   $ 1,246
Long-term debt......................................          $    42   $    50           $    45   $    45
Other liabilities (1)...............................          $   147   $   147           $   137   $   137
Separate account liabilities (1)....................          $   985   $   985           $ 1,125   $ 1,125
COMMITMENTS: (3)
Mortgage loan commitments...........................   $ 3    $    --   $    --    $ 80   $    --   $    (1)
Commitments to fund private corporate bond
  investments.......................................   $64    $    --   $     9    $ 66   $    --   $     3

--------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

 Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

  Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

  The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Short-term Investments

  Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Other Invested Assets

  Other invested assets within the preceding table are comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

 Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements and amounts receivable for securities sold but not yet settled.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 PABs

  PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Payables for Collateral Under Securities Loaned and Other Transactions

  The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

 Long-term Debt

  The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements.

 Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

 Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


5. DEFERRED POLICY ACQUISITION COSTS

  Information regarding DAC was as follows:

                                                                       DAC
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................    $ 2,082
Capitalizations..................................................        727
                                                                     -------
  Subtotal.......................................................      2,809
                                                                     -------
Amortization related to:
  Net investment gains (losses)..................................        136
  Other expenses.................................................       (332)
                                                                     -------
   Total amortization............................................       (196)
                                                                     -------
Unrealized investment gains (losses).............................        (59)
                                                                     -------
Balance at December 31, 2009.....................................      2,554
Capitalizations..................................................        880
                                                                     -------
  Subtotal.......................................................      3,434
                                                                     -------
Amortization related to:
  Net investment gains (losses)..................................        (59)
  Other expenses.................................................       (364)
                                                                     -------
   Total amortization............................................       (423)
                                                                     -------
Unrealized investment gains (losses).............................        (46)
                                                                     -------
Balance at December 31, 2010.....................................      2,965
Capitalizations..................................................      1,367
                                                                     -------
  Subtotal.......................................................      4,332
                                                                     -------
Amortization related to:
  Net investment gains (losses)..................................       (313)
  Other expenses.................................................       (475)
                                                                     -------
   Total amortization............................................       (788)
                                                                     -------
Unrealized investment gains (losses).............................         (2)
                                                                     -------
Balance at December 31, 2011.....................................    $ 3,542
                                                                     =======

  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. INSURANCE

 VALUE OF DISTRIBUTION AGREEMENTS

  Information regarding VODA, which was reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................    $  160
Amortization.....................................................        (5)
                                                                     ------
Balance at December 31, 2009.....................................       155
Amortization.....................................................        (7)
                                                                     ------
Balance at December 31, 2010.....................................       148
Amortization.....................................................        (8)
                                                                     ------
Balance at December 31, 2011.....................................    $  140
                                                                     ======

  The estimated future amortization expense allocated to other expenses for the next five years for VODA is $10 million in 2012, $11 million in 2013, $12 million in 2014, $12 million in 2015 and $12 million in 2016.

 SALES INDUCEMENTS

  Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................    $  378
Capitalization...................................................       122
Amortization.....................................................       (50)
                                                                     ------
Balance at December 31, 2009.....................................       450
Capitalization...................................................        98
Amortization.....................................................       (51)
                                                                     ------
Balance at December 31, 2010.....................................       497
Capitalization...................................................        79
Amortization.....................................................       (73)
                                                                     ------
Balance at December 31, 2011.....................................    $  503
                                                                     ======

 SEPARATE ACCOUNTS

  Separate account assets and liabilities primarily include pass-through separate accounts totaling $56.6 billion and $42.4 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 GUARANTEES

  The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                                  DECEMBER 31,
                                         -----------------------------------------------------------
                                                      2011                            2010
                                         ----------------------------    ---------------------------
                                             IN THE            AT            IN THE           AT
                                         EVENT OF DEATH   ANNUITIZATION  EVENT OF DEATH  ANNUITIZATION
                                         --------------   -------------  -------------- -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................  $     27,161            N/A      $  21,840             N/A
Net amount at risk (2)..................  $       795 (3)         N/A      $    415 (3)          N/A
Average attained age of contractholders.      63 years            N/A       62 years             N/A

ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................  $     33,558      $  41,713      $  23,624    $     30,613
Net amount at risk (2)..................  $     2,988 (3)   $  6,595 (4)   $  1,378 (3) $     3,523 (4)
Average attained age of contractholders.      64 years       62 years       64 years        62 years

                                                         DECEMBER 31,
                                                 -------------------------
                                                      2011           2010
                                                 ------------    ---------
                                                     SECONDARY GUARANTEES
                                                 -------------------------
                                                        (IN MILLIONS)
   UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
   Account value (general and separate account). $      3,019    $   1,578
   Net amount at risk (2)....................... $    58,776 (3) $ 29,454 (3)
   Average attained age of policyholders........     55 years     56 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct and assumed amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:



                                   ANNUITY CONTRACTS
                                -----------------------
                                                         UNIVERSAL AND
                                                         VARIABLE LIFE
                                                           CONTRACTS
                                GUARANTEED  GUARANTEED   -------------
                                  DEATH    ANNUITIZATION   SECONDARY
                                 BENEFITS    BENEFITS     GUARANTEES    TOTAL
                                ---------- ------------- ------------- ------
                                                (IN MILLIONS)
  DIRECT
  Balance at January 1, 2009...  $    73      $   221       $    52    $  346
  Incurred guaranteed benefits.       27           (6)          172       193
  Paid guaranteed benefits.....      (45)          --            --       (45)
                                 -------      -------       -------    ------
  Balance at December 31, 2009.       55          215           224       494
  Incurred guaranteed benefits.       23           66           246       335
  Paid guaranteed benefits.....       (5)          --            --        (5)
                                 -------      -------       -------    ------
  Balance at December 31, 2010.       73          281           470       824
  Incurred guaranteed benefits.       77          128           139       344
  Paid guaranteed benefits.....      (18)          --            --       (18)
                                 -------      -------       -------    ------
  Balance at December 31, 2011.  $   132      $   409       $   609    $1,150
                                 =======      =======       =======    ======

  CEDED
  Balance at January 1, 2009...  $    73      $    72       $    --    $  145
  Incurred guaranteed benefits.       27            2           142       171
  Paid guaranteed benefits.....      (45)          --            --       (45)
                                 -------      -------       -------    ------
  Balance at December 31, 2009.       55           74           142       271
  Incurred guaranteed benefits.       23           23           192       238
  Paid guaranteed benefits.....       (5)          --            --        (5)
                                 -------      -------       -------    ------
  Balance at December 31, 2010.       73           97           334       504
  Incurred guaranteed benefits.       77           44           123       244
  Paid guaranteed benefits.....      (18)          --            --       (18)
                                 -------      -------       -------    ------
  Balance at December 31, 2011.  $   132      $   141       $   457    $  730
                                 =======      =======       =======    ======

  NET
  Balance at January 1, 2009...  $    --      $   149       $    52    $  201
  Incurred guaranteed benefits.       --           (8)           30        22
  Paid guaranteed benefits.....       --           --            --        --
                                 -------      -------       -------    ------
  Balance at December 31, 2009.       --          141            82       223
  Incurred guaranteed benefits.       --           43            54        97
  Paid guaranteed benefits.....       --           --            --        --
                                 -------      -------       -------    ------
  Balance at December 31, 2010.       --          184           136       320
  Incurred guaranteed benefits.       --           84            16       100
  Paid guaranteed benefits.....       --           --            --        --
                                 -------      -------       -------    ------
  Balance at December 31, 2011.  $    --      $   268       $   152    $  420
                                 =======      =======       =======    ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
  Fund Groupings:
  Equity.................................................... $ 24,325 $ 21,558
  Balanced..................................................   26,785   16,456
  Bond......................................................    2,983    1,941
  Specialty.................................................      727      705
  Money Market..............................................      587      521
                                                             -------- --------
    Total................................................... $ 55,407 $ 41,181
                                                             ======== ========

7. REINSURANCE

  The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits for most new individual life insurance policies and for certain individual life insurance policies the Company reinsures up to 90% of the mortality risk. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

  The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to an affiliate.

  The Company reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2001 to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its new production of fixed annuities to an affiliated reinsurer.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $283 million and $262 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  At December 31, 2011, the Company had $427 million of net unaffiliated ceded reinsurance recoverables. Of this total, $377 million, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $233 million of which were unsecured. At December 31, 2010, the Company had $397 million of net unaffiliated ceded reinsurance recoverables. Of this total, $337 million, or 85%, were with the Company's five largest unaffiliated ceded reinsurers, including $201 million of which were unsecured.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                   2011       2010     2009
                                                                --------   --------  ------
                                                                       (IN MILLIONS)
PREMIUMS:
 Direct premiums............................................... $    961   $    562  $  564
 Reinsurance assumed...........................................        7         13      14
 Reinsurance ceded.............................................     (321)      (218)   (185)
                                                                --------   --------  ------
   Net premiums................................................ $    647   $    357  $  393
                                                                ========   ========  ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Direct universal life and investment-type product policy fees. $  1,694   $  1,224  $  834
 Reinsurance assumed...........................................       90        120     115
 Reinsurance ceded.............................................     (496)      (353)   (204)
                                                                --------   --------  ------
   Net universal life and investment-type product policy fees.. $  1,288   $    991  $  745
                                                                ========   ========  ======

OTHER REVENUES:
 Direct other revenues......................................... $     99   $     63  $   39
 Reinsurance assumed...........................................       --         --      --
 Reinsurance ceded.............................................      215        239     198
                                                                --------   --------  ------
   Net other revenues.......................................... $    314   $    302  $  237
                                                                ========   ========  ======

POLICYHOLDER BENEFITS AND CLAIMS:
 Direct policyholder benefits and claims....................... $  1,363   $    944  $  807
 Reinsurance assumed...........................................       15         29       8
 Reinsurance ceded.............................................     (599)      (487)   (358)
                                                                --------   --------  ------
   Net policyholder benefits and claims........................ $    779   $    486  $  457
                                                                ========   ========  ======

INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Direct interest credited to policyholder account balances..... $    436   $    404  $  377
 Reinsurance assumed...........................................       68         64      64
 Reinsurance ceded.............................................      (80)       (55)    (32)
                                                                --------   --------  ------
   Net interest credited to policyholder account balances...... $    424   $    413  $  409
                                                                ========   ========  ======

OTHER EXPENSES:
 Direct other expenses......................................... $  1,389   $    842  $  465
 Reinsurance assumed...........................................       48         90     105
 Reinsurance ceded.............................................      145         92      43
                                                                --------   --------  ------
   Net other expenses.......................................... $  1,582   $  1,024  $  613
                                                                ========   ========  ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                       DECEMBER 31, 2011
                                             -------------------------------------
                                                                           TOTAL
                                                                          BALANCE
                                               DIRECT   ASSUMED    CEDED    SHEET
                                             -------- --------- --------  --------
                                                         (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables. $    374 $     34  $ 12,271  $ 12,679
Deferred policy acquisition costs...........    3,986      140      (584)    3,542
                                             -------- --------  --------  --------
 Total assets............................... $  4,360 $    174  $ 11,687  $ 16,221
                                             ======== ========  ========  ========

LIABILITIES:
Future policy benefits...................... $  3,044 $     41  $     --  $  3,085
Other policy-related balances...............      181    1,510       758     2,449
Other liabilities...........................      211       10     4,093     4,314
                                             -------- --------  --------  --------
 Total liabilities.......................... $  3,436 $  1,561  $  4,851  $  9,848
                                             ======== ========  ========  ========

                                                       DECEMBER 31, 2010
                                             -------------------------------------
                                                                           TOTAL
                                                                          BALANCE
                                               DIRECT   ASSUMED    CEDED    SHEET
                                             -------- --------- --------  --------
                                                         (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables. $    211 $     40  $  9,527  $  9,778
Deferred policy acquisition costs...........    3,287      164      (486)    2,965
                                             -------- --------  --------  --------
 Total assets............................... $  3,498 $    204  $  9,041  $ 12,743
                                             ======== ========  ========  ========

LIABILITIES:
Future policy benefits...................... $  2,051 $     41  $     --  $  2,092
Other policy-related balances...............      177    1,435       508     2,120
Other liabilities...........................      246       12     3,343     3,601
                                             -------- --------  --------  --------
 Total liabilities.......................... $  2,474 $  1,488  $  3,851  $  7,813
                                             ======== ========  ========  ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $4.2 billion and $4.3 billion at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

 RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter, General American Life Insurance Company, MICC and MetLife Reinsurance Company of Vermont, all of which are related parties.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                   YEARS ENDED DECEMBER 31,
                                                               ---------------------------
                                                                 2011      2010      2009
                                                               ------    ------    ------
                                                                    (IN MILLIONS)
PREMIUMS:
 Reinsurance assumed.......................................... $    7    $   13    $   14
 Reinsurance ceded............................................   (284)     (190)     (164)
                                                                ------    ------   ------
   Net premiums............................................... $ (277)   $ (177)   $ (150)
                                                                ======    ======   ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Reinsurance assumed.......................................... $   90    $  120    $  115
 Reinsurance ceded............................................   (416)     (279)     (151)
                                                                ------    ------   ------
   Net universal life and investment-type product policy fees. $ (326)   $ (159)   $  (36)
                                                                ======    ======   ======

OTHER REVENUES:
 Reinsurance assumed.......................................... $   --    $   --    $   --
 Reinsurance ceded............................................    215       239       198
                                                                ------    ------   ------
   Net other revenues......................................... $  215    $  239    $  198
                                                                ======    ======   ======

POLICYHOLDER BENEFITS AND CLAIMS:
 Reinsurance assumed.......................................... $   15    $   29    $    8
 Reinsurance ceded............................................   (497)     (323)     (219)
                                                                ------    ------   ------
   Net policyholder benefits and claims....................... $ (482)   $ (294)   $ (211)
                                                                ======    ======   ======

INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Reinsurance assumed.......................................... $   68    $   64    $   64
 Reinsurance ceded............................................    (80)      (55)      (32)
                                                                ------    ------   ------
   Net interest credited to policyholder account balances..... $  (12)   $    9    $   32
                                                                ======    ======   ======

OTHER EXPENSES:
 Reinsurance assumed.......................................... $   48    $   90    $  105
 Reinsurance ceded............................................    144        92        42
                                                                ------    ------   ------
   Net other expenses......................................... $  192    $  182    $  147
                                                                ======    ======   ======

  Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                  DECEMBER 31,
                                                      ------------------------------------
                                                             2011               2010
                                                      -----------------  -----------------
                                                      ASSUMED    CEDED   ASSUMED    CEDED
                                                      -------- --------  -------- --------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.......... $     34 $ 11,810  $     40 $  9,117
Deferred policy acquisition costs....................      140     (583)      164     (484)
                                                      -------- --------  -------- --------
  Total assets....................................... $    174 $ 11,227  $    204 $  8,633
                                                      ======== ========  ======== ========

LIABILITIES:
Future policy benefits............................... $     41 $     --  $     41 $     --
Other policy-related balances........................    1,510      758     1,435      508
Other liabilities....................................       10    3,913        12    3,195
                                                      -------- --------  -------- --------
  Total liabilities.................................. $  1,561 $  4,671  $  1,488 $  3,703
                                                      ======== ========  ======== ========

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $3.0 billion and $930 million at December 31, 2011 and 2010, respectively. For the years ended December 31, 2011, 2010 and 2009, net derivative gains (losses) associated with the embedded derivatives included $1.7 billion, ($7) million, and ($1.5) billion, respectively.

  The Company cedes two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $416 million and $5 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($411) million, ($17) million and ($16) million at December 31, 2011, 2010 and 2009, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to the Company from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by the Company from the affiliated reinsurer by $337 million and $304 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $91 million, $81 million and $36 million at December 31, 2011, 2010 and 2009, respectively, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $806 million and $560 million, respectively, and was included in other policy-related balances in the consolidated balance sheets.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $4.6 billion and $4.0 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $4.1 billion and $4.2 billion, at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8. LONG-TERM DEBT

  On December 23, 2010, Greater Sandhill I, LLC ("Greater Sandhill"), an affiliate, issued to a third party, long-term notes for $45 million maturing in 2030 with an interest rate of 7.028%. The notes were issued in exchange for certain investments included in other invested assets. During the year ended December 31, 2011, Greater Sandhill repaid $3 million of the long term notes. The outstanding balance of the notes was $42 million and $45 million at December 31, 2011 and 2010, respectively.

  The aggregate maturities of long-term debt at December 31, 2011 are $1 million in each of the years 2012, 2013, 2014, 2015 and 2016 and $37 million thereafter.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Interest expense related to the Company's indebtedness included in other expenses was $3 million and less than $1 million for the years ended
December 31, 2011 and 2010, respectively. The Company had no interest expense related to indebtedness for the year ended December 31, 2009.

9. INCOME TAX

  The provision for income tax was as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010     2009
                                                     ------    ------   ------
                                                         (IN MILLIONS)
      Current:
       Federal...................................... $ (44)    $ (18)   $    8
      Deferred:
       Federal......................................   247       103      (193)
                                                     -----     -----     ------
         Provision for income tax expense (benefit). $ 203     $  85    $ (185)
                                                     =====     =====     ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010     2009
                                                     ------    ------   ------
                                                         (IN MILLIONS)
      Tax provision at U.S. statutory rate.......... $ 260     $ 132    $ (134)
      Tax effect of:
       Tax-exempt investment income.................   (45)      (43)      (33)
       Prior year tax...............................    (5)       --       (18)
       Tax credits..................................    (7)       (4)       --
                                                     -----     -----     ------
         Provision for income tax expense (benefit). $ 203     $  85    $ (185)
                                                     =====     =====     ======

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           DECEMBER 31,
                                                       --------------
                                                          2011     2010
                                                       -------   ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $    --   $ 243
          Investments, including derivatives..........     283      21
          Loss and credit carryforwards...............      96     106
          Other.......................................      --       1
                                                       -------   -----
                                                           379     371
                                                       -------   -----
         Deferred income tax liabilities:
          DAC.........................................   1,024     892
          Policyholder liabilities and receivables....     120      --
          Net unrealized investment gains.............     371      59
          Other.......................................       4      --
                                                       -------   -----
                                                         1,519     951
                                                       -------   -----
            Net deferred income tax asset (liability). $(1,140)  $(580)
                                                       =======   =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Domestic capital loss carryforwards of $6 million at December 31, 2011 will expire beginning in 2013. Tax credit carryforwards of $93 million at December 31, 2011 will expire beginning in 2016.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $92 million for 2011.

  Prior to 2011, the Company participated in a tax sharing agreement with MICC. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $25 million for 2010 and the amounts due to affiliates include $14 million for 2009.

  Pursuant to Internal Revenue Service ("IRS") rules, MICC and its subsidiaries, including the Company, was excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of MICC. In 2011, MICC and its subsidiaries, including the Company, joined the consolidated return and became a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $46 million and $28 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $15 million related to a true-up of the 2009 tax return.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


10. CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

 LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

 Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                 -------------
                                                                   2011    2010
                                                                 ------  ------
                                                                 (IN MILLIONS)
  Other Assets:
   Premium tax offset for future undiscounted assessments.......  $  4    $ 2
   Premium tax offsets currently available for paid assessments.     1     --
                                                                  ----    ---
                                                                  $  5    $ 2
                                                                  ====    ===
  Other Liabilities:
   Insolvency assessments.......................................  $ 11    $ 3
                                                                  ====    ===

  On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $4 million, after tax, related to ELNY.

COMMITMENTS

 COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $489 million and $435 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3 million and $80 million at December 31, 2011 and 2010, respectively.

 COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $64 million and $66 million at December 31, 2011 and 2010, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11. EQUITY

 CAPITAL CONTRIBUTIONS

  The Company received no cash contributions from MICC during the years ended December 31, 2011 and 2010. During the year ended December 31, 2009, the Company received cash contributions of $575 million from MICC.

 STATUTORY EQUITY AND INCOME

  MLI-USA's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MLI-USA exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MLI-USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MLI-USA are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) (unaudited) of MLI-USA, a Delaware domiciled insurer, was $178 million, $2 million and ($24) million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the Delaware Department of Insurance, was $1.7 billion and $1.5 billion at December 31, 2011 and 2010, respectively.

 DIVIDEND RESTRICTIONS

  Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the years ended December 31, 2011, 2010 and 2009, MLI-USA did not pay dividends to MICC. Because MLI-USA's statutory unassigned funds was negative at December 31, 2011, MLI-USA cannot pay any dividends in 2012 without prior regulatory approval.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------
                                                                                   2011      2010      2009
                                                                                 ------    ------    ------
                                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $ 933     $ 346     $ 433
Income tax effect of holding gains (losses).....................................  (326)     (122)     (153)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................    (9)      (47)       (5)
Income tax effect of reclassification adjustments...............................     4        17         2
Allocation of holding (gains) losses on investments relating to other
  policyholder amounts..........................................................   (29)      (80)      (59)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    10        28        21
                                                                                 -----     -----     -----
Net unrealized investment gains (losses), net of income tax.....................   583       142       239
Foreign currency translation adjustments, net of income tax.....................    (1)       --        --
                                                                                 -----     -----     -----
 Other comprehensive income (loss).............................................. $ 582     $ 142     $ 239
                                                                                 =====     =====     =====

12. OTHER EXPENSES

  Information on other expenses was as follows:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                ---------------------------
                                                                                   2011       2010     2009
                                                                                 -------   -------   ------
                                                                                     (IN MILLIONS)
Compensation................................................................... $   234    $   221   $  86
Commissions....................................................................   1,253        774     626
Volume-related costs...........................................................     121         92     270
Affiliated interest costs on ceded reinsurance.................................     211        102      47
Capitalization of DAC..........................................................  (1,367)      (880)   (727)
Amortization of DAC............................................................     788        423     196
Interest expense on debt and debt issuance costs...............................       3         --      --
Premium taxes, licenses & fees.................................................      56         34      29
Professional services..........................................................      16         13      --
Rent...........................................................................      25         25      --
Other..........................................................................     242        220      86
                                                                                 -------   -------   -----
  Total other expenses......................................................... $ 1,582    $ 1,024   $ 613
                                                                                 =======   =======   =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CAPITALIZATION AND AMORTIZATION OF DAC

  See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

 INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

  Interest expense on debt and debt issuance costs includes interest expense on debt (see Note 8).

 AFFILIATED EXPENSES

  Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions.

  See Notes 7 and 13 for discussion of affiliated expenses included in the table above.

13. RELATED PARTY TRANSACTIONS

 SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                          ----------------------------
                                                            2011      2010      2009
                                                           -------   -------  ------
                                                              (IN MILLIONS)
Compensation............................................. $   233   $   220   $  86
Commissions..............................................     951       507     400
Volume-related costs.....................................     177       134     249
Professional services....................................      16        13      --
Rent.....................................................      24        25      --
Other....................................................     245       224      80
                                                           -------   -------  -----
  Total other expenses................................... $ 1,646   $ 1,123   $ 815
                                                           =======   =======  =====

  Revenues received from affiliates related to these agreements were recorded as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                          ----------------------------
                                                            2011      2010      2009
                                                          ------    ------    ------
                                                             (IN MILLIONS)
  Universal life and investment-type product policy fees. $ 115      $ 83      $ 59
  Other revenues......................................... $  97      $ 63      $ 39

  The Company had net receivables from affiliates of $149 million and $104 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Notes 2 and 7 for additional related party transactions.

14. SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.

PART C.  OTHER INFORMATION

ITEM 26. EXHIBITS




        (a)          Resolution of the Board of Directors of MetLife Investors USA effecting the establishment of MetLife Investors USA Variable Life Account A 4
        (b)          None
        (c)  (i)     Principal Underwriter's and Selling Agreement (January 1, 2001) 2
             (ii)    Amendment to Principal Underwriter's and Selling Agreement (January 1, 2002) 2
             (iii)   Form of Retail Sales Agreement 5
             (iv)    Enterprise Selling Agreement dated February 2010 11
        (d)  (i)     Flexible Premium Variable Life Policy 8
             (ii)    Riders: Acceleration of Death Benefit Rider, Accidental
                     Death Benefit Rider, Children's Term Insurance Rider,
                     Guaranteed Minimum Death Benefit Rider, Guaranteed Survivor
                     Income Benefit Rider, Option to Purchase Additional
                     Insurance Coverage Rider, Option to Purchase Long-Term Care
                     Insurance Rider, Overloan Protection Rider, Waiver of
                     Monthly Deduction Rider, Waiver of Specified Premium Rider 8
        (e)          Enterprise Application for Policy 8
        (f)  (i)     Restated Articles of Incorporation of the Company 2
             (ii)    By-laws of the Company 2
             (iii)   Certificate of Amendment of Certificate of Incorporation
                     filed 10/01/79; Certificate of Change of Location of
                     Registered Office and/ or Registered Agent 2/8/80;
                     Certificate of Amendment of Certification on Incorporation
                     4/26/83; Certificate of Amendment of Certificate of
                     Incorporation 10/19/84; Certificate of Amendment of
                     Certificate of Incorporation 6/13/94; Certificate of
                     Amendment of Certificate of Incorporation of Security First
                     Life Insurance Company (name change to MetLife Investors
                     USA Insurance Company) 12/18/00. 2
        (g)  (i)     Reinsurance Agreement between MetLife Investors USA Insurance Company and
                     Metropolitan Life Insurance Company 1
             (ii)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd.1
             (iii)   Reinsurance Agreements (Filed herewith)
        (h)  (i)     Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors,
                     LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company (8/31/07) 7
             (ii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                     Corp, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company 2
             (iii)   Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and MetLife Investors USA Insurance Company dated April 30,
                     2003 6
             (iv)    First & Second Amendments to the Participation Agreement between Met Investors
                     Series Trust and MetLife Investors USA Insurance Company 10
             (v)     Amendment to the Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 9
             (vi)    Amendment to Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 12
             (vii)   Amdendments to the Participation Agreements with Met Investors Series Trust and
                     Metropolitan Series Fund, Inc. effective April 30, 2010. (Filed herewith)
        (i)          None
        (j)          None
        (k)          Opinion and Consent of Richard C. Pearson as to the legality of the securities being registered 9


        (l)          Actuarial Consent (Filed herewith)
        (m)          Calculation Exhibit (Filed herewith)
        (n)          Consent of Independent Auditors (Filed herewith)
        (o)          None
        (p)          None
        (q)          None
        (r)          Powers of Attorney 13



1 Incorporated herein by reference to Post-Effective Amendment No. 4 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed April 30, 2003.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed on July 15, 2004.

3 Incorporated herein by reference to Post-Effective Amendment No 14 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed October 7, 2005.

4 Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File 333-131665) filed on February 8, 2006.

5 Incorporated herein by reference to Post-Effective Amendment No.19 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464 and 811-03365) as filed on April 24, 2006.

6 Incorporated herein by reference to Post-Effective Amendment No. 1 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-125756) filed on April 24, 2006.

7 Incorporated herein by reference to Post-Effective Amendment No. 26 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464) filed on October 31, 2007.

8 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed on November 19, 2007.

9 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed April 4, 2008.

10 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 22, 2009.

11 Incorporated herein by reference to Post-Effective Amendment No. 35 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54466) filed April 22, 2010.


12 Incorporated herein by reference to Post-Effective Amendment No. 8 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-137968) filed on April 21, 2011.


13 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed on April 22, 2011.


ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life insurance contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address                       Positions and Offices with Depositor
-------------------------------------------------------   ------------------------------------


Michael K. Farrell                                        Chairman of the Board, President, Chief Executive
10 Park Avenue                                            Officer and Director
Morristown, NJ 07962

Susan A. Buffum                                           Director
10 Park Avenue
Morristown, NJ 07962


Elizabeth M. Forget                                       Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

George Foulke                                             Director
300 Davidson Avenue
Somerset, NJ 08873

Jay S. Kaduson                                            Vice President and Director
10 Park Avenue
Morristown, NJ 07962

Bennett D. Kleinberg                                      Vice President and Director
1300 Hall Boulevard
Bloomfield, CT 06002

Paul A. Sylvester                                         Director
10 Park Avenue
Morristown, NJ 07962

Jeffrey A. Tupper                                         Assistant Vice President and Director
5 Park Plaza, Suite 1900
Irvine, CA 92614

James J. Reilly                                           Vice President- Finance (principal financial officer)
501 Boylston Street
Boston, MA 02116


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The Registrant is a separate account of MetLife Investors USA Insurance Company under the Delaware insurance law. MetLife Investors USA Insurance Company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut which is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered. A provision in MetLife, Inc's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than the Registrant):

Met Investors Series Trust, Metropolitan Series Fund, Metropolitan Life
Separate Account E, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Accounts One and Metropolitan Tower Separate Account Two.

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.



Name and Principal Business Office                      Positions and Offices with Underwriter
------------------------------------                    ---------------------------------------
Marlene B. Debel (2)                                    Treasurer
Michael K. Farrell (3)                                  Director
Elizabeth M. Forget (2)                                 Executive Vice President
Paul A. LaPiana (1)                                     Executive Vice President, National Sales
                                                        Manager-Life
Craig W. Markham (4)                                    Director and Vice President
John G. Martinez (5)                                    Vice President, Chief Financial Officer
Paul A. Sylvester (3)                                   President, National Sales Manager-
                                                        Annuities & LTC
William J. Toppeta (2)                                  Director



(1) The principal business address is MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614.
(2) The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036.
(3) The principal business address is MetLife, 10 Park Avenue, Morristown, NJ 07962.
(4) The principal business address is MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128.
(5) The principal business address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

     (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                                           (3)
                                   (2)               Compensation on                                     (5)
          (1)                Net Underwriting      Events Occasioning             (4)
   Name of Principal          Discounts and        the Deduction of a                                   Other
      Underwriter              Commissions         Deferred Sales Load   Brokerage Commissions      Compensation
   -----------------         ----------------      -------------------   ---------------------      ------------

MetLife Investors
Distribution Company            $61,176,015                 $0                     $0                     $0



Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:



     (a)      Registrant

     (b)      MetLife Investors USA Insurance Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (c)      MetLife Investors Distribution Company
              5 Park Plaza, Suite 1900
              Irvine, California 92614

     (d)      Metropolitan Life Insurance Company
              200 Park Avenue
              New York, New York 10066


ITEM 32. MANAGEMENT SERVICES

         Not applicable

ITEM 33. FEE REPRESENTATION

     MetLife Investors USA Insurance Company represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife Investors USA Insurance Company.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors USA Variable Life Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 12th day of April, 2012.



                                           MetLife Investors USA Variable
                                           Life Account A

                                           By:  MetLife Investors USA
                                                Insurance Company

                                           By:  /s/ Robert L. Staffier, Jr.
                                           -------------------------------------
                                                   Robert L. Staffier, Jr.
                                                   Vice President

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors USA Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 12th day of April, 2012.



                                     MetLife Investors USA Insurance Company

                                     By:  /s/ Robert L. Staffier, Jr.
                                     -------------------------------------------
                                             Robert L. Staffier, Jr.
                                             Vice President



   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 12, 2012.



               SIGNATURE                                TITLE
               ---------                                -----

                   *                    Chairman of the Board, President and
 -------------------------------------         Chief Executive Officer
          Michael K. Farrell

                   *                           Vice President, Finance
 -------------------------------------
            James J. Reilly

                   *                                  Director
 -------------------------------------
            Susan A. Buffum

                   *                                  Director
 -------------------------------------
          Elizabeth M. Forget

                   *                                  Director
 -------------------------------------
             George Foulke

                   *                                  Director
 -------------------------------------
            Jay S. Kaduson

                   *                                  Director
 -------------------------------------
         Bennett D. Kleinberg

                   *                                  Director
 -------------------------------------
           Paul A. Sylvester

                   *                                  Director
 -------------------------------------
           Jeffrey A. Tupper




By:  /s/ John E. Connolly, Jr.
     --------------------------
     John E. Connolly, Jr.,
       Esq.
     Attorney-in-fact



* Executed by John E. Connolly, Jr., Esq. on behalf of those indicated pursuant to Powers of Attorney filed with Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 22, 2011.

                                 Exhibit Index


(g)(iii) Reinsurance Contracts
(h)(vii) Amendments to the Participation Agreements with Met Investors Series
         Trust and Metropolitan Series Fund, Inc.
(l)      Actuarial Opinion and Consent
(m)      Calculation Exhibit
(n)      Consent of Independent Registered Public Accounting Firm